EXECUTION COPY









                       POOLING AND SERVICING AGREEMENT
                          Dated as of March 1, 1997

                                     and

                   Amended and Restated as of April 1, 1997


                                    among


                       FINANCIAL ASSET SECURITIES CORP.
                                 (Depositor)


                             EMPIRE FUNDING CORP.
               (Transferor, Servicer and Claims Administrator)


                         EFC SECURITIZED ASSETS, L.C.
                        (Contract of Insurance Holder)


                                     and

                       FIRST BANK NATIONAL ASSOCIATION
                                  (Trustee)



                 EMPIRE FUNDING HOME LOAN REMIC TRUST 1997-A
                           ASSET BACKED CERTIFICATES
                                SERIES 1997-A






                              TABLE OF CONTENTS
                             -----------------


                                  ARTICLE I

                                 DEFINITIONS

                                                                         Page
                                                                       ----


     Section 1.01   Definitions . . . . . . . . . . . . . . . . . . . . .   2
     Section 1.02   Other Definitional Provisions . . . . . . . . . . . .  29

                                 ARTICLE III



                  TRANSFER AND ASSIGNMENT OF THE HOME LOANS;
                           ISSUANCE OF CERTIFICATES

     Section 2.01   Transfer and Assignment of the Home Loans.  . . . . .  31
     Section 2.04   Books and Records . . . . . . . . . . . . . . . . . .  31
     Section 2.05   Delivery of Home Loan Documents . . . . . . . . . . .  32
     Section 2.06   Receipt of Home Loan Files; Certain Substitutions;
                    Initial
               Certification by Custodian . . . . . . . . . . . . . . . .  34

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     Section 3.01   Representations and Warranties of the Depositor . . .  37
     Section 3.02   Representations and Warranties of the Transferor  . .  39
     Section 3.03   Representations, Warranties and Covenants of the
          Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
     Section 3.04   Representations and Warranties regarding Individual
          Home
               Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .  44
     Section 3.05   (Reserved)  . . . . . . . . . . . . . . . . . . . . .  52
     Section 3.06   Purchase and Substitution . . . . . . . . . . . . . .  52

                                  ARTICLE V

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

     Section 4.01   Duties of the Servicer  . . . . . . . . . . . . . . .  56
     Section 4.02   Payment of Taxes, Insurance and Other Charges . . . .  58
     Section 4.03   Fidelity Bond; Errors and Omission Insurance  . . . .  58
     Section 4.04   Filing of Continuation Statements . . . . . . . . . .  58


     Section 4.05     . . . . . . . . . . . . . . . . . . . . . . . . . .  59
     Section 4.06   Superior Liens  . . . . . . . . . . . . . . . . . . .  59
     Section 4.07   Subservicing  . . . . . . . . . . . . . . . . . . . .  59
     Section 4.08   Successor Servicers . . . . . . . . . . . . . . . . .  61
     Section 4.09   Maintenance of Insurance  . . . . . . . . . . . . . .  62
     Section 4.10   Inspections . . . . . . . . . . . . . . . . . . . . .  62
     Section 4.11   Reports to the Securities and Exchange Commission . .  62
     Section 4.12   Claim for FHA Insurance and Foreclosure . . . . . . .  63
     Section 4.13   Title, Management and Disposition of Foreclosure
          Property  . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                                  ARTICLE VI

                          ESTABLISHMENT OF ACCOUNTS

     Section 5.01   Collection Account and Certificate Distribution
          Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
     Section 5.02   Distributions to Certificateholders . . . . . . . . .  76
     Section 5.03   Accounts; Trust Account Property  . . . . . . . . . .  76
     Section 5.04   Allocation of Losses  . . . . . . . . . . . . . . . .  78

                                  ARTICLE VI

                               THE CERTIFICATES

     Section 6.01   The Certificates  . . . . . . . . . . . . . . . . . .  83
     Section 6.02   Registration of Transfer and Exchange of
          Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  83
     Section 6.03   Mutilated, Destroyed, Lost or Stolen Certificates . .  86
     Section 6.04   Persons Deemed Owners . . . . . . . . . . . . . . . .  87

                                 ARTICLE VII


                         GENERAL SERVICING PROCEDURE

     Section 7.01   Due-On-Sale; Due-on-Encumbrance . . . . . . . . . . .  91
     Section 7.02   Release of Home Loan Files  . . . . . . . . . . . . .  92
     Section 7.03   Servicing Compensation  . . . . . . . . . . . . . . .  93
     Section 7.04   Statement as to Compliance and Financial Statements .  93
     Section 7.05   Independent Public Accountants' Servicing Report  . .  94
     Section 7.06   Right to Examine Servicer Records . . . . . . . . . .  94
     Section 7.07   Reports to the Trustee; Collection Account
          Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .  95
     Section 7.08   Financial Statements  . . . . . . . . . . . . . . . .  95



                                 ARTICLE VIII

                 CONCERNING THE CONTRACT OF INSURANCE HOLDER

     Section 8.01   Compliance with Title I and Filing of FHA Claims  . .  96
     Section 8.02   Contract of Insurance Holder  . . . . . . . . . . . .  97

                                  ARTICLE IX

                                 THE SERVICER

     Section 9.01   Indemnification; Third Party Claims . . . . . . . . .  99
     Section 9.02   Merger or Consolidation of the Servicer . . . . . . . 100
     Section 9.03   Limitation on Liability of the Servicer and Others  . 101
     Section 9.04   Servicer Not to Resign; Assignment  . . . . . . . . . 101
     Section 9.05   Relationship of Servicer to the Trustee . . . . . . . 102
     Section 9.06   Servicer May Own Certificates . . . . . . . . . . . . 102

                                  ARTICLE X

                                   DEFAULT

     Section 10.01  Events of Default . . . . . . . . . . . . . . . . . . 103
     Section 10.02  Trustee to Act; Appointment of Successor  . . . . . . 104
     Section 10.03  Waiver of Defaults  . . . . . . . . . . . . . . . . . 106

                                  ARTICLE XI

                            CONCERNING THE TRUSTEE

     Section 11.01  Duties of the Trustee and Contract of Insurance
          Holder. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
     Section 11.02  Certain Matters Affecting the Trustee.  . . . . . . . 109
     Section 11.03  Trustee Not Liable for Certificates or Home Loans.  . 111
     Section 11.04  Trustee May Own Certificates. . . . . . . . . . . . . 111
     Section 11.05  Trustee's Fees and Expenses; Indemnification. . . . . 112
     Section 11.06  Eligibility Requirements for Trustee.   . . . . . . . 112
     Section 11.07  Resignation and Removal of the Trustee. . . . . . . . 112
     Section 11.08  Successor Trustee.  . . . . . . . . . . . . . . . . . 113
     Section 11.09  Merger or Consolidation of the Trustee. . . . . . . . 114
     Section 11.10  Appointment of Co-Trustee or Separate Trustee.  . . . 114
     Section 11.11  Appointment of Custodians.  . . . . . . . . . . . . . 115
     Section 11.12  Certain Tax Matters.  . . . . . . . . . . . . . . . . 116
     Section 11.13  Representations and Warranties of the Trustee.  . . . 118
     Section 11.14  Streit Act. . . . . . . . . . . . . . . . . . . . . . 119


     Section 11.15  Rights to Direct Trustee. . . . . . . . . . . . . . . 120
     Section 11.16  Reports to the Securities and Exchange Commission.  . 120

                                 ARTICLE XII



                                 TERMINATION

     Section 12.01  Termination . . . . . . . . . . . . . . . . . . . . . 121

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

     Section 13.01  Acts of Certificateholders  . . . . . . . . . . . . . 124
     Section 13.02  Amendment . . . . . . . . . . . . . . . . . . . . . . 124
     Section 13.03  Recordation of Agreement  . . . . . . . . . . . . . . 125
     Section 13.04  Duration of Agreement . . . . . . . . . . . . . . . . 125
     Section 13.05  Governing Law . . . . . . . . . . . . . . . . . . . . 125
     Section 13.06  Notices . . . . . . . . . . . . . . . . . . . . . . . 125
     Section 13.07  Severability of Provisions  . . . . . . . . . . . . . 126
     Section 13.08  No Partnership  . . . . . . . . . . . . . . . . . . . 126
     Section 13.09  Counterparts  . . . . . . . . . . . . . . . . . . . . 126
     Section 13.10  Successors and Assigns  . . . . . . . . . . . . . . . 126
     Section 13.11   Headings . . . . . . . . . . . . . . . . . . . . . . 126
     Section 13.12  Actions of Certificateholders . . . . . . . . . . . . 126
     Section 13.13  Reports to Rating Agencies. . . . . . . . . . . . . . 127

                                   EXHIBITS

EXHIBIT A Home Loan Schedule
EXHIBIT B Form of Servicer's Monthly Remittance Report to Trustee
EXHIBIT C (Reserved)
EXHIBIT D Form of Senior Certificate
EXHIBIT E Form of Mezzanine Certificate
EXHIBIT F Form of Class B Certificate
EXHIBIT G Form of Class R Certificate
EXHIBIT H Form of Agreement of Appointment and
          Acceptance of Separate Trustee


     This Pooling and Servicing Agreement is entered into effective as of March 1, 1997, and amended and restated as of April 1, 1997 with effect from and as of March 1, 1997, among EMPIRE FUNDING CORP., an Oklahoma corporation ("Empire Funding"), as Transferor (in such capacity, the "Transferor"),
  --------------                                          ----------
Servicer (in such capacity, the "Servicer") and as Claims Administrator (in
                                 --------
such capacity, the "Claims Administrator"), FINANCIAL ASSET SECURITIES CORP.,
                    --------------------
a Delaware corporation, as Depositor (the "Depositor"), EFC SECURITIZED
                                           ---------
ASSETS, L.C., a Texas limited liability company, as Contract of Insurance Holder (in such capacity, the "Contract of Insurance Holder"), and FIRST BANK
                               ----------------------------
NATIONAL ASSOCIATION, a national banking association, as Trustee (in such capacity, the "Trustee").
               -------

                             W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, Empire Funding, as Transferor, Servicer and Claims Administrator, the Depositor, the Trustee and the Contract of Insurance Holder have heretofore executed and delivered a Pooling and Servicing Agreement dated as of March 1, 1997 (the "Original Pooling and Servicing Agreement"); and

          WHEREAS, Section 13.02 of the Original Pooling and Servicing Agreement provides that it may be amended from time to time by the Depositor, the Servicer and the Transferor by written agreement, with the prior written consent of the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof, or of modifying in any manner the rights of the Certificateholders thereunder; and

          WHEREAS, the Depositor, the Servicer and the Transfer or deem it advisable to amend and restate the Original Pooling and Servicing Agreement; and

          WHEREAS, Empire Funding, as Transferor, Servicer and Claims Administrator, the Depositor, the Trustee and the Contract of Insurance Holder have duly authorized the execution and delivery of this amendment and restatement of the Original Pooling and Servicing Agreement and have done all things necessary to make this amended and restated Pooling and Servicing
Agreement a valid agreement of the parties hereto, in accordance with its terms.

          NOW THEREFORE, in consideration of the mutual agreements herein contained, Empire Funding, as Transferor, Servicer and Claims Administrator, the Depositor, the Trustee and the Contract of Insurance Holder agree as follows for the benefit of each of them and for the benefit of the Holders from time to time of the Empire Funding Home Loan REMIC Trust 1997-A, Asset Backed Certificates, Series 1997-A, issued hereunder:


                                  ARTICLE II

                                 DEFINITIONS
                                -----------

     Section 1.01   Definitions.  Whenever used in this Agreement, the
                    -----------
following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     Accepted Servicing Procedures:  Servicing procedures that meet at least
     -----------------------------
the same standards the Servicer would follow in servicing mortgage loans such as the Home Loans held for its own account, giving due consideration to standards of practice of prudent mortgage lenders and loan servicers that originate and service mortgage loans comparable to the Home Loans, applicable FHA regulations and to the reliance placed by the Certificateholders on the Servicer for the servicing of the Home Loans but without regard to:

       (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Obligor;

      (ii) the ownership of any Certificates by the Servicer or any Affiliate of the Servicer;

     (iii)     the Servicer's obligation to make Servicing Advances; or

      (iv)     the   Servicer's  or   any  Subservicer's  right   to  receive
     compensation for its services hereunder with respect to any particular transaction.

     Accounts:  The Certificate Distribution Account, the FHA Premium Account
     --------
and the Collection Account.

     Acquisition Date:  With respect to any Foreclosure Property, the first
     ----------------
day on which such Foreclosure Property is considered to be acquired by the Trust within the meaning of Treasury Regulation Section 1.856-6(b)(1) (i.e.,
                                                                       ----
the first day on which the Trust is treated as the owner of such Foreclosure Property for federal income tax purposes).

     Aggregate Certificate Principal Balance:  With respect to any
     ---------------------------------------
Distribution Date, the aggregate of the Class Principal Balances of the Certificates.

     Agreement:  This Pooling and Servicing Agreement and all amendments
     ---------
hereof and supplements hereto.

     Allocable Loss Amount:  With respect to each Distribution Date, the
     ---------------------
excess, if any, of (a) the aggregate of the Class Principal Balances of all Classes of Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Principal Balance as of the end of the preceding Due Period.

     Allocable Loss Amount Priority:   With respect to any Distribution Date,
     ------------------------------
sequentially, to the Class B Certificates, the Class M-2 Certificates and the Class M-1 Certificates, in that order.

     Anticipated Termination Date:  The Distribution Date specified in a
     ----------------------------
Notice of Termination delivered to the Trustee pursuant to Section 12.01.
                                                           -------------

     Assignment of Mortgage:  With respect to each Home Loan secured by a
     ----------------------
Mortgage, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the related Home Loan which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

     Available Collection Amount:  With respect to any Distribution Date, an
     ---------------------------
amount without duplication equal to the sum of: (i) all amounts received on the Home Loans or required to be paid by the Servicer, the Transferor or the Depositor during the related Due Period (exclusive of amounts not required to be deposited by the Servicer in the Collection Account pursuant to Section
                                                                      -------
5.01(b)(1) and amounts permitted to be withdrawn by the Trustee from the
----------
Collection Account pursuant to Section 5.01(b)(3) of this Agreement) as
                               ------------------
reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code;
(ii) FHA Insurance Premiums in respect of FHA Loans received during the related Due Period; (iii) payments of FHA Insurance in respect of FHA Loans received during the related Due Period; (iv) with respect to the final Distribution Date, the Termination Price; (v) any and all income or gain from investments in the Collection Account; and (vi) the Purchase Price paid for any Home Loans required to be purchased pursuant to Section 3.06 prior to the
                                                    ------------
related Determination Date.

     Available Distribution Amount: With respect to any Distribution Date,
     -----------------------------
the Available Collection Amount minus the amount required to be paid from the Certificate Distribution Account pursuant to Section 5.01(c)(i).
                                             ------------------

     Book-Entry Certificate:  Any of the Certificates (other than the Class
     ----------------------
R Certificates), which shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a
     ------------
day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee is located or the city in which the Servicer's servicing operations are located and are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Empire Funding Home Loan REMIC Trust 1997-A,
     -----------
Asset Backed Certificates, Series 1997-A, executed by the Trustee on behalf of the Trust and countersigned by the Trustee.

     Certificate Distribution Account:  The account established and
     --------------------------------
maintained pursuant to Section 5.01(a)(2).
                       ------------------

     Certificate Interest Rate:  With respect to each Class of Certificates
     -------------------------
(other than the Class R Certificates), the per annum rate of interest payable to the holders of such Class of Certificates. The Certificate Interest Rates with respect to the Classes of Certificates (other than the Class R Certificates) are as follows: Class A-1: 7.20%; Class A-2: 7.04%; Class A-3:
7.77%; Class M-1: 7.88%; Class M-2: 8.08%; and Class B: 8.47%.

     Certificate Register and Certificate Registrar:  The register
     ----------------------------------------------
established, and the registrar appointed, pursuant to Section 6.02.
                                                      ------------

     Certificateholder or Holder:  A holder of a Certificate.
     ---------------------------

     Claims Administrator: Empire Funding, in its capacity as the claims
     --------------------
administrator hereunder.

     Class:  With respect to the Certificates, all Certificates bearing the
     -----
same class designation.

     Class B Certificateholders' Interest Carry-Forward Amount:  With respect
     ---------------------------------------------------------
to any Distribution Date, the excess, if any, of (A) the Class B Certificateholders' Monthly Interest Distribution Amount for the preceding Distribution Date plus any outstanding Class B Certificateholders' Interest Carry-Forward Amount for preceding Distribution Dates, over (B) the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date net of the sum of the Senior Certificateholders' Interest Carry-Forward Amount and the Mezzanine Certificateholders' Interest Carry-Forward Amount for such preceding Distribution Date.

     Class B Certificateholders' Interest Distribution Amount:  With respect
     --------------------------------------------------------
to any Distribution Date, the sum of the Class B Certificateholders' Monthly Interest Distribution Amount for such Distribution Date and the Class B Certificateholders' Interest Carry-Forward Amount for such Distribution Date; provided however, that on the Distribution Date, if any, on which the Class Principal Balance of the Class B Certificates is reduced to zero through application of an Allocable Loss Amount, the Class B Certificateholders'
Interest Distribution Amount shall be equal to the Class B Certificateholders' Interest Distribution Amount calculated without giving effect to this proviso, minus the portion, if any, of the Allocable Loss Amount that otherwise would be applied to the Classes of Mezzanine Certificates on such date in the absence of this proviso.

     Class B Certificateholders' Monthly Interest Distribution Amount:  With
     ----------------------------------------------------------------
respect to any Distribution Date, thirty (30) days' accrued interest at applicable Certificate Interest Rate on the Class Principal Balance of the Class B Certificates immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Class B Optimal Principal Balance:  With respect to any Distribution
     ---------------------------------
Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, the Pool Principal Balance as of the related Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Certificates and the Mezzanine Certificates (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balances of such Classes of Certificates prior to such determination) and (ii) the Overcollateralization Target Amount for such Distribution Date; provided however, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class B Certificates.

     Class Factor:  With respect to each Class and any date of determination,
     ------------
the then applicable Class Principal Balance of such Class divided by the Original Class Principal Balance thereof.

     Class M-1 Optimal Principal Balance:  With respect to any Distribution
     -----------------------------------
Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, the Pool Principal Balance as of the related Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account distributions made on such Distribution Date in reduction of the Class Principal Balances of the Classes of Senior Certificates prior to such determination) and (ii) the greater of
(x) the sum of (1) 23.50% of the Pool Principal Balance as of the related Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (calculated without giving effect to the proviso in the definition thereof) and (y) 0.50% of the Original Pool Principal Balance; provided however, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class M-1 Certificates.

     Class M-2 Optimal Principal Balance:  With respect to any Distribution
     -----------------------------------
Date prior to the Stepdown Date, zero; with respect to any other Distribution Date, the Pool Principal Balance as of the related Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balances of the Classes of Senior Certificates prior to such determination) plus the Class Principal Balance of the Class M-1 Certificates (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balance of the Class M-1 Certificates prior to such determination) and (ii) the greater of (x) the sum of (1) 2.00% of the Pool Principal
Balance as of the related Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (without giving effect to the proviso in the definition thereof) and (y) 0.50% of the Original Pool Principal Balance; provided, however, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class M-2 Certificates.

     Class Principal Balance:  With respect to each Class (other than the
     -----------------------
Class R Certificates) and as of any date of determination, the Original Class Principal Balance of such Class reduced by the sum of (i) all amounts previously distributed in respect of principal of such Class on all previous Distribution Dates and (ii) with respect to the Class M-1, Class M-2 and Class B Certificates, all Allocable Loss Amounts applied in reduction of principal of such Classes on all previous Distribution Dates. The Class R Certificates have no Class Principal Balance.

     Class R Certificate:  Any one of the Certificates designated on the face
     -------------------
thereof as a Class R Certificate, executed, countersigned and delivered by the Trustee, representing the right to distributions as set forth herein and evidencing an interest designated as the "residual interest" in the Trust for the purposes of the REMIC Provisions.

     Class Vote:  As long as Certificates of any Class of Senior, Mezzanine
     ----------
or Class B Certificates is Outstanding, a determination by the Holders of Outstanding Certificates of such Class representing more than 50% of the aggregate of the Percentage Interests of such Class (or such higher percentage for such Classes as shall be specified in the applicable provisions hereunder) with respect to which votes are cast on the issue on or prior to 30 days after receipt of notice, and after all such Classes of Certificates are no longer Outstanding, by the Holders of Outstanding Class R Certificates representing more than 50% of the Residual Interests of such Class R Certificates.

     Clearing Agency:  An organization registered as a "clearing agency"
     ---------------
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     Closing Date:  March 31, 1997.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended from time to time,
     ----
and Treasury Regulations promulgated thereunder.

     Collection Account:  The account established and maintained by the
     ------------------
Servicer in accordance with Section 5.01.
                            ------------

     Combination Loan:  A loan, the proceeds of which were used by the
     ----------------
Obligor in combination to finance property improvements and for debt consolidation or other purposes.

     Contract of Insurance:  The contract of insurance under Title I covering
     ---------------------
the FHA Loans held under the name EFC Securitized Assets, L.C., or any successor thereto, as Contract of Insurance Holder hereunder.

     Contract of Insurance Holder:  EFC Securitized Assets, L.C., its
     ----------------------------
successors in interest, and any successor thereto pursuant to the terms of this Agreement.

     Corporate Trust Office:  The office of the Trustee at which at any
     ----------------------
particular time its corporate trust business shall be principally administered, located on the Closing Date at First Bank National Association, 180 East 5th Street, St. Paul, Minnesota 55101, Attention: Structured Finance.

     Custodial Agreement:  The custodial agreement dated as of March 1, 1997
     -------------------
by and between the Depositor, Empire Funding, as the Transferor and the Servicer, the Trustee, and First Bank National Association, a national banking association, as the Custodian providing for the retention of the Home Loan Files by the Custodian on behalf of the Trustee.

     Custodian:  Any custodian appointed by the Trustee pursuant to the
     ---------
Custodial Agreement, which shall not be affiliated with the Servicer, the Transferor, any Subservicer, or the Depositor. First Bank National
Association shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

     Custodian Fee:  If applicable, the annual fee payable to the Custodian,
     -------------
calculated and payable monthly on each Distribution Date pursuant to Section 5.01(c)(i) equal to the fee, if any, set forth in the Custodial Agreement.

     Cut-Off Date: Close of business on February 28, 1997; except with
     ------------
respect to 12 Home Loans for which the latest Cut-Off Date is March 26, 1997.

     DCR:  Duff & Phelps Credit Rating Co.
     ---

     Debt Consolidation Loan:  A loan, the proceeds of which were primarily
     -----------------------
used by the related Obligor for debt consolidation purposes or purposes other than to finance property improvements.

     Debt Instrument:  The note or other evidence of indebtedness evidencing
     ---------------
the indebtedness of an Obligor under a Home Loan.

     Defaulted Home Loan:  With respect to any date of determination, any
     -------------------
Home Loan, including without limitation any Liquidated Home Loan, with respect to which any of the following has occurred as of the end of the preceding Due Period: (a) a claim has been paid or finally rejected pursuant to the Contract of Insurance; (b) foreclosure or similar proceedings have been commenced; (c) any portion of a Monthly Payment becomes 180 days past due by the related Obligor; or (d) the Servicer or any Subservicer has determined in good faith and in accordance with customary servicing practices that such Home Loan is in default or imminent default.

     Defective Home Loan:  As defined in Section 3.06 hereof.

     -------------------                 ------------

     Deleted Home Loan:  A Home Loan replaced or to be replaced by one or
     -----------------
more Qualified Substitute Home Loans.

     Delinquent:  A Home Loan is "Delinquent" if any Monthly Payment due
     ----------
thereon is not made by the close of business on the day such Monthly Payment is scheduled to be paid. A Home Loan is "30 days Delinquent" if such Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due, or, if there is no such corresponding day (e.g., as when a
                                                            ----
30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. The determination of whether a Home Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be done in like manner.

     Delivery:  When used with respect to Trust Account Property means:
     --------

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the
     UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in
     Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account

     Property (as defined herein) to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any securities issued by the U.S. Treasury, FNMA or FHLMC that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or its nominee or custodian.

     Denomination:  With respect to the Certificates (other than the Class
     ------------
R Certificates), the portion of the Original Class Principal Balance represented by such Certificate as specified on the face thereof.

     Depositor:  Financial Asset Securities Corp., a Delaware corporation,
     ---------
and any successor thereto.

     Depository:  The initial Depository shall be The Depository Trust
     ----------
Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository Agreement:  The agreement entered among the Depositor, the
     --------------------
Trustee, and the Depository, in connection with the issuance of the Certificates.

     Depository Participant:  A broker, dealer, bank or other financial
     ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date:  With respect to any Distribution Date, the
     ------------------
fourteenth calendar day of the month in which such Distribution Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

    Distribution Date:  The 25th day of any month or if such 25th day is not
     -----------------
a Business Day, the first Business Day immediately following such day, commencing in April 1997.

     Distribution Statement:  As defined in Section 5.05.
     ----------------------                 ------------

     DTC:  The Depository Trust Company.
     ---

     Due Date:  The day of the month on which the Monthly Payment is due from
     --------
the Obligor on a Home Loan.

     Due Period:  With respect to any Determination Date or Distribution
     ----------
Date, the calendar month immediately preceding such Determination Date or Distribution Date, as the case may be.

     Early Termination Notice Date:  Any date on which the Aggregate
     -----------------------------
Certificate Principal Balance is less than 10% of the aggregate of the Class Principal Balances of the Certificates as of the Closing Date.

     Eligible Account:  At any time, an account which is any of the
     ----------------
following: (i) an account maintained with a depository institution (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories, or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating(s) assigned to the Certificates or the Class B Certificates, as evidenced in writing by such Rating Agency. (Each reference in this definition of "Eligible Account" to the Rating Agency shall be construed as a reference to Standard & Poor's and DCR.)

     Eligible Servicer:  A Person that (i) is servicing a portfolio of Title
     -----------------
I mortgage loans, (ii) is legally qualified to service, and is capable of servicing, the FHA Loans and has all licenses required to service Title I mortgage loans, (iii) has demonstrated the ability professionally and competently to service a portfolio of FHA insured mortgage loans similar to the FHA Loans with reasonable skill and care, (iv) has demonstrated the ability professionally and competently to service a portfolio of mortgage loans similar to the Home Loans, and (v) has a net worth calculated in
accordance   with  generally  accepted  accounting  principles  of  at  least
$500,000.

     Empire Funding:  Empire Funding Corp.
     --------------

     Event of Default:  As described in Section 10.01 hereof.
     ----------------                   -------------

     Excess Spread:  With respect to any Distribution Date, the excess of (a)
     -------------
the Available Distribution Amount over (b) the Regular Distribution Amount.

     FDIC:  The Federal Deposit Insurance Corporation and any successor
     ----
thereto.

     FHA:  The Federal Housing Administration and any successor thereto.
     ---

     FHA Insurance:  Insurance issued by FHA pursuant to Title I of the
     -------------
National Housing Act of 1934, as amended.

     FHA Insurance Coverage Insufficiency:  At the time of a prospective
     ------------------------------------
claim for reimbursement under the Contract of Insurance for an FHA Loan pursuant to Section 4.12, the amount by which the sum of all claims
            -------------
previously paid by the FHA in respect of all FHA Loans and the amount expected to be received in respect of such prospective claim for such FHA Loan exceeds the Trust Designated Insurance Amount.

     FHA Insurance Coverage Reserve Account:  The account established by the
     --------------------------------------
FHA pursuant to the Contract of Insurance which is adjusted and maintained under Title I (see 24 C.F.R. 201.32(a)).

     FHA Insurance Payment Amount:  With respect to any Distribution Date and
     ----------------------------
with respect to an FHA Loan for which an insurance claim has been made by the Contract of Insurance Holder or the Claims Administrator and paid by the FHA or rejected, in part, by the FHA, an amount equal to the sum of such of the following as are appropriate: (i) the amount, if any, received from the FHA,
(ii) with respect to claims rejected in part, the amount, if any, received from Empire Funding or the Servicer pursuant to Section 4.12 and (iii) the
                                                ------------
amount received from the sale of FHA Pending Claims sold pursuant to Section
                                                                     -------
12.01(d).
--------

     FHA Loans:  The Home Loans designated as FHA Loans on the Home Loan
     ---------
Schedule.

     FHA Pending Claims:  As defined in Section 12.01(d).
     ------------------                 ----------------

     FHA Premium Account:  The account which is an Eligible Account
     -------------------
established and maintained by the Trustee pursuant to Section 5.01(a)(3).
                                                      ------------------

     FHA Premium Account Deposit:  With respect to any Distribution Date, an
     ---------------------------
amount equal to the greater of (i) 1/12 times 0.75% times the aggregate Principal Balance of all FHA Loans, other than Invoiced Loans for which premiums for FHA Insurance have been received, as of the first day of the calendar month preceding the month of such Distribution Date (or the original Principal Balance of such Loans as of the applicable Cut-Off Date with respect to the first Distribution Date) and (ii) the positive excess, if any, of (A) the projected amount of premium and other charges due under the Contract of Insurance for the next succeeding Due Period over (B) the balance in the FHA Premium Account as of the related Determination Date.

     FHA Reserve Amount:  As to each FHA Loan, 10% of the Principal Balance
     ------------------
as of the Cut-Off Date of such FHA Loan.

     FHLMC:  The Federal Home Loan Mortgage Corporation and any successor
     -----
thereto.

     FICO Score:  The credit evaluation scoring methodology developed by
     ----------
Fair, Isaac and Company.

     Fidelity Bond:  As described in Section 4.03 hereof.
     -------------                   ------------

     Final Date:  The later of:
     ----------

            (i) two years after the last insurance claim with respect to an FHA Loan filed with the FHA was certified for payment by FHA, or

           (ii) the final settlement date with respect to any insurance claim for an FHA Loan rejected by the FHA.

     Final Residual Distribution Amount:  With respect to the Distribution
     ----------------------------------
Date which coincides with the Termination Date, all amounts, if any, remaining in the Certificate Distribution Account and the FHA Premium Account and all other assets, if any, held by the Trust after all payments required to be made pursuant to Section 5.01(d)(vii) through 5.01(e)(iii)) have been
                       --------------------         ------------
made or provided for on such Distribution Date.

     Final Scheduled Distribution Date:  For each Class of Certificates
     ---------------------------------
(other than the Class R Certificates), the following Distribution Dates:

     Class A-1:     February 25, 2002;
     Class A-2:     March 25, 2008
     Class A-3:     June 25, 2018
     Class M-1:     June 25, 2018
     Class M-2:     June 25, 2018
     Class B:       June 25, 2018

     FNMA:  The Federal National Mortgage Association and any successor
     ----
thereto.

     Foreclosed Loan:  As of any date of determination, any Mortgage Loan,
     ---------------
other than a Mortgage Loan for which a claim is pending under the Contract of Insurance, that has been discharged as a result of (i) the completion of foreclosure or comparable proceedings; (ii) the Trustee's acceptance of the deed or other evidence of title to the related Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Trustee of title to the related Property by operation of law.

     Foreclosure Property:  Any real property securing a Foreclosed Loan that
     --------------------
has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

     Home Loan:  An individual Home Loan that is conveyed to the Trust
     ---------
pursuant to this Agreement on the Closing Date, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom received after the Cut-off Date, the Home Loans subject to this Agreement being identified on the Home Loan Schedule annexed hereto as Exhibit A. As
                                                             ---------
applicable, a Home Loan shall be deemed to refer to the related Debt Instrument, the Mortgage, if any, and any related Foreclosure Property.

     Home Loan File:  As defined in Section 2.05.
     --------------                 ------------

     Home Loan Interest Rate:  The fixed annual rate of interest borne by a
     -----------------------
Debt Instrument, as shown on the related Home Loan Schedule as the same may be modified by the Servicer in accordance with Section 4.01(c) hereof.
                                               ---------------
     Home Loan Pool:  The pool of Home Loans.
     --------------

     Home Loan Purchase Agreement:  The home loan purchase agreement between
     ----------------------------
the Transferor, EFC Securitized Assets, L.C., and the Depositor, dated as of March 1, 1997.

     Home Loan Schedule:  The schedule of Home Loans specifying with respect
     ------------------
to each Home Loan, the information set forth on Exhibit A attached hereto, as amended or supplemented from time to time.

     HUD:  The United States Department of Housing and Urban Development and
     ---
any successor thereto.

     Independent:  When used with respect to any specified Person, such
     -----------
Person (i) is in fact independent of Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in any of Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates and (iii) is not connected with any of Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent
           --------  -------
of Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates, as the case may be.

     Independent Accountants:  A firm of nationally recognized certified
     -----------------------
public accountants which is Independent.

     Insurance Policies:  With respect to any Property, any related insurance
     ------------------
policy other than the Contract of Insurance.

     Insurance Proceeds:  With respect to any Property, all amounts collected
     ------------------
in respect of Insurance Policies and not required to be applied to the restoration of the related Property or paid to the related Obligor.

     Insurance Record:  The record established and maintained by the Claims
     ----------------
Administrator (in a manner consistent with the Title I provisions set forth in 24 C.F.R. Section 201.32) setting forth the FHA insurance coverage and the Trust Designated Insurance Amount attributable to the FHA Loans hereunder. To the extent consistent with adjustments pursuant to Title I to the FHA Insurance Coverage Reserve Account, the Insurance Record shall be reduced by the amount of claims approved for payment by the FHA with respect to any FHA Loan or Related Series Loan after the date of transfer of the related FHA reserve account to the Contract of Insurance Holder.

     Invoiced Loan:  An FHA Loan with respect to which the related Obligor
     -------------
is required to pay the FHA premium on FHA Insurance with respect  to such FHA
Loan.

     Liquidated Home Loan:  With respect to any date of determination, any
     --------------------
Home Loan or Foreclosure Property in respect of a Home Loan on which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such Home Loan or the related Foreclosure Property; provided that, in any event, such Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore deemed a Liquidated Home Loan upon the earlier of: (a) the liquidation of the related Foreclosure Property, (b) the determination by the Servicer in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related Mortgaged Property, or (c) the date on which any portion of a Monthly Payment on any Home Loan is in excess of 180 days past due.

     Liquidation Proceeds: With respect to a Liquidated Home Loan, any cash
     --------------------
amounts received in connection with the liquidation of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b) other than Insurance Proceeds and Released
            ---------------
Mortgaged Property Proceeds.

     Loss Reimbursement Deficiency:  With respect to any Distribution Date
     -----------------------------
and the Class M-1 Certificates, Class M-2 Certificates or Class B Certificates, the amount of Allocable Loss Amounts applied to the reduction of the Class Principal Balance of such Class and not reimbursed pursuant to
Section 5.01 hereof as of such Distribution Date plus, in the case of the
------------
Class M-1 Certificates and Class M-2 Certificates, interest accrued on the unreimbursed portion thereof at the applicable Certificate Interest Rate through the end of the Due Period immediately preceding such Distribution Date; however, no interest shall accrue on any amount of any such accrued and unpaid interest.

     Majority Certificateholders:  Until such time as the sum of the Class
     ---------------------------
Principal Balances of all Classes of Certificates has been reduced to zero, the holder or holders of in excess of 50% of the Class Principal Balance of all Classes of Certificates (accordingly, the holders of the Class R Certificates shall be excluded from any rights or actions of the Majority Certificateholders during such period); and thereafter, by the holder or holders of Class R Certificates representing more than 50% of the Residual Interests of the Class R Certificates.

     Mezzanine Certificateholders' Interest Carry-Forward Amount:  With

     -----------------------------------------------------------
respect to any Distribution Date, the excess, if any, of (A) the Mezzanine Certificateholders' Monthly Interest Distribution Amount for the preceding Distribution Date plus any outstanding Mezzanine Certificateholders' Interest Carry-Forward Amount for preceding Distribution Dates, over (B) the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date net of the Senior Certificateholders' Interest Carry-Forward Amount for such preceding Distribution Date.

     Mezzanine Certificateholders' Interest Distribution Amount:  With
     ----------------------------------------------------------
respect to any Distribution Date, the sum of the Mezzanine Certificateholders' Monthly Interest Distribution Amount for such Distribution Date and the Mezzanine Certificateholders' Interest Carry-Forward Amount for such Distribution Date.

     Mezzanine Certificateholders' Monthly Interest Distribution Amount:
     ------------------------------------------------------------------
With respect to each Distribution Date and the Classes of Mezzanine Certificates, the aggregate amount of thirty (30) days' accrued interest at the respective Certificate Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Mezzanine Certificates:  The Class M-1 Certificates and Class M-2
     ----------------------
Certificates.

     Monthly Cut-Off Date:  The last day of any calendar month, and with
     --------------------
respect to any Distribution Date, the last day of the calendar month immediately preceding such Distribution Date.

     Monthly Payment:  The scheduled monthly payment of principal and/or
     ---------------
interest required to be made by an Obligor on the related Home Loan, including any premium for FHA Insurance included in such payment, as set forth in the related Debt Instrument.

     Mortgage: The mortgage, deed of trust or other security instrument
     --------
creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a secured Home Loan.

     Mortgage Loan:  As of any date of determination, each of the Home Loans,
     -------------
secured by an interest in a Property, transferred and assigned to the Trustee pursuant to Section 2.01(a).
            ---------------

     Mortgaged Property: The real property encumbered by the Mortgage which
     ------------------
secures the Debt Instrument evidencing a secured Home Loan.

     Mortgaged Property States: Each state in which any Mortgaged Property
     -------------------------
securing a Home Loan is located as set forth in the Home Loan Schedule.

     Net Delinquency Calculation Amount:  With respect to any Distribution
     ----------------------------------
Date, the excess, if any, of (x) the product of 2.5 and the Six-Month Rolling Delinquency Average over (y) the aggregate of the amounts of Excess Spread for the three preceding Distribution Dates.


     Net Liquidation Proceeds: With respect to any Distribution Date, any
     ------------------------
cash amounts received from Liquidated Home Loan during the related Due Period, whether through trustee's sale, foreclosure sale, disposition of Mortgaged Properties or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties from Defaulted Home Loans, in each case, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation and Servicing Advances (including Nonrecoverable Servicing Advances) made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Home Loans or Foreclosure Property pursuant to Section 4.13 hereof.
            ------------

     Net Loan Losses: With respect to any Defaulted Home Loan that is subject
     ---------------
to a modification pursuant to Section 4.01(c), an amount equal to the portion
                              ---------------
of  the  Principal  Balance,  if   any,  released  in  connection  with  such
modification.

     Net Loan Rate:  With respect to each Home Loan, the related Home Loan
     -------------
Interest Rate, less the rate at which the Servicing Fee is calculated.

     Non-FHA Loans:  The Home Loans designated as Non-FHA Loans on the Home
     -------------
Loan Schedule.

     Nonrecoverable Servicing Advance:  With respect to any Foreclosure
     --------------------------------
Property, (a) any Servicing Advance previously made and not reimbursed from late collections, Liquidation

Proceeds, Insurance Proceeds or the Released Mortgaged Property  Proceeds, or
(b) a Servicing Advance proposed to be made in respect of a Home Loan or Foreclosure Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Trustee would not be ultimately recoverable.

     Notice of Termination:  Notice given to the Trustee by the Servicer
     ---------------------
pursuant to Section 12.01(e).
            ----------------

     Obligor: Each obligor on a Debt Instrument.
     -------

     Officer's Certificate:  A certificate delivered to the Trustee signed
     ---------------------
by the President or a Vice President or an Assistant Vice President of the Depositor, the Servicer or the Transferor, in each case, as required by this Agreement.

     Opinion of Counsel:  A written opinion of counsel (who is acceptable to
     ------------------
the Rating Agencies), who may be employed by Empire Funding, the Servicer, the Depositor or any of their respective affiliates.

     Original Class Principal Balance:  With respect to the Classes of
     --------------------------------
Certificates,   as   follows:     Class   A-1:   $8,400,000.00;   Class  A-2:
$18,300,000.00; Class A-3: $11,442,000.00; Class M-1: $6,003,000.00; Class M-
2: $5,377,000.00; and Class B: $500,795.54.

     Original Pool Principal Balance: $50,023,311.83, which is the Pool
     -------------------------------
Principal Balance as of the Cut-Off Date.

     Outstanding:  With respect to any Class of Certificates as of any date
     -----------
of determination, all Certificates of such Class theretofore executed, countersigned and delivered pursuant to this Agreement except:

            (i) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation;

           (ii) Certificates or portions thereof for which the amount of the final distribution to be made thereon has been previously deposited with the Trustee in trust for the Holders of such Certificates;

          (iii) Certificates in exchange for or in lieu of which other Certificates have been executed, countersigned and delivered pursuant to this Agreement; and

           (iv) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 6.03;
            ------------
provided, however, that, in determining whether the Holders of the requisite percentage of any Class of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by Empire Funding, the Depositor, any Holder of a Class R Certificate or any affiliate of any of the foregoing shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded; provided further that in the event that 100% of the Certificates are owned by Empire Funding, the Depositor or any affiliate of any of the foregoing, such certificates shall be deemed to be Outstanding.

     Overcollateralization Amount:  With respect to any Distribution Date,
     ----------------------------
the amount equal to the excess of (A) the Pool Principal Balance over (B) the aggregate of the Class Principal Balances of the Certificates (after giving effect to the distributions made on such date pursuant to Section 5.01(d)).
                                                          ---------------

     Overcollateralization Deficiency Amount:  With respect to any
     ---------------------------------------
Distribution Date, the excess, if any, of the Overcollateralization Target Amount over the Overcollateralization Amount (after giving effect to all prior distributions on the Classes of Certificates and to any prior distributions on the Class R Certificates on such Distribution Date pursuant to Section 5.01(d) hereof).
   ---------------

     Overcollateralization Target Amount:  With respect to any Distribution
     -----------------------------------
Date occurring prior to the Stepdown Date, an amount equal to the  greater of
(x) 8% of the Original Pool Principal Balance and (y) the Net Delinquency Calculation Amount; with respect to any other Distribution Date, an amount equal to the greater of (x) 16% of the Pool Principal Balance as of the end of the related Due Period and (y) the Net Delinquency Calculation Amount; provided, however, that the Overcollateralization Target Amount shall in no event be less than 0.50% of the Original Pool Principal Balance or greater than the sum of the aggregate Class Principal Balances of all Classes of Certificates.

     Ownership Interest:  Any record or beneficial ownership interest in any
     ------------------
Class R Certificate.

     Percentage Interest:  As to any Certificate (other than a Class R
     -------------------
Certificate), the percentage interest obtained by dividing the Denomination of such Certificate by the Original Class Principal Balance of all Certificates of such Class. As to any Class R Certificate, the percentage interest set forth on the face of such Certificate.

     Permitted Investments:  Each of the following:
     ---------------------
          (1) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (2)  a repurchase agreement that satisfies  the following criteria:
      (1) must be between the Trustee and either (a) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the two highest categories for long-term unsecured debt obligations by each
     Rating Agency, or (b) banks rated in one of the two highest categories for  long-term  unsecured  debt obligations by  each  Rating  Agency; and
     (2)  the  written  repurchase agreement must  include  the  following:
     (a)  securities  which  are acceptable  for transfer  and  are  either
     (I) direct U.S. government obligations, or (II) obligations of a federal agency that are backed by the full faith and credit of the U.S. government, or FNMA or FHLMC; (b) a term no greater than 60 days for any repurchase transaction;
     (c) the collateral must be delivered to the Trustee or a third party custodian acting as agent for the Trustee by appropriate book entries and confirmation statements, and must have been delivered before or
     simultaneous  with   payment   (i.e.,  perfection   by   possession   of
     certificated securities); and (d) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by the Trustee under the repurchase agreement and if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by the Trustee plus accrued interest (i.e., a margin call), then additional cash and/or acceptable securities must be transferred to the Trustee to satisfy such
     margin  call;  provided,  however,  that  if  the  securities   used  as
     collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by the Trustee under such repurchase agreement;

          (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Trustee; provided that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its two highest long-term rating categories;

          (4) deposits, including deposits with the Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

          (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Trustee, which at the date of acquisition is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

          (6) debt obligations rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category (or those investments specified in (3) above with depository institutions which have debt obligations rated by each Rating Agency in one of its two highest long-term rating categories);

          (7) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

          (8) any other demand, money market or time deposit obligation, security or investment as may be acceptable to each Rating Agency at the time at which the investment is made;

provided that no instrument described in the foregoing subparagraphs shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

     Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to each of Standard & Poor's and DCR.

     Permitted Transferee:  Any Person other than (i) the United States, any
     --------------------
state or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (iii) an organization (except certain farmers'
cooperatives described in Code Section 521) exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c),
(v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust or any Person having an ownership interest in any Class R Certificate, other than such Person, to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Class R Certificate to such Person and
(vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust, unless such person provides the Trustee with a duly completed Internal Revenue Service Form 4224. The terms "United States," "state" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Property:  As defined in the definition of "Delivery" above.
     -----------------

     Plan of Complete Liquidation:  A written plan adopted by the Trustee,
     ----------------------------
as attorney-in-fact for the Certificateholders, authorizing and instructing the Trustee to liquidate the REMIC Pool within the meaning of Section
860F(a)(4) of the Code by (i) selling all the Home Loans and Foreclosure Properties then held by the REMIC Pool on the terms specified therein, and
(ii) making a final distribution to Certificateholders of the cash proceeds of such sale and of all other cash then held by the REMIC Pool (less amounts retained to meet any expenses of, and any claims against, the REMIC Pool), all in accordance with the provisions of Section 12.01.
                                         -------------

     Pool Principal Balance:  With respect to any date of determination, the
     ----------------------
aggregate Principal Balances of the Home Loans as of the end of the preceding Due Period provided, however, that the Pool Principal Balance on any
Distribution Date on which the Termination Price is to be paid to Certificateholders will be deemed to have been equal to zero as of such date.

     Principal Balance:  With respect to any Home Loan or related Foreclosure
     -----------------
Property, (i) at the Cut-Off Date, the outstanding unpaid principal balance of the Home Loan as of the Cut-Off Date and (ii) with respect to any date of determination, the outstanding unpaid principal balance of the Home Loan as of the last day of the preceding Due Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Defaulted Home Loan which relates to such Due Period), without giving effect to amounts received in respect of such Home Loan or related Foreclosure Property after such Due Period; provided, however, that any Liquidated Home Loan shall have a Principal Balance of zero.

     Principal Prepayment:  With respect to any Home Loan and any Due Period,
     --------------------
any principal amount received on a Home Loan in excess of the principal of the Monthly Payment due in such Due Period.

     Property: The property (real, personal or mixed) encumbered by the
     --------
Mortgage which secures the Debt Instrument evidencing a secured Home Loan.

     Prospectus:  The Depositor's final Prospectus as supplemented by the
     ----------
Prospectus Supplement.

     Prospectus Supplement:  The Prospectus Supplement to be prepared by the
     ---------------------
Depositor in connection with the issuance and sale of the Certificates.



     Purchase Price:  As defined in Section 3.06 herein.
     --------------                 ------------

     Qualified Substitute Home Loan:  A home loan or home loans substituted

     ------------------------------
for a Deleted Home Loan pursuant to Section 2.06 or 3.06, which (i) has or
                                    ------------    ----
have an interest rate or rates of not less than, and not more than two percentage points greater than, the Home Loan Interest Rate for the Deleted Home Loan, (ii) matures or mature not more than one year later than and not more than one year earlier than the Deleted Home Loan, (iii) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Home Loan as of such date, (iv) has or have a lien priority equal or superior to that of the Deleted Home Loan, (v) has a borrower with a comparable credit grade classification to the credit grade classification of the borrower with respect to the Deleted Home Loans, including a FICO Score that is no more than 10 points below that of such Deleted Home Loan; and (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.04 and is not
                                                   ------------
more than 29 days delinquent as of the date of substitution for such loan. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to Section 2.06 or
                                                           ------------
3.06 are in fact "Qualified Substitute Home Loans" as provided above, the
----
criteria specified in clauses (i) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (i.e., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than two percentage points fewer than and not more than two percentage points greater than the Home Loan Interest Rate for the designated Deleted Home Loan or Home Loans, the requirements of clause (i) above would be deemed satisfied).

     Rating Agencies:  Standard & Poor's and DCR.  If no such organization
     ---------------
or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Servicer, notice of which designation shall have been given to the Trustee.

     Ratings:  The ratings initially assigned to the Certificates by the
     -------
Rating Agencies, as evidenced by letters from the Rating Agencies.

     Record Date:  With respect to each Distribution Date, the close of
     -----------
business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Regular Distribution Amount:  With respect to any Distribution Date, the
     ---------------------------
lesser of (a) the Available Distribution Amount and (b) the sum of (i) the Senior Certificateholders' Interest Distribution Amount, (ii) the Mezzanine Certificateholders' Interest Distribution Amount, (iii) the Class B Certificateholders' Interest Distribution Amount and (iv) the Regular Principal Distribution Amount.

     Regular Principal Distribution Amount:  On each Distribution Date, an
     -------------------------------------
amount equal to the lesser of:

     (A) the aggregate of the Class Principal Balances of the Classes of Certificates immediately prior to such Distribution Date; and

     (B) the sum of (i) each scheduled payment of principal collected by the Servicer in the related Due Period, (ii) all partial and full principal prepayments applied by the Servicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, FHA Insurance Payment Amounts, Insurance Proceeds and Released Mortgaged Property Proceeds received during the related Due Period, (iv) that portion of the Purchase Price of any repurchased Home Loan which represents principal received prior to the related Determination Date; (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date and (vi) on the Distribution Date on which the Trust is to be terminated pursuant to Section 12.01 hereof, the Termination
                                      -------------
Price.

     Rejected Claim:  With respect to any FHA Loan, a claim for payment made
     --------------
to the FHA under the Contract of Insurance that has been finally rejected after all appeals with FHA have been exhausted for any reason (including a rejection of a previously paid claim and a demand by the FHA of a return of the FHA Insurance Payment Amount for the related FHA Loan) other than a refusal or rejection due to clerical error in computing the claim amount or because the amount of the FHA Insurance Coverage Reserve Account as shown in the Insurance Record is zero.

     Related Series:  Means (i) the Trust, (ii) Empire Funding Home Loan
     --------------
Owner Trust 1997-1, Asset Backed Securities, Series 1997-1 and (iii) each of the subsequent series of trusts, of which the Trustee is the trustee, to which Related Series Loans are sold directly or indirectly by Empire Funding, established pursuant to pooling and servicing agreements and/or trust agreements and sale and servicing agreements.

     Related Series Loans:  Means FHA Loans related to a Related Series
     --------------------
which: (i) are sold by Empire Funding, directly or indirectly, to a trust and (ii) the Title I insurance coverage attributable to which is made available to cover claims with respect to the FHA Loans and the Related Series Loans in each other Related Series by virtue of terms relating to the administration of the FHA Insurance Coverage Reserve Account substantially similar to the terms hereof.

     Released Mortgaged Property Proceeds: With respect to any secured Home
     ------------------------------------
Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which in either case are not released to the Obligor in accordance with applicable law, Accepted Servicing Procedures and this Agreement.

     REMIC:  A "real estate mortgage investment conduit," as defined in the
     -----
REMIC Provisions.

     REMIC Pool:  The pool of assets consisting of the Trust Estate for which
     ----------
an  election  shall  be made  to  be  treated  as  a REMIC  under  the  REMIC
Provisions.

     REMIC Provisions:  Provisions of the federal income tax law relating to
     ----------------
real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations (either proposed, temporary or final) and related revenue rulings and procedures, as the foregoing may be in effect from time to time.


     Residual Interest:  The fractional undivided interest evidenced by a
     -----------------
Class R Certificate in all amounts distributable to holders of Class R Certificates pursuant to Sections 5.01(d) and 5.01(e).
                         ----------------     -------

     Responsible Officer:  When used with respect to the Trustee, any officer
     -------------------
within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor, the Transferor, the Servicer or the Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

     Senior Certificateholders' Interest Carry-Forward Amount:  With respect
     --------------------------------------------------------
to any Distribution Date, the excess, if any, of (A) the Senior Certificateholders' Monthly Interest Distribution Amount for the preceding Distribution Date plus any outstanding Senior Certificateholders' Interest Carry-Forward Amount for preceding Distribution Dates, over (B) the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date.

     Senior Certificateholders' Interest Distribution Amount:  With respect
     -------------------------------------------------------
to any Distribution Date, the sum of the Senior Certificateholders' Monthly Interest Distribution Amount for such Distribution Date and the Senior Certificateholders' Interest Carry-Forward Amount for such Distribution Date.


     Senior Certificateholders' Monthly Interest Distribution Amount:  With
     ---------------------------------------------------------------
respect to each Distribution Date and the Classes of Senior Certificates, the aggregate amount of thirty (30) days' accrued interest at the respective Certificate Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Senior Certificates:  The Class A-1, Class A-2 and Class A-3
     -------------------
Certificates.

     Senior Optimal Principal Balance:  With respect to any Distribution Date
     --------------------------------
prior to  the Stepdown  Date, zero;  with respect to  any other  Distribution
Date, an amount equal to the Pool Principal Balance as of the related Determination Date minus the greater of (a) the sum of (1) 47.50% of the Pool Principal Balance as of the related Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (without giving effect to the proviso in the definition thereof) and (b) 0.50% of the Original Pool Principal Balance; provided however, that such amount shall never be less than zero or greater than the sum of the Original Class Principal Balances of the Senior Certificates.

     Series or Series 1997-A: Empire Funding Home Loan REMIC Trust 1997-A,
     ------    -------------
Asset Backed Certificates, Series 1997-A.

     Servicer:  Empire Funding, in its capacity as the servicer hereunder,
     --------
or any successor appointed as herein provided.

     Servicer Termination Event:  The termination of the Servicer pursuant
     --------------------------
to Section 10.01(b).
   ----------------

     Servicer's Fiscal Year:  January 1st through December 31st of each year.
     ----------------------

     Servicer's Home Loan Files:  In respect of each Home Loan, all documents
     --------------------------
customarily included in the servicer's loan file for the related type of Home Loan in accordance with the servicing standard set forth in Section 4.01.
                                                            ------------

     Servicer's Monthly Remittance Report:  A report prepared and computed
     ------------------------------------
by the Servicer in substantially the form of Exhibit B attached hereto.
                                             ---------

     Servicing Advances:  Subject to Section 4.01(b), all reasonable,
     ------------------              ---------------
customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments,
(ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to Section
                                                                  -------
4.12, (iii) the conservation, management and sale or other disposition of a
----
Foreclosure Property pursuant to Section 4.13, (iv) the preservation of the
                                 ------------
security for a Home Loan if any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien pursuant to Section 4.06; provided that such Servicing Advances are
                 ------------
reimbursable to the Servicer out of Net Liquidation Proceeds.

     Servicing Advance Reimbursement Amount:  With respect to any date of
     --------------------------------------
determination, the amount of any Servicing Advances that have not been reimbursed as of such date including, Nonrecoverable Servicing Advances.

     Servicing Compensation:  The Servicing Fee and other amounts to which
     ----------------------
the Servicer is entitled pursuant to Section 7.03.
                                     ------------

     Servicing Fee: As to each Home Loan (including any Home Loan that has
     -------------
been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Distribution Date, which shall be the product of, in the case of any FHA Loan, 1.00% (100 basis points) and, in the case of any Non-FHA Loan, 0.75% (75 basis points) and the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period, divided by 12. The Servicing Fee includes any servicing fees owed or payable to any Subservicer which fees shall be paid from the Servicing Fee.

     Servicing Officer:  Any officer of the Servicer or Subservicer involved
     -----------------
in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, to the Trustee, on behalf of the Certificateholders, as such list may from time to time be amended.

     Six-Month Rolling Delinquency Average:  With respect to any Distribution
     -------------------------------------
Date, the average of the applicable 60-Day Delinquency Amounts for each of the six immediately preceding Due Periods, where the 60-Day Delinquency Amount for any Due Period is the aggregate of the Principal Balances of all Home Loans, other than FHA Loans covered by FHA Insurance, that are 60 or more days delinquent, in foreclosure or Foreclosure Property as of the end of such Due Period.

     Standard & Poor's: Standard & Poor's Ratings Group, a division of The
     -----------------
McGraw-Hill Companies, Inc., or any successor thereto.

     Start-up Day:  The day designated as such in Section 11.12.
     ------------                                 -------------

     Stepdown Date:  The first Distribution Date occurring after March 2000,
     -------------
upon which all of the following conditions exist:

     (1) the Pool Principal Balance has been reduced to 50.00% of the Original Pool Principal Balance;

     (2) the Net Delinquency Calculation Amount is less than 8% of the Original Pool Principal Balance; and

     (3) the aggregate of the Class Principal Balances of the Senior Notes (after giving effect to distribution of principal on such Distribution
     Date) has been reduced to the excess of:

          (I)   the Pool  Principal Balance as  of the  related Determination
          Date over

          (II)  the greater of (a) the sum of

                    (1) 47.50% of the Pool Principal Balance as of the related Determination Date and

                    (2) the Overcollateralization Target Amount for such Distribution Date (such amount to be calculated (x) without giving effect to the proviso in the definition thereof and (y) pursuant only to clause (II) of the definition thereof); and

               (b)  0.50% of the Original Pool Balance.

     Subservicer:  Any Person with whom the Servicer has entered into a
     -----------
Subservicing Agreement and who is an Eligible Servicer and who satisfies any requirements set forth in Section 4.07(a) in respect of the qualifications
                          ---------------
of a Subservicer.

     Subservicing Account:  An account established by a Subservicer pursuant
     --------------------
to a Subservicing Agreement, which account must be an Eligible Account.

     Subservicing Agreement:  Any agreement between the Servicer and any
     ----------------------
Subservicer relating to subservicing and/or administration of any or all Home Loans as provided in Section 4.07(a), copies of which shall be made
                     ---------------
available, along with any modifications thereto, to the Trustee.

     Substitution Adjustment:  As to any date on which a substitution occurs
     -----------------------
pursuant to Sections 2.06 or 3.06, the amount, if any, by which (a) the sum
            -------------    ----
of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

     Superior Lien:  With respect to any Home Loan which is secured by a lien
     -------------
other than a first priority lien, the mortgage loan(s) relating to the corresponding Mortgaged Property having a superior priority lien.

     Tax Return:  The federal income tax return on Internal Revenue Service
     ----------
Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Termination Date:  The earlier of (a) the Distribution Date in April
     ----------------
2018 and (b) the Distribution Date next following the Monthly Cut-Off Date coinciding with or next following the date of the liquidation or disposition of the last asset held by the Trust pursuant to Section 12.01.
                                                -------------

     Termination Price:  As of any date of determination, an amount without
     -----------------
duplication equal to the sum of (i) the then outstanding Class Principal Balances of the Classes of Certificates plus all accrued and unpaid interest thereon, (ii) any Trust Fees and Expenses due and unpaid on such date and
(iii) any Servicing Advance Reimbursement Amount.

     Title Document.  The evidence of title to or ownership of the Property
     --------------
required by Title I.  (See 24 C.F.R. 201.26(a)(1) and 201.20).

     Title I:  Section 2 of Title I of the National Housing Act of 1934, as
     -------
amended, and the rules and regulations promulgated thereunder as each may be amended from time to time and any successor statute, rules or regulations thereto.

     Transfer:  Any direct or indirect purchase, transfer, sale, assignment
     --------
or other form of disposition of any Ownership Interest in a Certificate other than any pledge of such Certificate for security.

     Transferee:  Any Person who is acquiring by Transfer any Ownership
     ----------
Interest in a Certificate.

     Transferor: Empire Funding, in its capacity as the transferor hereunder.
     ----------

     Trust:  The trust established hereby and evidenced by the Empire Funding
     -----
Home Loan REMIC Trust 1997-A, Series 1997-A, Asset Backed Certificates, designated as the "Empire Funding Home Loan REMIC Trust 1997-A."

     Trust Account Property:  The Accounts, all amounts and investments held
     ----------------------
from time to time in the Accounts and all proceeds of the foregoing.

     Trust Designated Insurance Amount:  $2,749,082.52.
     ---------------------------------

     Trust Estate:  The assets subject to this Agreement assigned to the
     ------------
Trust, which assets consist of: (i) such Home Loans as from time to time are subject to this Agreement as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time including the removal of Deleted Home Loans and the addition of Qualified Substitute Home Loans, together with the Servicer's Home Loan Files and the Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Properties, (iii) all payments in respect of interest due with respect to the Home Loans on or after the Cut-
Off Date, all payments received with respect to principal after the Cut-Off Date and all payments of premiums on FHA Insurance after the Cut-Off Date,
(iv) the rights to FHA Insurance reserves attributable to the FHA Loans as of the Cut-Off Date, (v) such assets as from time to time are identified as Foreclosure Property, (vi) such assets and funds as are from time to time are deposited in the Collection Account, the Certificate Distribution Account and the FHA Reserve Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (vii) the Trust's rights under all insurance policies with respect to the Home Loans and any Insurance Proceeds,
(viii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, and
(ix) all right, title and interest of the Depositor in and to the obligations of the Transferor under the Home Loan Purchase Agreement in which the Depositor acquired the Home Loans from the Transferor, and all proceeds of any of the foregoing.

     Trust Fees and Expenses:  As of each Distribution Date, an amount equal
     -----------------------
to the Servicing Compensation, the Trustee Fee and the Custodian Fee, if any.

     Trustee:  First Bank National Association, its successors in interest
     -------
or any successor trustee appointed as herein provided.

     Trustee Fee:  As to any Distribution Date, the greater of (a) one
     -----------
twelfth of 0.04% times the Pool Principal Balance as of the opening of business on the first day of the calendar month preceding the calendar month of such Distribution Date (or, with respect to the first Distribution Date, the Original Pool Principal Balance) and (b) one-twelfth of the annual fee of $15,000.

     Trustee's Home Loan File:  As defined in Section 2.05(f).
     ------------------------                 ---------------

     Underwriter:  Greenwich Capital Markets, Inc.

     -----------

     Voting Rights:  The portion of the aggregate voting rights of all the
     -------------
Certificates evidenced by a Class of Certificates. At all times during the term of this Agreement, 99% of all of the Voting Rights shall be allocated among Holders of the Class of Certificates (with such Voting Rights being allocated among such Classes pro rata on the basis of their respective Class
                             --- ----
Principal Balances) and the Holders of the Class R Certificates shall be entitled to 1% of all of the Voting Rights. Voting Rights allocated to a Class of Certificates shall be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.


     Section 1.02   Other Definitional Provisions.
                    -----------------------------
     (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given
to them  under generally accepted  accounting principles.    To  the extent
that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.



                                 ARTICLE III

                  TRANSFER AND ASSIGNMENT OF THE HOME LOANS;
                 ------------------------------------------
                           ISSUANCE OF CERTIFICATES
                           ------------------------


     Section 2.01   Transfer and Assignment of the Home Loans.
                    -----------------------------------------
     The Depositor as of the Closing Date does hereby, sell, transfer, assign and otherwise convey to the Trustee for the benefit of the Holders of the Certificates, in accordance with their terms and the terms hereof, without recourse other than as expressly provided herein, and in accordance with the requirements for transfer of an insured loan in Title I and 24 C.F.R. Section 201.32(c), all the right, title and interest of the Depositor in and to the Trust Estate.

     Section 2.02   (Reserved).
                    ----------

     Section 2.03   Acceptance by the Trustee.
                    -------------------------
     The Trustee hereby acknowledges conveyance of the Home Loans, each Debt Instrument, any related Mortgage and the contents of the related Servicer's Home Loan File and the Trustee's Home Loan File, and declares that it holds and will hold the Home Loans, each Debt Instrument, any related Mortgage and the contents of the related Servicer's Home Loan File and the Trustee's Home Loan File, all proceeds of any of the foregoing and all other rights, titles or interests of the Trustee in any asset included in the Trust Property from time to time, in trust for the use and benefit of all present and future Holders of the Certificates of each Class.

     Section 2.04   Books and Records.
                    -----------------
     The sale of each Home Loan shall be reflected on the Depositor's or the Transferor's, as the case may be, balance sheets and other financial statements as a sale of assets by the Depositor or the Transferor, as the case may be, under generally accepted accounting principles ("GAAP"). Each
                                                              ----
of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Trustee.

     It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Home Loans and the other property specified in Section 2.01 from the
                                               ------------
Depositor to the Trust and such property shall not be property of the Depositor. If the assignment and transfer of the Home Loans and the other property specified in Section 2.01 to the Trustee pursuant to this Agreement
                      ------------
or the conveyance of the Home Loans or any of such other property to the Trustee is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of the Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trustee a first priority security interest in the entire right, title and interest of the Depositor in and to the Home Loans and all other property conveyed to the Trustee pursuant to Section 2.01 and all proceeds thereof, and (ii) this
                    ------------
Agreement shall constitute a security agreement under applicable law. Within ten (10) days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Trustee as a "secured party" and describing the Home Loans being sold by the Depositor to the Trust with the office of the Secretary of State of the State in which the Depositor is located.

     Section 2.05   Delivery of Home Loan Documents.
                    -------------------------------
     (a) With respect to each Home Loan, on the Closing Date the Transferor and/or the Depositor, as applicable, have delivered or caused to be delivered to the Custodian as the designated agent of the Trustee each of the following documents (collectively, the "Home Loan Files"):
                              ---------------

          (i) The original Debt Instrument, endorsed by the Transferor in blank or in the following form: "Pay to the order of First Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of March 1, 1997, Empire Funding Home Loan REMIC Trust 1997-A, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from origination of the Home Loan to the Transferor;

          (ii) If such Home Loan is a Mortgage Loan, the original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

          (iii) If such Home Loan is a Mortgage Loan, the original executed Assignment of Mortgage, in recordable form. Such assignments may be blanket assignments, to the extent such assignments are effective under applicable law, for Mortgages covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form an assignment of Mortgage need not be included in the individual Home Loan File;

          (iv) If such Home Loan is a Mortgage Loan, all original intervening Assignments of Mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Home Loan to the Transferor (or, if any such Assignment of Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment of Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original Assignment submitted for recording);

          (v) The original, or a copy certified by the Transferor to be a true and correct copy of the original, of each assumption, modification, written assurance or substitution agreement, if any; and

     (b) With respect to each Home Loan, on the Closing Date, the Transferor and the Depositor have delivered or caused to be delivered to the Servicer, as the designated agent of the Trustee each of the following documents (collectively, the "Servicer's Home Loan Files"): (A) If such Home Loan is
                    --------------------------
an FHA Loan, an original or copy of notice signed by the Obligor acknowledging HUD insurance, (B) an original or copy of truth-in-lending disclosure, (C) an original or copy of the credit application, (D) an original or copy of the consumer credit report, (E) an original or copy of verification of employment and income, or verification of self-employment income, (F) if such Home Loan is an FHA Loan, an original or copy of evidence of the Obligor's interest in the Property, (G) an original or copy of contract of work or written description with cost estimates, if any,
(H)(i) if such Home Loan is an FHA Loan either (a) an original or copy of the completion certificate (or, if such certificate is not yet due, a notice to that effect) or an original or copy of notice of non-compliance, if applicable or (b) an original or copy of report of inspection of improvements to the Property (or if such report is not yet due, a notice to that effect) or an original or copy of notice of non-compliance, if applicable, or (ii) if such Home Loan is a Non-FHA Loan in respect of a home improvement for which the Transferor prepares an inspection report, an original or copy of report of inspection of improvements to the Property, (I) to the extent not included in (C), an original or a copy of a written verification (or a notice of telephonic verification, written verification to follow) that the Mortgagor at the time of origination was not more than 30 days delinquent on any senior mortgage or deed of trust on the Mortgaged Property, (J) (i) if such Home
Loan is an FHA Loan for which an appraisal is required pursuant to the applicable regulations, an original or a copy of an appraisal of the Property as of the time of origination of such FHA Loan or (ii) if such Home Loan is a Non-FHA Loan and secured by a Mortgage, a copy of the HUD-1 or HUD 1-A Closing Statement indicating the sale price, or an existing Uniform Residential Appraisal Report, or a Drive-by Appraisal documented on Freddie Mac form 704, or a tax assessment in accordance with the Transferor's guidelines, or a full Uniform Residential Appraisal Report prepared by a national appraisal firm, (K) an original or a copy of a title search as of the time of origination with respect to the Property in accordance with the Transferor's guidelines, and (L) if such Home Loan is an FHA Loan, any other documents required for the submission of a claim with respect to such FHA Loan to the FHA.

     (c) the Transferor, at the direction of the Depositor, concurrently with the execution and delivery hereof, has delivered to the Trustee cash in an amount equal to (i) the accrued annual FHA premium due on each FHA Loan to the applicable Cut-Off Date, and (ii) the amount of FHA premium collected in respect of the Invoiced Loans after the applicable Cut-Off Date. The Trustee shall distribute the amount referred to in clause (i) of the previous sentence into the FHA Premium Account and shall distribute the amount referred to in clause (ii) of the previous sentence into the Certificate Distribution Account.

     (d) The Trustee shall cause the Custodian to take and maintain continuous physical possession of the Trustee's Home Loan Files in the State of Minnesota, and in connection therewith, shall act solely as agent for the holders of the in accordance with the terms hereof and not as agent for the Transferor or any other party.

     (e) Within 60 days of the Closing Date, the Transferor, at its own expense, shall record each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records; provided, however, the Transferor need not record any such Assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the
Transferor (at the Transferor's expense) to the Trustee and the Rating Agencies, the recordation of such Assignment of Mortgage is not necessary to protect the Trustee's interest in the related Mortgage Loan. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than one year after the Closing Date. The Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Transferor shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Transferor shall be required to submit each such Assignment of Mortgage Loan for recording.

     (f) All Home Loan documents held by the Custodian on behalf of the Trustee are referred to herein as the "Trustee's Home Loan File." All
                                       ------------------------
recordings required pursuant to this Section 2.05 shall be accomplished by
                                     ------------
and at the expense of the Transferor.

     Section 2.06   Receipt of Home Loan Files; Certain Substitutions;
                    ---------------------------------------------------
Initial Certification by Custodian.
___________________________________

     (a) The Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Trustee's Home Loan File for each Home Loan. The Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian in trust, upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee agrees, for the benefit of the Certificateholders, to cause the Custodian to review each Trustee's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan, within 45 days after the conveyance of the related Home Loan to the Trust) and to cause the Custodian to deliver to the Transferor, the Depositor, the Trustee and the Servicer a certification to the effect that, as to each Home Loan listed in the Home Loan Schedule,
(i) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.05), (ii) all documents
                                             -------
delivered by the Depositor and the Transferor to ---- the Custodian pursuant to
Section 2.05 have been reviewed by the Custodian
------------
and have  not been  mutilated or  damaged and  appear regular  on their  face
(handwritten  additions,   changes  or   corrections  shall   not  constitute
irregularities  if initialed  by the Obligor)  and relate to  such Home Loan,
(iii) based on the examination of the Custodian on behalf of the Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Trustee's Home Loan File and (iv) each Debt Instrument has been endorsed as provided in
Section 2.05.  The Custodian shall not be under any duty or obligation (i)
   ------------
to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Trustee's Home
Loan   File    should   include   any   of   the   documents   specified   in
Section 2.05(a)(v).
------------------

     (b) The Servicer's Home Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders and the Trustee as the owner thereof. It is intended that by the Servicer's agreement pursuant to this Section 2.06(b) the Trustee shall be deemed to
                           ---------------
have possession of the Servicer's Home Loan Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which such documents or instruments are located. the Servicer shall promptly report to the Trustee any failure by it to hold the Servicer's Home Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Home Loans or such documents or instruments. The Servicer agrees to indemnify the Certificateholders and the Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Certificateholders or the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be
                           --------  -------
liable for any portion of any such amount resulting from the negligence or misconduct of any Certificateholder or the Trustee and provided, further,
                                                       --------  -------
that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Trustee. The Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

     (c) If the Custodian, during the process of reviewing the Trustee's Home Loan Files, finds any document constituting a part of a Trustee's Home Loan File which is not executed, has not been received, is unrelated to any Home Loan identified in the Home Loan Schedule, does not conform to the requirements of Section 2.05 or does not conform, in all material respects,
                ------------
to the description thereof as set forth in the Home Loan Schedule, then the Custodian shall promptly so notify the Transferor, the Servicer, the Trustee and the Depositor. In performing any such review, the Custodian may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the Trustee's Home Loan Files is limited solely to
                                                        -----------------
confirming that the documents listed in Section 2.05 have been received and
                                        ------------
further confirming that any and all documents delivered pursuant to Section
                                                                    -------
2.05 have been executed and relate to the Home Loans identified in the Home
----
Loan Schedule. The Custodian shall not have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction or whether the requirements for transfer of an insured loan specified in Title I, 24 C.F.R. Section 201.32(c) or elsewhere have been complied with. If a material defect in a document constituting part of a Trustee's Home Loan File is discovered, then the Depositor and Transferor shall comply with the cure, substitution and repurchase provisions of Section 3.06 hereof.
   ------------

     Section 2.07   Execution, Countersignature and Delivery of Certificates.

                    --------------------------------------------------------
Concurrently with, and in consideration for, the sale, transfer, assignment and conveyance by the Depositor of the Home Loans listed in the Home Loan Schedule on the Closing Date, the delivery by the Depositor of the related Home Loan Files pursuant to Section 2.05(a), the delivery of the cash
                            ---------------
required by Section 2.05(c) to be deposited in the Certificate Distribution
            ---------------
Account and the FHA Premium Account, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class B Certificates and the Class R Certificates specified in Section 6.01.


                                  ------------


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                       ------------------------------

     Section 3.01   Representations and Warranties of the Depositor.
                    -----------------------------------------------

     The Depositor hereby represents and warrants to the Transferor, the Trustee, the Trustee and the Certificateholders that as of the Closing Date:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

          (b) The execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

          (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, the Transferor and the Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Depositor pending with regard to which the Depositor has received service of process, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

          (h) The Depositor did not sell the Home Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Home Loans to the Trust;

          (i) As of the Closing Date, the Depositor had good title to, and was the sole owner of, each Home Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Home Loan free and clear of any lien;

          (j) The Depositor acquired title to each of the Home Loans in good faith, without notice of any adverse claim;

          (k) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (l)  The  Depositor  is  not  required   to  be  registered  as  an
     "investment company" under the Investment Company Act of 1940, as amended; and

          (m) The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     Section 3.02   Representations and Warranties of the Transferor.
                    ------------------------------------------------

     The Transferor hereby represents and warrants to the Trustee, the Trustee, the Certificateholders and the Depositor that as of the Closing Date or as of such date specifically provided herein:

          (a) The Transferor is a corporation licensed as a mortgage lender duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has, and had at all relevant times, full corporate power to originate or purchase the Home Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (b) The execution and delivery of this Agreement by the Transferor and its performance of and compliance with the terms of this Agreement will not violate the Transferor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Transferor is a party or which may be applicable to the Transferor or any of its assets;

          (c) The Transferor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Transferor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, mora-torium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Transferor is not in violation of, and the execution and delivery of this Agreement by the Transferor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Transferor or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Transferor pending or, to the knowledge of the Transferor, threatened, before any court, administrative agency or other tribunal
     (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the sale of the Home Loans to the Depositor, the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Transferor of, or compliance by the Transferor with, this Agreement, (2) the transfer of all FHA insurance reserves relating to the FHA Loans to the Contract of Insurance Holder, (3) the issuance of the Certificates, (4) the sale of the Home Loans under the Home Loan Purchase Agreement or (5) the consummation of the transactions required of it by this Agreement, except: (A) such as shall have been obtained before the Closing Date and (B) the transfer of the FHA insurance reserves by the FHA to the Contract of Insurance Holder with respect to the FHA Loans as to which an FHA case number has not been assigned as of the Closing Date;

          (g) The Transferor acquired title to the Home Loans in good faith, without notice of any adverse claim;

          (h) The collection practices used by the Transferor with respect to the Home Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

          (i) No Officers' Certificate, statement, report or other document prepared by the Transferor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (j) The Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transferor prior to the date hereof;

          (k) The Prospectus Supplement (other than (i) any statements on the cover page and inside cover page relating to Greenwich Capital Markets, Inc. and (ii) the statements under the following captions:
     "SUMMARY - Securities Issued", "- Priority of Distributions", "- Final Scheduled Distribution Date", "- Credit Enhancement," "- Certain Federal Income Tax Considerations", "- ERISA", "- Legal Investment", "DESCRIPTION OF THE OFFERED SECURITIES", "DESCRIPTION OF CREDIT ENHANCEMENT",

     "CERTAIN  FEDERAL INCOME  TAX CONSEQUENCES",  "STATE TAX  CONSEQUENCES",
     "ERISA CONSIDERATIONS", "LEGAL INVESTMENT MATTERS" and "METHOD OF DISTRIBUTION", as to which the Transferor makes no representation) does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) HUD has approved in writing the transfer to the Contract of Insurance Holder of the FHA Reserve Amount relating to each FHA Loan and all actions have been taken by the Transferor (other than the filing of the Transfer of Note Report Form 27030 with HUD) and all required consents have been obtained (other than approval upon HUD's receipt of such Transfer of Note Report), in either case, necessary to effect transfer to the Contract of Insurance Holder of the FHA Reserve Amount relating to each FHA Loan (except for FHA Loans with respect to which a case number has not been assigned as of the Closing Date). The FHA
     Reserve Amounts with respect to the FHA Loans transferred to the Contract of Insurance Holder both prior to and following the transfer of the FHA Loans to the Trustee will be available to satisfy claims with respect to such FHA Loans. The amount in the FHA Insurance Coverage Reserve Account, together with all amounts to be requested for transfer with respect to the FHA Loans, will equal $3,025,615.67. The amount to be requested for transfer with respect to the FHA Loans is $2,749,082.52, which is the sum of approximately 10% of the aggregate of the Principal Balances of the FHA Loans as of the Cut-Off Date;

          (m) the Transferor is a non-supervised lender in good standing with HUD under 24 CFR Section202.5 and is authorized to originate, purchase, hold, service and/or sell loans insured under 24 CFR Part 201 pursuant to a valid contract of insurance, Number 505842; and

          (n) the Transferor has transferred the Home Loans without any intent to hinder, delay or defraud any of its creditors.

     It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Home Loan Files to the Custodian (as the agent of the Trustee) and shall inure to the benefit of the Certificateholders, the Depositor, the Servicer, the Trustee, the Trustee and the Trust. Upon discovery by any of the Transferor, the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Home Loan or the interests of the Certificateholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Transferor set forth in Section 3.06 to cure any breach or to substitute for or repurchase an affected Home Loan shall constitute the sole remedies available to the Certificateholders, the Depositor, to the Servicer, the Trustee, or to the Trustee respecting a breach of the representations and warranties contained in this Section 3.02.

     Section 3.03   Representations, Warranties and Covenants of the
                    ------------------------------------------------
Servicer.
---------

     The Servicer hereby represents and warrants to and covenants with the Trustee, the Certificateholders, the Depositor and the Transferor that as of the Closing Date or as of such date specifically provided herein:

          (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Home Loan in accordance with the terms of this Agreement;

          (b) The execution and delivery of this Agreement by the Servicer and its performance of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

          (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, the Trustee, constitutes a valid, legal and binding obligation of the Ser-vicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Servicer pending, or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal
     (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transac-tions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Servicer is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Servicer to conduct its business or perform its obligations hereunder;

          (h) The Servicer is an Eligible Servicer and services mortgage loans in accordance with Accepted Servicing Procedures;

          (i)  (Reserved);

          (j) No Officers' Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (k) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement;

          (l) The Servicer has not waived any default, breach, violation or event of acceleration existing under any Debt Instrument or the related Mortgage;

          (m) The Servicer will cause to be performed any and all acts required to be performed by the Servicer to preserve the rights and remedies of the Trust and the Trustee in any Insurance Policies applicable to the Home Loans or with respect to any FHA Loan, any Insurance Policy required to be maintained pursuant to Title I, including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trust and the Trustee;

          (n) The Servicer shall comply with, and shall service, or cause to be serviced, each Home Loan, in accordance with all applicable laws, and, in particular, in accordance with any applicable provisions of the National Housing Act, as amended and supplemented, all rules and regulations issued thereunder, and all administrative publications published pursuant thereto including, in the case of the FHA Loans, all FHA requirements of FHA Title I loans; and

          (o) The Servicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the laws governing its creation and existence and qualified under the laws of each state in which it is necessary to perform its obligations under this Agreement or in which the nature of its business requires such qualification, it shall maintain all licenses, permits and other approvals required by any law or regulations, including, without limitation Title I, as may be necessary to perform its obligations under this Agreement and to retain all rights to service the Loans, and it shall not dissolve or otherwise dispose of all or substantially all of its assets.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the
                            ------------
respective Home Loan Files to the Trustee and shall inure to the benefit of the Depositor, the Certificateholders and the Trustee. Upon discovery by any of the Transferor, the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants that mate-rially and adversely affects the value of any Home Loan or the interests of the Certificateholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Servicer set forth in (x) Section 3.06 to cure any breach or to purchase an affected Home
             ------------
Loan, (y) Section 3.06 to indemnify and hold harmless the Trust and (z)
          ------------
Section 9.01(a) to indemnify and hold harmless the Trust, the Depositor, the
---------------
Transferor, the Trustee, and the Certificateholders shall constitute the sole remedies available to the Transferor, the Certificateholders, the Trust, the depositor, or the Trustee respecting a breach of the representations, warranties and covenants contained in this Section 3.03.
                                           ------------

     Section 3.04   Representations and Warranties regarding Individual Home
                    --------------------------------------------------------
Loans.
-----

     The Transferor hereby represents and warrants to the Depositor, the Trustee and the Certificateholders, with respect to each Home Loan, as of the Closing Date:

          (a) The information pertaining to each Home Loan set forth in the Home Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

          (b) As of the Cut-Off Date, not more than 0.96% of the Home Loans (by aggregate initial Pool Principal Balance) are between 30 and 59 days past due (without giving effect to any grace period), and none of the Home Loans are between 60 and 89 days past due (without giving effect to any grace period); the Transferor has not advanced funds, induced, solicited or knowingly received any advance of funds from a party other than the Obligor, directly or indirectly, for the payment of any amount required by the Home Loan;

          (c) The terms of the Debt Instrument and any related Mortgage contain the entire agreement of the parties and have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the related File and recorded, if necessary, to maintain the lien priority of the any related Mortgage; if such Home Loan is an FHA Loan the substance of each such waiver, alteration and modification has been approved by the FHA to the extent required under Title I; no other instrument of waiver, alteration, expansion or modification has been executed, and no Obligor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the related Home Loan File and the payment terms of which are reflected in the related Home Loan Schedule and; if such Home Loan is an FHA Loan, has been approved by the FHA to the extent required under Title I;

          (d) The Debt Instrument and any related Mortgage are not subject to any set-off, claims, counterclaim or defense and will not have such in the future with respect to the goods and services provided under the Debt Instrument, including the defense of usury or of fraud in the inducement, nor will the operation of any of the terms of the Debt
     Instrument and any related Mortgage, or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (e) Any and all requirements of any federal, state or local law applicable to the Home Loan (including any law applicable to the origination, servicing and collection practices with respect thereto) have been complied with;

          (f) No Debt Instrument or Mortgage has been satisfied, cancelled, rescinded or subordinated, in whole or part; and the Transferor has not waived the performance by the Obligor of any action, if the Obligor's failure to perform such action would cause the Debt Instrument or Mortgage Loan to be in default, except as otherwise permitted by clause
     (c); and with respect to a Mortgage Loan, the related Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, subordination, release, cancellation or rescission;

          (g) Each related Mortgage is a valid, subsisting and enforceable lien on the related Property, including the land and all buildings on the Property;

          (h) The Debt Instrument and any related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity;

          (i) To the best of the Transferor's knowledge, all parties to the Debt Instrument and any related Mortgage had legal capacity at the time to enter into the Home Loan and to execute and deliver the Debt Instrument and any related Mortgage, and the Debt Instrument and any related Mortgage have been duly and properly executed by such parties;

          (j) As of the applicable Cut-Off Date, the proceeds of the Home Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all applicable requirements set forth in the Home Loan documents have been complied with; the Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage;

          (k) Immediately prior to the sale, transfer and assignment to the Depositor, the Transferor will have good and indefeasible legal title to the Home Loan, the related Debt Instrument and any related Mortgage and the full right to transfer such Home Loan, the related Debt Instrument and any related Mortgage, and the Transferor will have been the sole owner thereof, subject to no liens, pledges, charges, mortgages, encumbrances or rights of others, except for such liens as will be released simultaneously with the transfer and assignment of the Home Loans to the Depositor (and the Home Loan File will contain no evidence inconsistent with the foregoing); and immediately upon the sale, transfer and assignment contemplated by the Home Loan Purchase Agreement, the Depositor will hold good title to, and be the sole owner of each Home Loan, the related Debt Instrument and any related Mortgage, free of all liens, pledges, charges, mortgages, encumbrances or rights of others;

          (l)  Except for those Home Loans referred to in Section 3.04(b)
                                                          ---------------
     above that are delinquent as of the Cut-Off Date, there is no default, breach, violation or event of acceleration known to the Transferor under the Home Loan, the related Debt Instrument and any related Mortgage and there is no event known to the Transferor which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration and neither the Transferor nor its predecessors have waived any default, breach, violation or event of acceleration;

          (m) The Debt Instrument and any related Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security provided thereby, including, (A) in the case of any Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure;

          (n) Each FHA Loan is an FHA Title I property improvement loan (as defined in 24 C.F.R. Section 201.2) underwritten by the Transferor in accordance with FHA requirements for the Title I Loan program as set forth in 24 C.F.R. Parts 201 and 202, and the Transferor has transmitted a loan report with respect to such FHA Loan to FHA so that such FHA Loan will be included in the Title I program;

          (o) Each Home Loan is a fixed rate loan; the Debt Instrument shall mature within not more than (a) for an FHA Loan, 20 years and 32 days and (b) for a Non-FHA Loan, 25 years, from the date of origination of the Home Loan; the Debt Instrument is payable in substantially equal Monthly Payments, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate; interest on each Home Loan is calculated on the basis of a 360 day year consisting of twelve 30-day months, and the Debt Instrument does not provide for any extension of the original term;

          (p) The related Debt Instrument is not and has not been secured by any collateral except, in the case of a Mortgage Loan, the lien of the corresponding Mortgage;

          (q) With respect to any Mortgage Loan, if the related Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, or a valid substitution of trustee has been recorded, and no extraordinary fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the Obligor;

          (r) With respect to any Mortgage Loan, the Transferor has no knowledge of any circumstances or conditions not reflected in the representations set forth herein, or in the Home Loan Schedule, or in the related Home Loan File with respect to the related Mortgage, the related Property or the Obligor which could reasonably be expected to materially and adversely affect the value of the related Property, or the marketability of the Mortgage Loan or to cause the Mortgage Loan to become delinquent or otherwise in default;

          (s) Assuming no material change to the applicable law or regulations in effect as of the Closing Date, after the consummation of the transactions contemplated by this Agreement, the Trustee will have the ability to foreclose or otherwise realize upon a Property, if the Home Loan is a Mortgage Loan, or to enforce the provisions of the related Home Loan against the Obligor thereunder, if the foreclosure upon any such Property or enforcement of the provisions of the related Home Loan against the Obligor are undertaken as set forth in Section
                                                                  -------
      4.12;
      ----

          (t) With respect to any FHA Loan that is a Mortgage Loan, the improvements to the Property relating to such FHA Loan, have been or shall be completed and inspected by the Servicer within the time period and to the extent required under the applicable Title I regulations, and evidence of such inspection shall be placed in the Servicer's Home Loan File or, if not, a letter of non-compliance shall be delivered to HUD (with a copy placed in the Servicer's Home Loan File) promptly upon the completion of such inspection;



          (u) Each FHA Loan has been originated in compliance with the provisions of 24 C.F.R. Section 201.20, and, if required by Title I, the market value of the any related Property has been ascertained in accordance with the procedures established by HUD;

          (v)  There  exists a Home Loan File  relating to each Home Loan and
     such  Home  Loan  File  contains   all  of  the  original  or  certified
     documentation listed in Section 2.05 for such Home Loan.  Each Trustee's
                             ------------
     Home Loan File has been delivered to the Custodian and each Servicer's Home Loan File is being held in trust by the Transferor for the benefit of, and as agent for, the Certificateholders and the Trustee as the owner thereof. Each document included in the Home Loan File which is required to be executed by the Obligor has been executed by the Obligor in the appropriate places. With respect to each Mortgage Loan, the related Assignment of Mortgage to the Trustee is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Property is located. All blanks on any form required to be completed have been so completed;

          (w) Each FHA Loan is in respect of a home improvement loan or a retail installment sale contract, and each Property is improved by a residential dwelling and is not a Home Loan in respect of a manufactured home or mobile home or the land on which a manufactured home or mobile home has been placed;

          (x) Each FHA Loan was underwritten by the Transferor in accordance with the applicable underwriting criteria established by the FHA and HUD; each Non-FHA Loan was underwritten by the Transferor in accordance with the Transferor's underwriting guidelines;

          (y) Any Property securing an FHA Loan is covered by any insurance required by Title I; if the Property securing any Mortgage Loan is in an area identified by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, unless the community in which the area is situated is not participating in the National Flood Insurance Program and the regulations thereunder or less than a year has passed since FEMA notification regarding such hazards, a flood insurance policy is in effect with respect to such Property with a generally acceptable carrier which complies with Section 102(a) of the Flood Disaster Protection Act of 1973; all improvements upon each Property securing a Non-FHA Loan are insured by a generally acceptable insurer against loss by fire hazards of extended coverage and such other hazards as are customary in the area where the Property is located pursuant to insurance policies conforming to the requirements of the Agreement; all such policies contain a standard mortgage clause naming the Transferor or its predecessor in interest, its successors and assigns, as loss payee;

          (z) All costs, fees and expenses incurred in originating and closing the Home Loan and in recording any related Mortgage were paid and the Obligor is not entitled to any refund of any amounts, paid or due to the Obligee pursuant to the Debt Instrument or any related Mortgage;

          (aa) Except for the related FHA Premium Amount, if applicable, there is no obligation on the part of the Transferor or any other party other than the Obligor to make payments with respect to the Home Loan;

          (ab) At the time of origination of the Home Loan, each related prior lien, if any, was certified by the Obligor as not 30 or more days delinquent;

          (ac) To the best of the Transferor's knowledge, all parties which have had any interest in the Home Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Property is located, and (ii) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

          (ad) With respect to each Mortgage Loan, the related Mortgage contains an enforceable provision requiring the consent of the Mortgagee to assumption of the related Mortgage Loan upon sale of the Property;

          (ae) With respect to any Mortgage Loan, there is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the Mortgage; no relief has been requested or allowed to the Mortgagor under the Civil Relief Act;

          (af) Subject to Section 3.06, each FHA Loan has been submitted to
                          ------------
     the FHA for insurance pursuant to the FHA Title I loan program and each FHA Loan has been or will be assigned a case number by the FHA for the FHA Title I loan program;

          (ag) Subject to Section 3.06, the FHA Reserve Amount with respect
                          ------------
     to each FHA Loan, has been or will be transferred to the FHA Insurance Coverage Reserve Account;

          (ah) The related Home Loan File for each Home Loan that is a Mortgage Loan contains a Title Document with respect to such Home Loan reflecting that title to the related Property is vested at least 50% in the Obligor under such Home Loan;

          (ai) To the best of the Transferor's knowledge, each Property (including each residential dwelling improvement thereon) was at the time the Home Loan was made free of damage which materially and adversely affects the value thereof and, if the related Home Loan is an FHA Loan, impairs the ability to insure the related Home Loan under the Title I program;

          (aj) Each Home Loan was originated in compliance with all applicable laws and, to the best of the Transferor's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith or, if the related loan is an FHA Loan, in the application for any insurance required by Title I in relation to such FHA Loan;

          (ak) Each Home Loan has been serviced in accordance with all applicable laws and, to the best of the Transferor's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith;

          (al) The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by the Transferor to the Depositor were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

          (am) Any Home Loan originated in the State of Texas, was originated pursuant to either Chapter 3 or Chapter 6 of the Texas Consumer Credit Code;

          (an) As of the applicable Cut-Off Date, no Obligor is a debtor under proceedings under the Bankruptcy Code, and no such Obligor has defaulted in payments on a Home Loan after the filing of such bankruptcy case, whether under a plan or reorganization or otherwise;

          (ao) To the best of the Transferor's knowledge, the Transferor has not advanced funds, or induced, solicited or knowingly received any advance of loan payments from a party other than, with respect to a Mortgage Loan, the owner of the Property subject to the Mortgage;

          (ap) The Home Loans were originated by the Transferor or through the Transferor's network of dealers and correspondents (including Home Loans acquired by such correspondents);

          (aq) (Reserved);

          (ar) With respect to FHA Loans secured by a Mortgage, the representations and warranties of the Mortgagor in each mortgage loan application and in connection with the related FHA Loan are true and correct in all material respects (and it shall be deemed that a breach is material only if a claim for payment made to the FHA under the Contract of Insurance in respect of such FHA Loan is a Rejected Claim as a result of such breach);

          (as) Each Home Loan either complies with the Home Ownership and Equity Protection Act of 1994 or is not subject to such act;

          (at) the Transferor has caused to be performed or shall cause to be performed within one month of the Closing Date any and all acts required to preserve the rights and remedies of the Trust and the Trustee in any insurance policies applicable to each Home Loan or, if such Home Loan is an FHA Loan, only if required by Title I, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishment of coinsured, joint loss payee and mortgagee rights in favor of the Trustee;

          (au) With respect to any Mortgage Loan, to the best of the Transferor's knowledge, there exists no violation of any environmental law (either local, state or federal), rule or regulation in respect of the Property which violation has or could have a material adverse effect on the market value of such Property. The Transferor has no knowledge of any pending action or proceeding directly involving the related Property in which compliance with any environmental law, rule or regulation is in issue; and, to the Transferor's best knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Property;

          (av) At the time of their origination, not more than 0.10% of the FHA Loans (by aggregate Initial Principal Balance) and none of the Non-FHA Loans were secured by Mortgages on non-owner occupied Mortgaged Properties;

          (aw) (Reserved);

          (ax) (Reserved);

          (ay) No Home Loan was selected from the Transferor's assets in a manner which would cause it to be adversely selected as to credit risk from the pool of home loans owned by the Transferor;

          (az) With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Trustee;

          (ba) Each Home Loan is either a retail installment contract for goods or services, home improvement loan for goods or services, debt consolidation loan or a home equity loan. All Home Loans that are not debt consolidation loans are either home equity loans, retail installment sale contracts for goods and services or home improvement loans for goods and services that are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1;

          (bb) Each Debt Instrument is comprised of an original promissory note and each promissory note constitutes an "instrument" or "chattel paper" for purposes of Article 9 of the UCC. Each Debt Instrument has been delivered to the Custodian; and

          (bc) With respect to each Home Loan either (i) it has a combined loan-to-value ratio less than 125% or (ii) substantially all the proceeds thereof were used to acquire, improve or protect the related Mortgaged Property. For purposes of this representation or warranty, the term substantially all shall mean 80% or more.

     Section 3.05   (Reserved).
                    ----------

     Section 3.06   Purchase and Substitution.
                    -------------------------

     (a) It is understood and agreed that the representations and warranties set forth in Section 3.04, shall survive the conveyance of the Home Loans to
             ------------
the Trust and the delivery of the Certificates to the Certificateholders. Upon discovery by the Depositor, the Servicer, the Transferor, the Custodian, the Trustee or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Home Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificateholders in the related Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty was made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Transferor shall within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects. Except with respect to a breach of the representations made by the Transferor pursuant to Section 3.04(af) and
                                                   ----------------
3.04(ag), if within 60 days after the earlier of the Transferor's discovery
--------
of such breach or the Transferor's receiving notice thereof such breach has not been remedied by the Transferor and such breach materially and adversely affects the interests of the Certificateholders or in the related Home Loan (the "Defective Home Loan"), the Transferor shall on or before the
      -------------------
Determination  Date next  succeeding the  end  of such  60-day period  either
(i) remove such Defective Home Loan from the Trust (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this
Section 3.06 or (ii) purchase such Defective Home Loan at a purchase price
------------
equal to the Purchase Price (as defined below) by depositing such Purchase Price in the Collection Account. The Transferor shall provide the Servicer and the Trustee with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60-day period indicating whether the Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan. With respect to the purchase of a Defective Home Loan pursuant to this Section, the "Purchase Price" shall be equal to the Principal Balance of such
     --------------
Defective Home Loan as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Home Loan, which Purchase Price shall be deposited in the Collection Account (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date).

     Any substitution of Home Loans pursuant to this Section 3.06(a) shall
                                                     ---------------
be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Collection Amount for any Distribution Date, amounts paid by the Transferor pursuant to this Section 3.06 in connection
                                                ------------
with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Distribution Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Certificate Distribution Account as part of the Available Collection Amount to be retained therein or transferred to the Certificate Distribution Account, if applicable, pursuant to Section
                                                                    -------
5.01(c).
-------

     The Trustee on behalf of the Certificateholders agrees that if an FHA Loan is a Defective Home Loan because a document is not included in the Servicer's Home Loan File as of the 60th day after the discovery or receipt of notice thereof, such defect shall be deemed to be cured if the Trustee shall have received during the sixty-day period after such date a written statement addressed to it from the Director of HUD Title I Insurance Division that such document would not be required in connection with a claim for FHA Insurance with respect to such FHA Loan. It is understood and agreed that the obligation of the Transferor to repurchase or substitute any such Home Loan pursuant to this Section 3.06 shall constitute the sole remedy against
                      ------------
it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions. For purposes of calculating 60 days with respect to a Defective Loan that is an FHA Loan because a document is not included in the Servicer's Home Loan File, any day on which the FHA is officially closed for reasons other than as specified in the definition of Business Day shall not be counted in making such calculation. With respect to representations and warranties made by the Transferor pursuant to Section
3.04 that are made to the Transferor's best knowledge,
            ------------
if it is discovered by any of the Depositor, the Transferor or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan, notwithstanding the Transferor's lack of knowledge, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

     With respect to a breach of the representations made by the Transferor pursuant to Section 3.04(af) and 3.04(ag), if the FHA has not assigned a case
            ----------------     --------
number under the Contract of Insurance to an FHA Loan to indicate that such FHA Loan is eligible for Title I Insurance coverage under the Contract of Insurance on or before the 120th day after the Closing Date, the Transferor shall be obligated, on the last day of the Due Period next succeeding such 120th day, to repurchase such FHA Loan. If the FHA Reserve Amount with respect to an FHA Loan has not been transferred to the FHA Insurance Coverage Reserve Account on or before the 150th day after the Closing Date, the Transferor shall be obligated, on the last day of the Due Period next succeeding such 150th day, to repurchase such FHA Loan. The Claims Administrator shall give notice in writing to each of the Depositor, the Transferor and the Trustee of (i) any FHA Loan with respect to which there has not been assigned a case number under the Contract of Insurance on or before the 120th day after the Closing Date and (ii) any FHA Loan that has not been transferred to the FHA Insurance Coverage Reserve Account on or before the 150th day after the Closing Date. For purposes of calculating either 120 or 150 days from the Closing Date in this Section
                                                                 -------
3.06(a), any day on which the FHA is officially closed for reasons other than
-------
such day being a Saturday, Sunday or a day on which banking institutions in Washington, D.C. are authorized or obligated by law, executive order or governmental decree to be closed, shall not be counted in making such calculation.

     (b) As to any Deleted Home Loan for which the Transferor substitutes a Qualified Substitute Home Loan or Loans, the Transferor shall effect such substitution by delivering to the Trustee (i) a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) the documents constituting the Trustee's Home Loan File for such Qualified Substitute Home Loan or Loans.

     The  Servicer  shall deposit  in  the  Collection Account  all  payments received in connection with such Qualified Substitute Home Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Transferor. The Trust will be entitled to all payments received on the Deleted Home Loan on or before the date of substitution, and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The Transferor shall give written notice to the Servicer (if the Transferor is not then acting as such) and the Trustee that such substitution has taken place and the Servicer shall amend the Home Loan Schedule to reflect (i) the removal of such Deleted Home Loan from the terms of this Agreement and (ii) the substitution of the Qualified Substitute Home Loan. The Transferor shall promptly deliver to the Servicer (if the Transferor is not then acting as such) and the Trustee, a copy of the amended Home Loan Schedule. Upon such substitution, such Qualified Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 3.04. On the date of such substitution, the
                        ------------
Transferor will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, the Servicer shall cause the Trustee to release the Deleted Home Loan from the lien of the Trust and the Servicer will cause such Qualified Substitute Home Loan to be assigned to the Trust as part of the Trust Estate.

     (c) With respect to all Defective Home Loans or other Home Loans repurchased by the Transferor pursuant to this Agreement, upon the deposit of the Purchase Price therefor to the Collection Account, the Trustee shall assign to the Transferor, without recourse, representation or warranty, all the Trustee's right, title and interest in and to such Defective Home Loans or Home Loans, which right, title and interest were conveyed to the Trustee pursuant to Section 2.01, including, without limitation, the rights to any
            ------------
FHA Insurance reserves attributable to such Home Loans. The Trustee shall take any actions as shall be reasonably requested by the Transferor to effect the repurchase of any such Home Loans.

     (d) It is understood and agreed that the obligations of the Transferor set forth in this Section 3.06 to cure, purchase or substitute for a
                  ------------
Defective Home Loan (and to indemnify the Trust for certain losses as described herein in connection with a Defective Home Loan) constitute the sole remedies of the Depositor, the Trustee and the Certificateholders hereunder respecting a breach of the representations and warranties contained in Section 3.04. Any cause of action against the Transferor relating to or
   ------------
arising  out of a  defect in  a Trustee's Home  Loan File as  contemplated by
Section 2.06 or against the Transferor relating to or arising out of a breach
------------
of any representations and warranties made in Section 3.04 shall accrue as
                                              ------------
to any Home Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Transferor or notice thereof by the Transferor to the Trustee, (ii) failure by the Transferor to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Transferor, as applicable, by the Majority Certificateholders for all amounts payable in respect of such Home Loan.

     (e) The Trustee shall not have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

     (f) In connection with any Loan for which the Transferor elects to substitute a Qualified Substitute Home Loan, the Transferor shall deliver to the Trustee an Opinion of Counsel to the effect that such actions will not cause (x) any federal tax to be imposed on the Trust, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the start-up day" under Section 860G(d)(1) of the Code or (y) any portion of the Trust to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that such opinion indicates that such substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to the REMIC after the "start-up day", the Transferor shall not be permitted to substitute for such Home Loan but shall repurchase such Home Loan in accordance with this Section 3.06.
                                                  ------------

                                  ARTICLE V

                ADMINISTRATION AND SERVICING OF THE HOME LOANS
               ----------------------------------------------

     Section 4.01   Duties of the Servicer.
                    ----------------------

     (a)  Servicing Standard.  The Servicer, as an independent contractor,
          ------------------
shall service and administer the Home Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and Foreclosure Property management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans of the same type as the Home Loans for its own account, all in accordance with Accepted Servicing Procedures of prudent lending institutions and servicers of loans of the same type as the Home Loans and giving due consideration to the Certificateholders' reliance on the Servicer. The Servicer has and shall maintain the facilities, procedures and experienced personnel necessary to comply with the servicing standard set forth in this subsection (a) and the duties of the Servicer set forth in this Agreement relating to the servicing and administration of the Home Loans.

     In performing its obligations hereunder the Servicer shall at all times act in good faith in a commercially reasonable manner in accordance with all requirements of the FHA applicable to the servicing of the FHA Loans and otherwise in accordance with applicable law and the Debt Instruments and Mortgages. The Servicer shall at all times service and administer the FHA Loans in accordance with Title I, and shall have full power and authority, acting alone and/or through the Subservicer as provided in Section 4.07,
                                                           ------------
subject only to this Agreement, the respective Home Loans, and, in the case of the FHA Loans, the specific requirements and prohibitions of Title I, to do any and all things in connection with such servicing and administration which are consistent with the manner in which prudent servicers service FHA Title I home improvement loans and which are consistent with the ordinary practices of prudent mortgage lending institutions.

     (b)  Servicing Advances.  In accordance with the preceding general
          ------------------
servicing standard, the Servicer, or any Subservicer on behalf of the Servicer, shall make all Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer, nor any Subservicer on behalf of the Servicer, shall have any obligation to advance its own funds for any delinquent scheduled payments of principal and interest on any Home Loan or to satisfy or keep current the indebtedness secured by any Superior Liens on the related Mortgaged Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Certificateholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Home Loan, before making any Servicing Advance that is material in relation to the outstanding principal balance thereof, the Servicer shall assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Home Loan, and
(ii) recovering any amounts attributable to outstanding interest and principal owing on such Home Loan for the benefit of the Certificateholders in excess of the costs, expenses and other deductions to obtain such recovery,
including without limitation   any  Servicing  Advances   therefor  and,  if
applicable, the outstanding indebtedness of all Superior Liens. The Servicer shall only make a Servicing Advance with respect to a Home Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid; provided, however, that the Servicer will be entitled to be reimbursed for any Nonrecoverable Servicing Advance pursuant to this Agreement.

     (c)  Waivers, Modifications and Extensions.  The Servicer shall make
          -------------------------------------
reasonably diligent efforts to collect all payments called for under the terms and provisions of the Home Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Procedures. The Servicer may in its discretion waive or permit to be waived any penalty interest or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the Due Date on a Debt Instrument for a period (with respect to each payment as to which the Due Date is extended) not greater than 90 days after the initially scheduled due date for such payment. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any additional extension or modification with respect to any Home Loan other than that permitted by the immediately preceding sentence unless the Home Loan is a Defaulted Home Loan or, in the case of any FHA Loan, such extension or modification complies with the requirements of Title I or is required by Title I and such FHA Loan is a Defaulted Home Loan or a payment default is reasonably foreseeable by the Servicer.

     (d)  Instruments of Satisfaction or Release.  Without limiting the
          --------------------------------------
generality of Section 4.01(c), the Servicer, in its own name or in the name of a Subservicer, is hereby authorized and empowered when the Servicer believes it appropriate in its best judgment to execute and deliver, on behalf of the Certificateholders and the Trust or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancella-tion, or of partial or full release or discharge, and all other comparable instruments, with respect to the Home Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust and Certificateholders. The Servicer shall service and administer the Home Loans in accordance with applicable state and federal law and shall provide to the Obligors any reports required to be provided to them thereby. The Trustee shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Trustee to enable the Servicer or any Subservicer to carry out their servicing and administra-tive duties hereunder, including, without limitation, limited or special powers of attorney with respect to any Foreclosure Property, and the Trustee shall not be accountable for the actions of the Servicer or any Subservicers under such powers of attorney and shall be indemnified by such parties with respect to such actions.

     Section 4.02   Payment of Taxes, Insurance and Other Charges.
                    ---------------------------------------------

     The Servicer may and, if required by the Servicer, the Subservicers shall, establish and maintain one or more accounts (the "Servicing Accounts"), into which any collections from the Obligors (or related advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Obligors shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Subservicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances with respect to taxes, assessments and insurance premiums and with respect to hazard insurance; (iii) refund to Obligors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Obligors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 12.01. As part of its servicing duties,
                             -------------
the Servicer or Subservicers shall pay to the Obligors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement from the Trust, the Trustee, the Depositor, or any Certificateholder therefor. Upon request of the Trustee, the Transferor or the Servicer shall cause the bank, savings association or other depository for each Servicing Account to forward to the Trustee copies of such statements or reports as the Trustee, the Depositor, or any Certificateholder shall reasonably request.

     Section 4.03   Fidelity Bond; Errors and Omission Insurance.
                    --------------------------------------------

     The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of loans on behalf of institutional investors. The Servicer shall obtain and maintain at all times during the term of this Agreement errors and omissions insurance coverage covering the Servicer and its employees issued by a responsible insurance company. The issuer, policy terms and forms and amounts of coverage, including applicable deductibles, shall be in such form and amount as is customary for entities acting as servicers. The Servicer agrees to notify the Trustee in writing within five (5) days of the Servicer's receipt of notice of the cancellation or termination of any such errors and omissions insurance coverage. The Servicer shall provide to the Trustee or any Certificateholder upon request written evidence of such insurance coverage.

     Section 4.04   Filing of Continuation Statements.
                    ---------------------------------

     On or before the fifth anniversary of the filing of any financing statements by Empire Funding and the Depositor, respectively, with respect to the assets conveyed to the Trust, Empire Funding and the Depositor shall prepare, have executed by the necessary parties and file in the proper jurisdictions all financing and continuation statements necessary to maintain the liens, security interests, and priorities of such liens and security interests that have been granted by Empire Funding and the Depositor, respectively, and Empire Funding and the Depositor shall continue to file on or before each fifth anniversary of the filing of any financing and continuation statements such additional financing and continuation statements until the Trust has terminated pursuant to Section
                                                                   -------
12.01 hereof. The Trustee agrees to cooperate with Empire Funding and the
-----
Depositor in preparing, executing and filing such statements. The Trustee agrees to notify Empire Funding and the Depositor on the third Distribution Date prior to each such fifth anniversary of the requirement to file such financing and continuation statements. The filing of any such statement with respect to Empire Funding and the Depositor shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in Section 2.04 hereof. If Empire Funding or the Depositor has ceased
         ------------
to do business whenever any such financing and continuation statements must be filed or Empire Funding or the Depositor fails to file any such financing statements or continuation statements at least one month prior to the expiration thereof, each of Empire Funding and the Depositor does hereby make, constitute and appoint the Trustee its attorney-in-fact, with full power and authority to execute and file in its name and on its behalf any such financing statements or continuation statements required under this
Section 4.04.
------------

     Section 4.05   (Reserved).

     Section 4.06   Superior Liens.
                    --------------

     If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to declare a default under the related mortgage or promissory note secured thereby, or has filed or intends to file an election to have any Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trustee, all reasonable actions that are necessary to protect the interests of the Certificateholders and/or to preserve the security of the related Home Loan, including making any Servicing Advances that are necessary to cure the default or reinstate the Superior Lien. The Servicer shall promptly notify the Trustee if it takes any such action. Any Servicing Advances by the Servicer pursuant to its obligations in this Section 4.06 shall comply with requirements set forth in
                    ------------
Section 4.01(b) hereof.
---------------

     Section 4.07   Subservicing.
                    ------------
     (a) The Servicer may enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give prior written notice to the Trustee of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either directly service the related Home Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     In the event of termination of any Subservicer, and unless a successor Subservicer has otherwise been appointed, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Subservicer or the Servicer, and the Servicer shall service directly the related Home Loans.

     Each Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee in the event that the Servicer shall, for any reason, no longer be the Servicer. In no event shall any Sub-Servicing Agreement require the Trustee, as Successor Servicer, for any reason whatsoever to pay compensation to a Subservicer in order to terminate such Subservicer.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Home Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor Servicer, on behalf of the Trustee and the Certificateholders pursuant to
Section 4.08, shall thereupon assume all of the rights and obligations of the
------------
Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms. The successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements which accrued prior to the transfer of servicing to the successor Servicer. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and none of the Trustee or the Certificateholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in
Section 4.07(c) above.
---------------

     (f) In those cases where a Subservicer is servicing a Home Loan pursuant to a Sub-Servicing Agreement, the Subservicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account. The Subservicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Home Loans received by the Subservicer and remit such proceeds to the Servicer for deposit in the Collection Account not later than the Business Day following receipt thereof by the Subservicer. Notwithstanding anything in this clause
(f) to the contrary, the Subservicer shall only be able to withdraw funds from the Sub-Servicing Account for the purpose of remitting such funds to the Servicer for deposit into the Collection Account. The Servicer shall require the Subservicer to cause any collection agent of the Subservicer to send a copy to the Servicer of each statement of monthly payments collected by or on behalf of the Subservicer within five Business Days after the end of every month, and the Servicer shall compare the information provided in such reports with the deposits made by the Subservicer into the Collection Account for the same period. The Servicer shall be deemed to have received payments on the Home Loans on the date on which the Subservicer has received such payments.

     Section 4.08   Successor Servicers.
                    -------------------

     In the event that the Servicer is terminated pursuant to Section 10.01
                                                              -------------
hereof, or resigns pursuant to Section 9.04 hereof or otherwise becomes
                               ------------
unable  to perform  its obligations  under this  Agreement, the  Trustee will become the successor servicer or will appoint a successor servicer in accordance with the provisions of Section 10.02 hereof; provided that any
                                  -------------
successor servicer, excluding the Trustee, shall satisfy the requirements of an Eligible Servicer and shall be approved by the Rating Agencies.

     Section 4.09   Maintenance of Insurance.
                    ------------------------

     (a) The Servicer shall maintain or cause to be maintained with respect to each Mortgaged Property securing an FHA Loan such insurance as is required with respect thereto by Title I. The Servicer shall cause to be maintained for each Foreclosure Property acquired by the Trust such types and amounts of insurance coverage as the Servicer shall deem reasonable. The Servicer shall cause to be maintained for each Mortgaged Property securing a Non-FHA Loan, such fire and hazard insurance as the Servicer shall deem reasonable.

     (b) Any amounts collected by the Servicer under any Insurance Policies, shall be paid over or applied by the Servicer as follows:

            (i)     In the  case of amounts  received in respect of  any Home
     Loan:

               (A) for the restoration or repair of the affected Property, in which event such amounts shall be released to the Obligor in accordance with the terms of the related Debt Instrument or

               (B) to the extent not so used, in reduction of the Principal Balance of the related Home Loan, in which event such amounts shall be deposited into the Collection Account, unless the related instruments require a different application, in which case such amounts shall be applied in the manner provided therein; and

           (ii)     Subject to Section 4.12, in the case of amounts received
                               ------------
     in respect of any Foreclosure Property, for the restoration or repair of such Foreclosure Property, unless the Servicer determines, consistent with the servicing standard set forth in Section 4.01, that such restoration or repair is not in the best economic interest of the Trust, in which event such amounts shall be deposited into the Collection Account as a Payment received from the operation of such Foreclosure Property.

     Section 4.10   Inspections.
                    -----------
     The Servicer shall inspect or cause to be inspected each Mortgaged Property that secures any FHA Loan at such times and in such manner as are consistent with Accepted Servicing Procedures.

     Section 4.11   Reports to the Securities and Exchange Commission.
                    -------------------------------------------------
     The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission all monthly collateral reports on Forms 8-K and 10-K required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Servicer and the Transferor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

     Section 4.12   Claim for FHA Insurance and Foreclosure.
                    ---------------------------------------
     (a) (x) If any Monthly Payment due under any FHA Loan is not paid when the same becomes due and payable, or if the Obligor fails to perform any other covenant or obligation under such FHA Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action (consistent with Title I, including efforts to cure the default of such FHA Loan pursuant to 24 C.F.R. Section 201.50) as it shall deem to be in the best interest of the Trust. If the maturity of the related note has been accelerated pursuant to the requirements under Title I following the Servicer's efforts to cure the default of such FHA Loan (and such FHA Loan is not required to be purchased pursuant to Section 2.06), and (i) if an FHA
                                            ------------
Insurance Coverage Insufficiency does not exist at the time, the Claims Administrator, unless not in the best interests of the Trust, shall initiate, on behalf of the Trust and the Contract of Insurance Holder, a claim under the Contract of Insurance for reimbursement for loss on such FHA Loan pursuant to Title I (see 24 C.F.R. Section 201.54), or (ii) if an FHA Insurance Coverage Insufficiency exists at the time, the Servicer shall determine within 90 days in accordance with Section 4.12(c) whether or not
                                            ---------------
to proceed against the Mortgaged Property securing such FHA Loan, if such FHA Loan is a Mortgage Loan or against the Obligor, if such FHA Loan is unsecured, and if thereafter an FHA Insurance Coverage Insufficiency does not exist, the Claims Administrator may submit a claim under the Contract of Insurance with respect to such FHA Loan if it has obtained the prior approval of the Secretary of HUD pursuant to 24 C.F.R. Section 201.51; or (y) if any monthly payment due under any Non-FHA Loan is not paid when the same is due and payable, or if the Obligor fails to perform any other covenant or obligation under such Non-FHA Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Trust; including but not limited to proceeding against the Property securing such Non-FHA Loan.

     In the event that in accordance with clauses (a)(x)(ii) and (y) above the Servicer determines not to proceed against the Mortgaged Property or Obligor, as applicable, on or before the Determination Date following such determination the Servicer shall determine in good faith in accordance with customary servicing practices that all amounts which it expects to receive with respect to such Home Loan have been received. If the Servicer makes such a determination, it shall give notice to such effect pursuant to Section
                                                                 -------
5.05.
----

     (b) If the Claims Administrator initiates a claim for reimbursement for loss on any FHA Loan under this Section, the Claims Administrator shall comply with applicable provisions of Title I and diligently pursue such claim and, in any event, shall initiate such claim no later than the last day
permitted under Title I  (see 24 C.F.R. Section 201.54(b)).   For purposes of
this Agreement, the term "initiate a claim for reimbursement" shall mean the filing of the claim application pursuant to the requirements set forth in 24 C.F.R. Section 201.54, including the filing of all related assignments and
documents and  materials required  for file review.   For  the purposes of
such filing, the Claims Administrator shall request, and the Trustee within 5 calendar days of request shall deliver to the Claims Administrator, the Debt Instrument and the related Mortgage for such FHA Loan and each other item in the related File necessary to make such claim. Each Certificateholder hereby consents to the assignment of such FHA Loan for the sole purpose of initiating a claim under the Contract of Insurance for reimbursement with
respect  to  such FHA  Loan.   Pursuant to Section 4.12(h), the Contract of
Insurance Holder shall furnish the Claims  ---------------
Administrator a power of attorney to file claims under the Contract of Insurance. The Contract of Insurance Holder agrees to execute and deliver to the Claims Administrator, within 5 Business Days of receipt from the Claims Administrator, all documents, if any, necessary to initiate and file a claim under the Contract of Insurance for such FHA Loan, which documents shall be
prepared by the  Claims Administrator.   If any  claim to the  FHA becomes  a
Rejected Claim, upon receipt of the FHA's rejection notice by the Claims Administrator directly from the FHA or from the Contract of Insurance Holder pursuant to Section 4.12(e) and a determination by the Claims
                   ---------------
Administrator that the rejection was not due to clerical error or lack of insurance, then the Claims Administrator shall promptly notify the Contract of Insurance Holder (if such notice has not already been given) and the Trustee of the notice of a Rejected Claim.

     If the FHA indicates in writing that the claim is a Rejected Claim due to reasons other than a failure to service the related FHA Loan in accordance with Title I after the Closing Date, Empire Funding shall repurchase the FHA Loan on or before the Monthly Cut-Off Date next following the date of such notice from the Claims Administrator to repurchase such FHA Loan, either directly from FHA or from the Trust, for the Purchase Price. If FHA indicates in writing that the claim is a Rejected Claim due to a failure to service such FHA Loan in accordance with Title I after the Closing Date, the Claims Administrator shall immediately notify the Servicer, the Contract of Insurance Holder, the Trust and the Trustee of such determination, and the Servicer shall on or before the later to occur of (i) the next succeeding Monthly Cut-Off Date and (ii) ten Business Days from the date on which such rejection notice is received by the Claims Administrator, purchase such FHA Loan either directly from FHA or from the Trust, for the Purchase Price. In the event that the FHA fails to indicate in writing why the claim is a Rejected Claim, the Claims Administrator shall determine why the claim is a Rejected Claim. If the Claims Administrator determines that the claim is a Rejected Claim for reasons other than a servicing failure that occurred after the Closing Date, Empire Funding shall be obligated to repurchase such FHA Loan for the Purchase Price. If the Claims Administrator determines that the claim is a Rejected Claim due to a servicing failure that occurred after the Closing Date, the Servicer shall be obligated to repurchase such FHA Loan for the Purchase Price. Notwithstanding any provisions herein to the contrary, neither Empire Funding nor the Servicer shall be required to repurchase or purchase, as applicable, any FHA Loan subject to a Rejected Claim as a result of the depletion of the amount of the FHA Insurance Coverage Reserve Account as shown in the Insurance Record.

     (c) In accordance with the criteria for proceeding against the Mortgaged Property set forth in Section 4.12(a), with respect to an FHA Loan
                                ---------------
that is a Mortgage Loan that has been accelerated pursuant to the requirements of Title I following the Servicer's efforts to cure the default of the FHA Loan, and with respect to a Non-FHA Loan that is a Mortgage Loan, unless otherwise prohibited by applicable law or court or administrative order, the Servicer, on behalf of the Trust and the Trustee, may, at any time, institute foreclosure proceedings to the extent permitted by law, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to the related Mortgaged Property, by operation of law or otherwise; provided,
                                                                  --------
however, that the Servicer shall not acquire any personal property pursuant
-------
to this Section 4.12 unless either:
        ------------

          (x) such personal property is incident to real property (within the meaning of section 856(e)(1) of the Code) so acquired by the Servicer; or

          (y) the Trustee shall have received an Opinion of Counsel not employed by the Servicer, Empire Funding or its affiliates to the effect that the holding of such personal property by the Trust will not cause the imposition of a tax on the Trust under the REMIC Provisions or cause the Trust to fail to qualify as a REMIC at any time that any Certificate are outstanding.

     In accordance with the criteria for proceeding against the Mortgaged Property set forth in Section 4.12(a), with respect to FHA Loans that are
                      ---------------
Mortgage Loans and with respect to the Non-FHA Loans, the Servicer shall institute foreclosure proceedings, repossess, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to any Property, by operation of law or otherwise only in the event that in the Servicer's reasonable judgement such action is likely to result in a positive economic benefit to the Trust by creating net liquidation proceeds (after reimbursement of all amounts owed with respect to such Home Loan to the Servicer) and provided that, with respect to any Property, prior to taking title thereto, the Servicer has requested that the Trustee obtain, and the Trustee shall have obtained, an environmental review to be performed on such Property by a company with recognized expertise, the scope of which is limited to the review of public records and documents for information regarding whether such Mortgaged Property has on it, under it or is near, hazardous or toxic material or waste. If such review reveals that such Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Trustee shall provide a copy of the related report to the Servicer.

     In connection with any foreclosure proceeding on an FHA Loan, the Servicer shall comply with the requirements under Title I, shall follow such practices and procedures in a manner which is consistent with the Servicer's procedure for foreclosure with respect to similar FHA Title I loans held in the Servicer's portfolio for its own account or, if there are no such loans, FHA Title I loans serviced by the Servicer for others. If, in following such foreclosure procedures, title to the Foreclosure Property is acquired, the deed or certificate of sale shall be issued to the Trustee.

     (d) With respect to any FHA Loan, the Trustee and the Contract of Insurance Holder shall deposit in the Certificate Distribution Account on the day of receipt all amounts received from the FHA or any other Person with respect to such FHA Loans or any other assets of the Trust and shall transmit by facsimile, or such other method requested by the Servicer or Claims

Administrator, to the Servicer and Claims Administrator on each such day the letter of transmittal received from the FHA and any other documents with respect to such receipt. The Trustee and the Contract of Insurance Holder shall also promptly deliver to the Claims Administrator copies of any other correspondence received from the FHA or sent to the FHA by the Trustee or the Contract of Insurance Holder, as the case may be, including, but not limited to, any correspondence regarding the balance of the FHA Insurance Coverage Reserve Account, premiums due and claims rejected.

     (e) If the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Contract of Insurance Holder repurchase such FHA Loan, the Claims Administrator shall pursue such appeals with the FHA as are reasonable. If the FHA continues to demand that the Contract of Insurance Holder repurchase such FHA Loan after the Claims Administrator exhausts such administrative appeals as are reasonable, then notwithstanding that Empire Funding, the Servicer or any other person is required to repurchase such FHA Loan under this Agreement, the Claims Administrator shall notify the Contract of Insurance Holder of such fact and the Trustee shall repurchase such FHA Loan from funds available in the Certificate Distribution Account. The Claims Administrator shall, to the extent possible, direct the Trustee to make all such repurchases of FHA Loans once a month and to repurchase any and all such FHA Loans from the FHA in that portion of the calendar month after each Distribution Date. To the extent allowed by FHA, Empire Funding may repurchase directly from the FHA any FHA Loan for which an insurance claim has been paid and later rejected by the FHA. If the FHA indicates in writing in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to other than (i) a failure to service the FHA Loan in accordance with Title I after the Closing Date or (ii) the amount in the FHA Insurance Coverage Reserve Account is insufficient to pay such claim, or if the FHA does not indicate in writing the reason for its rejection or refusal, Empire Funding shall be liable to reimburse the Trust for any amounts paid by the Trustee to the FHA in order to repurchase such FHA Loan. Subject to Section 4.12(b), if the FHA indicates in writing, or it is agreed
           ---------------
by the Servicer, in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to a failure to service such Loan in accordance with Title I after the Closing Date, the Servicer shall be liable to reimburse the Trust or Empire Funding for any amounts paid by the Trust or Empire Funding, as the case may be, to FHA in order to repurchase FHA Loans for which the FHA has rejected an insurance claim as a result of a failure to service such FHA Loan in accordance with Title I.

     (f)  (Reserved).

     (g) The Claims Administrator shall be entitled to reimbursement of expenses associated with the filing of any FHA Insurance claim from and to the extent that such amounts are reimbursed by HUD.

     (h) The Trustee shall furnish the Claims Administrator or the Servicer, as applicable, within 5 days of request of the Claims Administrator or the Servicer therefor any powers of attorney and other documents necessary and appropriate to carry out its respective duties hereunder, including any documents or powers of attorney necessary to foreclose or file a claim with respect to any FHA Loan and to file claims with the FHA under the Contract of Insurance. The forms of any such powers or documents shall be appended to such requests. The Contract of Insurance Holder shall furnish the Claims Administrator or the Servicer, as applicable, within 5 days of request of the Claims Administrator or the Servicer therefor any powers of attorney and other documents necessary and appropriate to carry out its administrative duties pursuant to Section 4.12.
                                          ------------

     (i) In the event the Trust acquires any Foreclosure Property, the Trustee shall elect to treat such Foreclosure Property as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, in accordance with such rules as are then applicable; and the Servicer, pursuant to Section
                                                            ------------
4.13, shall sell such Foreclosure Property in its entirety prior to the date which is two years after its Acquisition Date, unless, in any such case, either (i) the Servicer on behalf of the REMIC Pool has applied for and received an extension of such two-year period pursuant to Code Sections 856(e)(3) and 860G(a)(8)(A) in which case the Servicer shall sell such Foreclosure Property within the applicable extension period or (ii) the Servicer shall have provided and the Trustee shall have received an opinion of counsel not employed by the Servicer, the Depositor or either of their affiliates to the effect that the holding of such Foreclosure Property (subject to any conditions set forth in such Opinion) for an additional specified period will not cause such Foreclosure Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that any Certificate is Outstanding, in which event such two-year period shall be extended by such additional specified period, subject to any conditions set forth in such Opinion of Counsel.

     Section 4.13   Title, Management and Disposition of Foreclosure
                    -------------------------------------
Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (a "Foreclosure Property"), the
                                                  --------------------
deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders. The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Trustee and the
Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other foreclosure property for its own account.

     Subject to Section 4.12, the Servicer shall, consistent with the
                ------------
servicing standards set forth herein, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Home Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with realization upon defaulted Home Loans, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Procedures and the requirements of insurers under any insurance policy required to be maintained hereunder with respect to the related Home Loan. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be
             --------  -------
recoverable as Servicing Advances by the Servicer as contemplated herein.

     The Servicer shall not be required to make any Servicing Advance, to foreclose upon any Mortgaged Property, or otherwise expend its own funds toward the restoration of any Mortgaged Property that shall have suffered damage from any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to this Agreement., unless it shall determine in its reasonable judgment, as evidenced by a certificate of a Servicing Officer, that such foreclosure or restoration, as the case may be, will increase the proceeds of liquidation of the related
Home Loan after reimbursement to itself for Servicing Advances. Any Servicing Advances made with respect to a Home Loan shall be recoverable by the Servicer only from recoveries on such Home Loan except to the extent such Servicing Advance is deemed a Nonrecoverable Servicing Advance.

     The Servicer may offer to sell to any Person any Foreclosure Property, if and when the Servicer determines consistent with the Accepted Servicing Procedures and that such a sale would be in the best interests of the Trust, but shall, with respect to the FHA Loans, in any event, so offer to sell any Foreclosure Property in accordance with the criteria set forth in Section
                                                                  -------
4.12 and no later than the time determined by the Servicer to be sufficient
----
to result in the sale of such Foreclosure Property on or prior to the date specified in Section 4.12(d). The Servicer shall give the Trustee not less
             ---------------
than five days' prior notice of its intention to sell any Foreclosure Property, and shall accept the highest bid received from any Person for any Foreclosure Property in an amount at least equal to the sum of:

            (1) the Principal Balance of the related foreclosed Home Loan plus the outstanding amount of any liens superior in priority, if any, to the lien of the foreclosed Home Loan; and

            (2) all unpaid interest accrued thereon at the related Home Loan Interest Rate through the date of sale.

In the absence of any such bid, the Servicer shall accept the highest bid received from any Person that is determined to be a fair price for such Foreclosure Property by the Servicer, if the highest bidder is a Person other than an Interested Person, or by an Independent appraiser retained by the Servicer, if the highest bidder is an Interested Person. In the absence of any bid determined to be fair as aforesaid, the Servicer shall offer the affected Foreclosure Property for sale to any Person, other than an Interested Person, in a commercially reasonable manner for a period of not less than 10 or more than 30 days, and shall accept the highest cash bid
received therefor in excess  of the highest bid previously submitted.   If no
such bid is received, any Interested Person may resubmit its original bid, and the Servicer shall accept the highest outstanding cash bid, regardless of
from whom received.   No Interested Person shall be obligated to submit a bid
to purchase any Foreclosure Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its affiliates may bid for or purchase any Foreclosure Property pursuant hereto.

     In  determining  whether  any  bid  constitutes a  fair  price  for  any
Foreclosure  Property or  to effectuate  the  payment of  a  claim under  the
Contract of Insurance, the Servicer shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the financial standing of any tenant of the Foreclosure Property, the physical condition of the Foreclosure Property, the state of the local and national economies and, with respect to the FHA Loans which are Mortgage Loans, the Trust's obligation to dispose of any Foreclosure Property within the time period specified in
Section 4.12(i).
---------------

     Subject to the provisions of Section 4.12, the Servicer shall act on
                                  ------------
behalf of the Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Foreclosure Property, including the collection of all amounts payable in connection therewith. Any sale of a Foreclosure Property shall be without recourse to the Trustee, the Servicer or the Trust, and if consummated in accordance with the terms of this Agreement, neither the Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Servicer or the Trustee.

     Prior to acquiring any Foreclosure Property, the Servicer shall cause a review to be performed, in accordance with Accepted Servicing Procedures, on the related Mortgaged Property by a company such as Equifax, Inc. or Toxicheck, and the scope of such review shall be limited to the review of public records and documents for indications that such Mortgaged Property has on it, under it or is near, hazardous or toxic material or waste. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Servicer shall provide a copy to the Trustee of the related report with an attached certification of a Responsible Officer that based on an analysis of all available information (including potential clean up costs and liability claims) at the time it is the best judgment of such Responsible Officer that such foreclosure shall increase Net Liquidation Proceeds to the Trustee and the Trust shall take title to such Mortgaged Property. The
Trustee shall promptly forward such report and certification to the Certificateholders.

     Notwithstanding the foregoing, the Servicer will not manage, conserve, protect and operate (or cause to be managed, conserved, protected and operated) each Foreclosure Property for disposition and sale in a manner that causes such Foreclosure Property to fail to qualify as "foreclosure property" within the meaning of the REMIC Provisions (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or results in the receipt by the REMIC of any "income from nonpermitted assets" within the meaning of the REMIC Provisions or any "net income from foreclosure property" subject to taxation under the REMIC Provisions.

     The Servicer may contract with any independent contractor for the operation and management of any Foreclosure Property, provided that:

       (i) the terms and conditions of any such contract shall not be inconsistent with this Agreement;

      (ii) any such contract shall require, or shall be administered to require, that the independent contractor pay all costs and expenses incurred in connection with the operation and management of such Foreclosure Property, remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such independent contractor;

     (iii)     none of the provisions of this Section 4.13 relating to any
                                              ------------
such contract or to actions taken through any such independent contractor shall be deemed to relieve the Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such Foreclosure Property; and

      (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosure Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall not be liable for all fees owed by it to any such Independent Contractor, and that any amounts so expended shall be deemed Servicing Advances. Each liquidation of a Foreclosure Property shall be carried by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its several servicing activities, and the resulting Liquidation Proceeds shall be distributed in accordance with Section 5.01

                                                            ------------
hereof.

     Section 4.14   Certain Tax Matters
                    -------------------

     The Trustee shall maintain records as to investments and other assets of the Trust sufficient to show compliance with the REMIC Provisions during each taxable year of the Trust. Empire Funding shall maintain the information necessary to prepare any Tax Returns, and any other federal, state or local tax or information returns or reports that are required to be filed, or so provided to Certificateholders, by the Trust and make such information available as required by Section 11.12.
                                     -------------


                                  ARTICLE VI

                          ESTABLISHMENT OF ACCOUNTS
                         -------------------------

     Section 5.01   Collection Account and Certificate Distribution Account.
                    -------------------------------------------------------

     (a)(1)    Establishment of Collection Account.  The Servicer, for the
               -----------------------------------
benefit of the Certificateholders, shall cause to be established and maintained one or more Collection Accounts, which shall be separate Eligible Accounts, which may be interest-bearing, entitled "Collection Account, First Bank National Association, as Trustee, in trust for the Empire Funding Home Loan Asset Backed Certificates, Series 1997-A". The Collection Account may be maintained with the Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Trustee. A copy of such letter agreement shall be furnished to the Trustee and, upon request of any Certificateholder, to such Certificateholder. Funds in the Collection Account shall be invested in accordance with Section 5.03.
                                             ------------

     The Collection Account shall be established, as of the Closing Date, with the Trustee as an Eligible Account pursuant to the definition thereof. The Collection Account may, upon written notice to the Trustee, be transferred to a different depository institution so long as such transfer is to an Eligible Account acceptable to the Trustee.

     (2)  Establishment of Certificate Distribution Account.  No later than
          -------------------------------------------------
the Closing Date, the Servicer, for the benefit of the Certificateholders, shall cause to be established and maintained with the Trustee one or more Certificate Distribution Accounts, which shall be separate Eligible Accounts, which may be interest-bearing and which shall be entitled "Certificate Distribution Account, First Bank National Association, as Trustee, in trust for the Empire Funding Home Loan Asset Backed Certificates, Series 1997-A". Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.03.
     ------------

     (3)  FHA Premium Account.  No later than the Closing Date, the Servicer,
          -------------------
for the benefit of the Certificateholders, shall cause to be established and maintained with the Trustee in its trust capacity at its corporate trust department a segregated trust account referred to herein as the "FHA Premium Account" for the benefit of the Certificateholders. The Trustee shall at all times maintain the FHA Premium Account as an Eligible Account and shall cause such accounts to be designated as "FHA Premium Account, First Bank National Association, as Trustee in trust for the Empire Funding Home Loan Asset Backed Certificates, Series 1997-A". No later than the second Business Day preceding each Distribution Date, all amounts on deposit in the Certificate Distribution Account and Collection Account representing payments by Obligors on Invoiced Loans in respect of premium on FHA Insurance shall be withdrawn by the Trustee and deposited to the FHA Premium Account. Any and all moneys transferred to the FHA Premium Account pursuant to this Section 5.01(a)(3)
                                                        ------------------
shall be held by the Trustee in the FHA Premium Account subject to disbursement and withdrawal as herein provided. Amounts deposited to an
FHA Premium Account shall be invested in accordance with Section 5.03.
                                                         ------------
Amounts on deposit in an FHA Premium Account shall be withdrawn by the Trustee, in the amounts required, for application as follows:

            (i) to payment to the FHA of any premiums due on the Contract of Insurance in respect of FHA Loans, in such amounts and on such dates as directed by the Servicer or Empire Funding; the Trustee shall apply all amounts on deposit in the related FHA Premium Account to payment to the FHA of any premiums due under the Contract of Insurance as invoiced by FHA and, if, in connection with an FHA Loan, the FHA Insurance with respect to which shall not yet have been transferred to the Contract of Insurance Holder, Empire Funding instructs the Trustee to pay FHA insurance with respect to such FHA Loan to the related Contract of Insurance Holder, the Trustee shall make such payment, and Empire Funding and not the Trustee shall be liable in the event of the failure of such funds to be applied to payment of the premium with respect to such FHA Loan; and

           (ii) on the Business Day preceding a Distribution Date that is also the Termination Date, the Trustee shall withdraw from each FHA Premium Account and deposit in the Certificate Distribution Account all amounts then on deposit in the FHA Premium Account, whereupon the FHA Premium Account shall terminate.

     (b)(1)    Deposits to Collection Account.  The Servicer shall use its
               ------------------------------
best efforts to deposit or cause to be deposited (without duplication) within two (2) Business Days, of receipt thereof in the Collection Account and retain therein in trust for the benefit of the Certificateholders:

          (i) all payments on account of principal on the Home Loans collected after the Cut-Off Date;

          (ii) all payments on account of interest on the Home Loans due after the Cut-Off Date;

          (iii)     all Net Liquidation Proceeds pursuant to Section 4.02;
                                                             ------------

          (iv) all Insurance Proceeds;

          (v)  all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to Sections 2.06, 3.06 and 4.12(b);
     -------------  ----     -------

          (vii) any amount required to be deposited in the Collection Account pursuant to the receipt of proceeds from any insurance policies under Section 4.02 or the deposit of the Termination Price under Section
           ------------
12.01;

          (viii)    all  payments by Obligors  in respect of  premiums on FHA
     Insurance;

          (ix)   all FHA Insurance Payment Amounts; and

          (x)  interest and gains on funds held in the Collection Account.

     The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to Section 7.03, and
                                                         ------------
such amounts retained by the Servicer during a Due Period shall be excluded from the calculation of the Servicing Compensation that is distributable to the Servicer from the Certificate Distribution Account on the next Distribution Date following such Due Period. All Payments from Obligors received on FHA Loans from or on behalf of an Obligor shall be allocated in accordance with Title I.

     (2)  Deposits to Certificate Distribution Account.  On the second
          --------------------------------------------
Business Day prior to the Distribution Date, the Trustee (based on information provided by the Servicer for such Distribution Date) shall withdraw from the Collection Account the Available Collection Amount and deposit such into the Certificate Distribution Account for such Distribution Date.

     (3)  Withdrawals from Collection Account.  The Trustee, at the direction
          -----------------------------------
of the Servicer shall also make the following withdrawals from the Collection Account, in no particular order of priority:

          (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

          (ii) to withdraw the Servicer Reimbursement Amount;

          (iii)     to  clear  and   terminate  the  Collection   Account  in
     connection with the termination of this Agreement; and

          (iv) make payments set forth in Section 9.01(e).
                                          ---------------

     (c)  Withdrawals from Certificate Distribution Account.  To the extent
          -------------------------------------------------
funds  are available  in the  Certificate Distribution  Account, the  Trustee
(based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall make withdrawals therefrom by 9:00 a.m. (New York City time) on each Distribution Date, for application in the following order of priority:

          (i) to distribute on such Distribution Date the following amounts in the following order: (a) for deposit in the FHA Premium Account, an amount equal to the FHA Premium Account Deposit for such Distribution Date, (b) to the Servicer, an amount equal to (i) the Servicing Compensation (net of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above) and all unpaid Servicing Compensation from prior Distribution Dates and (ii) all Nonrecoverable Servicing Advances not previously reimbursed, (c) to the Trustee, an amount equal to the Trustee Fee and all unpaid Trustee Fees from prior Distribution Dates, and (d) to the Custodian, an amount equal to the Custodian Fee, if any, and all unpaid Custodian Fees from prior Distribution Dates; and

          (ii) to deposit into the Certificate Distribution Account the applicable portions of the Available Distribution Amount distributable in respect of the Certificates calculated pursuant to 5.01(d) and (e) below on such Distribution Date;

     Notwithstanding that the Certificates have been paid in full, the Trustee and the Servicer shall continue to maintain the Collection Account and the Certificate Distribution Account hereunder until the Class Principal Balance of each Class of Certificates has been reduced to zero.

     (d) On each Distribution Date, the Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall distribute the Regular Distribution Amount from the Certificate Distribution Account in the following order of priority:

          (i)  to  the  holders of  the  Senior Certificates,  pro  rata, the
     Senior  Certificateholders   Interest  Distribution   Amount  for   such
     Distribution Date;

          (ii) sequentially, to the holders of the Class M-1 and Class M-2 Certificates, in that order, their respective portions of the Mezzanine Certificateholders' Interest Distribution Amount for such Distribution Date;

          (iii) to the holders of the Class B Certificates, the Class B Certificateholders' Interest Distribution Amount for such Distribution Date;

          (iv) sequentially, to the holders of the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Certificates to the Senior Optimal Principal Balance for such Distribution Date, provided, however, that on each Distribution Date occurring on or after any reduction of the Class Principal Balances of the Mezzanine and Class B Certificates to zero through the application of Allocable Loss Amounts, amounts shall be distributed among the remaining Senior Certificates pro rata in accordance with their outstanding Class Principal Balances and not sequentially;

          (v) sequentially, to the holders of the Class M-1 and the Class M-2 Certificates in that order, the amount necessary to reduce the Class Principal Balances thereof to the

     Class M-1 Optimal Principal Balance and the Class M-2 Optimal Principal Balance, respectively, for such Distribution Date;

          (vi) to the holders of the Class B Certificates, the amount necessary to reduce the Class Principal Balance thereof to the Class B Optimal Principal Balance for such Distribution Date;

          (vii) sequentially, to the Class M-1 Certificates, Class M-2 Certificates and the Class B Certificates, in that order, until their respective Loss Reimbursement Deficiencies have been paid in full (in the case of the Class M-1 and Class M-2 Certificates: first to the reimbursement of Allocable Loss Amounts, until completely reimbursed, and then to any accrued interest thereon); and

          (viii)   any  remaining  amount  to the  holders  of  the  Class  R
     Certificates.

     (e) On each Distribution Date, the Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall distribute the Excess Spread, if any, in the following order of priority:


               (i)  in   an  amount   equal   to  the   Overcollateralization
          Deficiency Amount, if any, as follows:

                    (A) sequentially, to the holders of the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the respective Class Principal Balances thereof are reduced to zero, and until the aggregate of their Class Balances have been reduced to the Senior Optimal Principal Balance for such Distribution Date;

                    (B) sequentially, to the holders of the Class M-1 and Class M-2 Certificates, in that order, until the respective Class Principal Balances thereof have been reduced to the Class M-1 Optimal Principal Balance and the Class M-2 Optimal Principal Balance, respectively, for such Distribution Date; and

                    (C) to the holders of the Class B Certificates, until the Class Principal Balance thereof has been reduced to the Class B Optimal Principal Balance for such Distribution Date; and

               (ii) sequentially, to the Class M-1 Certificates, the Class M-2 Certificates and the Class B Certificates, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full (in the case of the Class M-1 and Class M-2
          Certificates: first to the reimbursement of Allocable Loss Amounts, until completely reimbursed, and then to any accrued interest thereon); and

               (iii) any remaining amount to the holders of the Class R Certificates.

     Section 5.02   Distributions to Certificateholders
                    -----------------------------------

     (a) All distributions made on each Class of Certificates (other than the Class R Certificates) on each Distribution Date will be made on a pro rata basis among the Certificateholders of record of such Class of Certificates on the preceding Record Date based on the Percentage Interest represented by their respective Certificates, without preference or priority of any kind, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Certificateholder, if such Certificateholder shall own of record Certificates which have original denominations aggregating at least $250,000 and shall have so notified the Trustee, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

     (b) All distributions made on the Class R Certificates on each Distribution Date will be made on a pro rata basis among the holders of the Class R Certificates of record on the preceding Record Date based on their respective Residual Interests, without preference or priority of any kind, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record Class R Certificates having an original Denomination aggregating at least a 50% undivided interest thereof and shall have so notified the Trustee, and otherwise by check mailed to the address of such Class R Certificateholder appearing in the Certificate Register. The final distribution on each Class R Certificates will be made in like manner, but only upon presentment and surrender of the Class R Certificates at the location specified in the notice to holders of the Class R Certificates of such final distribution. Any amount distributed to the holders of the Class R Certificates on any Distribution Date shall not be subject to any claim or interest of holders of the other Classes of Certificates.

     Section 5.03   Accounts; Trust Account Property.
                    --------------------------------

     (a)  Control of Accounts.  The Trustee shall possess all right, title
          -------------------
and interest in all funds on deposit from time to time in the Accounts (other than the Certificate Distribution Account) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Account ceases to be an Eligible Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) (i) establish a new Account as an Eligible Account, (ii) terminate the ineligible Account, and (iii) transfer any cash and investments from such ineligible Account to such new Account.

     With respect to the Accounts (other than the Certificate Distribution Account), the Trustee agrees, by its acceptance hereof, that each such Account shall be subject to the sole and exclusive custody and control of the Trustee for the benefit of the Certificateholders, and the Trustee shall have sole signature and withdrawal authority with respect thereto.

     Subject to rights of the Trustee hereunder, the Trustee shall possess all right, title and interest for the benefit of the Certificateholders in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. Subject to the rights of the Trustee, the Trustee agrees, by its acceptance hereof, that the Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Trustee for the benefit of the Trust and the parties entitled to distributions therefrom, including without limitation, the Certificateholders, and the Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account.

     (b)(1)    Investment of Funds.  So long as no Event of Default shall
               -------------------
have occurred and be continuing, the funds held in any Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by the Transferor in writing or by telephone or facsimile transmission confirmed in writing by the Servicer. In any case, funds in any Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than the Business Day immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to Section
                                                                      -------
5.03(b)(2) below.  All interest and any other investment earnings on amounts
----------
or investments held in any Account shall be deposited into such Account immediately upon receipt by the Trustee and may be withdrawn from the Collection Account pursuant to Section 5.01. All Permitted Investments in
                               ------------
which funds in any Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of "First Bank National Association, as Trustee, in trust for the Empire Funding Home Loan REMIC Trust, Asset Backed Certificates, Series 1997-A".

     (2)  Insufficiency and Losses in Accounts.  If any amounts are needed
          ------------------------------------
for disbursement from any Account held by or on behalf of the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Trustee to perform in accordance with this Section 5.03.
          ------------

          If any losses are realized in connection with any investment in any Account pursuant to this Agreement, then the Transferor shall deposit the amount of such losses (to the extent not offset by income from other investments in such Account) in such Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Account shall be taxed to the Trust and for federal and state income tax purposes the Trust shall be deemed to be the owner of each Account.

     (c) The Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (d)  With  respect   to  the   Trust  Account   Property,  the   Trustee
acknowledges and agrees that:

          (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts; and each such Eligible Account, subject to Section 5.03(e), shall be subject to the exclusive
                         ---------------
custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto;

          (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Trustee;

          (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee's (or its nominee's) ownership of such security.

     (e) The Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Accounts for the purpose of permitting the Servicer to carry out its duties hereunder.

     Section 5.04   Allocation of Losses.
                    --------------------

     (a) In the event that Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds on a Liquidated Home Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Home Loan, such Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first to interest accrued at the Home Loan Interest Rate and then to principal.

     (b) On any Distribution Date, any Allocable Loss Amounts shall be applied to the reduction of the Class Principal Balances of the Class B Certificates, the Class M-1 and Class M-2 Certificates in accordance with the Allocable Loss Amount Priority.

     Section 5.05   Statements.
                    ----------

     (a) No later than each Determination Date, the Servicer shall deliver to the Trustee by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Determination Date, the Servicer's Monthly Remittance Report, setting forth the date of such Report (day, month and year), the name of the Trust (i.e. "Empire Funding Home Loan REMIC Trust 1997-A"), the Series designation of the Certificates (i.e. "Series 1997-A"), and the date of this Agreement, all in substantially the form set out in Exhibit B. Furthermore, no later than each Determination Date, the Servicer shall deliver to the Trustee a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Trustee may reasonably require.

     (b) On each Distribution Date, Trustee shall distribute, based on information provided by the Servicer, a monthly statement (the "Distribution
                                                                ------------
Statement"), to the Depositor, the Certificateholders and the Rating
---------
Agencies, stating the date of original issuance of the Certificates (day, month and year), the name of the Trust (i.e. "Empire Funding Home Loan REMIC Trust 1997-A"), the series designation of the Certificates (i.e. "Series
                                                                  ------
1997-A"), the date of this Agreement and the following information:
------

          (i) the Available Collection Amount and Available Distribution Amount for the related Distribution Date;

          (ii) the Class Principal Balance of each Class of Certificates before and after giving effect to distributions made to the holders of such Certificates on such Distribution Date, and the Pool Principal Balance as of the first and last day of the related Due Period;

          (iii) the Class Factor with respect to each Class of the Certificates then outstanding;

          (iv) the   amount  of  principal,  if   any,  and  interest  to  be
     distributed to  each Class of  Certificates on the  related Distribution
     Date;

          (v) with respect to each Class of Certificates, the Optimal Principal Balance thereof;

          (vi) the Overcollateralization Deficiency Amount, and any amount to be distributed to the Certificateholders or the holders of the Class R Certificates on such Distribution Date;

          (vii) the Servicing Compensation, the Trustee Fee and the Custodian Fee, if any, for such Distribution Date;

          (viii) the Overcollateralization Amount on such Distribution Date, the Overcollateralization Target Amount as of such Distribution Date, the Net Loan Losses incurred during the related Due Period, the cumulative Net Loan Losses as of such Distribution Date, the Allocable Loss Amount for such Distribution Date and the application of the Allocable Loss Amount in accordance with the Allocable Loss Amount Priority for such Distribution Date;

          (ix) the weighted average maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans;

          (x) certain performance information, including, without limitation, delinquency and foreclosure information with respect to the Home Loans and 60-Day Delinquency Amounts (as defined in "Six-Month Rolling Delinquency Average"), as set forth in the Servicer's Monthly Remittance Report;

          (xi) the amount deposited into the Collection Account for the preceding Due Period representing payments by the related Obligors on Invoiced Loans in respect of premium on FHA Insurance;

          (xii) the amount remaining in the FHA Insurance Coverage Reserve Account with respect to all FHA Loans and the Related Series Loans, if any, and the number and amount of claims for FHA Insurance filed and/or paid pursuant to Section 4.12;
                      ------------

          (xiii) the number of and aggregate Principal Balance of all Home Loans in foreclosure proceedings and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

          (xiv) the number of and the aggregate Principal Balance of the Home Loans in bankruptcy proceedings and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

          (xv) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

          (xvi) during the related Due Period, the number and aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans, (C) that became Deleted Home Loans pursuant to

     Section 3.06 as a result of such Deleted Home loans being Defective Home
     ------------
Loans, and (D) that became Deleted Home loans pursuant to Section 3.06 as a
                                                          ------------
result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type (i.e., Combination Loans, or Debt Consolidation Loans);

          (xvii) from the Closing Date through the most current Due Period, the number and cumulative aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans, (C) that became Deleted Home Loans pursuant to Section 3.06 as a result of such Deleted Home loans being
                 ------------
    Defective Home Loans, and (D) that became Deleted Home Loans pursuant to
    Section 3.06 as a result of such Deleted Home Loans being Defaulted Home
    ------------
    Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type (i.e. Combination Loans or Debt Consolidation Loans);

          (xviii)   the Principal  Balance of each  FHA Loan  with respect to
     which the Servicer has determined under the circumstances described in the penultimate sentence of Section 4.12(a) that in good faith in
                                 ---------------
     accordance with customary mortgage loan servicing practices that all amounts which it expects to receive with respect to such FHA Loans have been received;

          (xix)    the   scheduled  principal  payments  and   the  principal
     prepayments received with respect to the Home Loans during the Due Period; and

          (xx) the number and aggregate Principal Balance of Home Loans that were thirty, sixty or ninety days delinquent as of the close of business on the last day of the related Due Period.

     In the case of information furnished to Certificateholders (other than the holder or holders of the Class R Certificates) pursuant to subclause
(b)(iv) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 Denomination.

     All reports prepared by the Trustee of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Trustee by the Servicer, and the Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and distribute to each Person who at any time during the calendar year was a Certificateholder, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (b)(iv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

     (d) On or before each Distribution Date, the Servicer will determine, based on the date of origination of the FHA Loans as set forth in the Home Loan Schedule, the amount of FHA insurance premium, if any, due on or prior to the next succeeding Distribution Date with respect to each FHA Loan. On or before such Distribution Date, the Servicer will compare such amounts with respect to each FHA Loan against amounts invoiced by FHA with respect to the Contract of Insurance as due on or prior to such next succeeding Distribution Date and report all discrepancies to the Trustee.

     (e) On each Distribution Date, the Trustee shall forward to the holder or holders of the Class R Certificates a copy of the Distribution Statement in respect of such Distribution Date and a statement setting forth the amounts actually distributed to such holders of the Class R Certificates on such Distribution Date, together with such other information as the Trustee deems necessary or appropriate.

     (f) Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and distribute to each Person who at any time during the calendar year was a holder of a Class R Certificate, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of a Class R Certificate

     (g) The Trustee shall forward to each Certificateholder and the holder of a Class R Certificate, during the term of this Agreement, such periodic, special, or other reports, including information tax returns or reports required with respect to the Certificates and the Class R Certificates, including Internal Revenue Service Forms 1099 and (if instructed in writing by the Depositor on the basis of the advice of legal counsel) Form 1066, Schedule Q and other similar reports that are required to be filed by the Trustee or its agent and the holder of a Class R Certificate, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholders or the holder of Class R Certificates, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholders or the holder of Class R Certificates may reasonably require.

     (h) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or the Servicer or for any other purpose except as set forth in this Agreement.

     Section 5.06   Specification of Certain Tax Matters.
                    ------------------------------------

     The Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Certificateholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                                  ARTICLE VI

                               THE CERTIFICATES
                              ----------------

     Section 6.01   The Certificates.
                    ----------------

     (a) Each Senior Certificate shall be substantially in the form of Exhibit D hereto, each Mezzanine Certificate shall be substantially in the form of Exhibit E hereto, each Class B Certificate shall be substantially in the form of Exhibit F hereto and each Class R Certificate shall be substantially in the form of Exhibit G hereto, in each case with such appropriate insertions and substitutions as are required or permitted hereunder, and shall, on original issue, be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the Trustee having such authority under the Trustee's seal imprinted or otherwise affixed therein and attested on behalf of the Trustee by the manual or facsimile signature of any other Responsible Officer of the Trustee. The maximum and initial Class Principal Balance of each Class of Certificates authorized to be issued hereunder shall be equal to the Original Class Principal Balance of such Class of Certificates, and each Class of Certificates shall bear interest at the applicable Certificate Interest Rate. The Certificates (other than the Class R Certificates) shall be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof (except that one Certificate may be issued in an amount that is not an integral multiple of $1,000). One Class of residual certificates is authorized to be issued hereunder, designated as the "Class R Certificates." The Class R Certificates shall be issued in minimum denominations representing a one twentieth (i.e., 5%) Residual Interest. No Certificate
                              ----
shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a execution by the Trustee by manual or facsimile signature, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. Each Certificate shall be dated the date of its signature. Certificates of each Class shall be numbered consecutively beginning with 0001 and each number shall be preceded by an "A" for Class A Certificates, an "M" for Class M Certificates, an "B" for Class B Certificates, and an "R" for Class R Certificates. The Trustee shall cause to be executed and delivered to or upon the order of the Depositor, in exchange for the Home Loans and the other property of the Trust, simultaneously with the sale, assignment and transfer to the Trustee of the Home Loans and the other property of the Trust, Certificates duly executed by the Trustee evidencing the entire ownership of the Trust Estate.

     (b) Any Certificate as to which the Trustee has made the final distribution thereon shall be deemed cancelled and shall no longer be Outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

     Section 6.02   Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------

     (a) The Trustee shall keep or cause to be kept at an office or agency in the city where the Corporate Trust Office is located, a Certificate Register for each Class of Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates of such Class and of transfers and exchanges of such Certificates as herein provided. The Trustee shall also designate and cause to be kept in the City of New York an office at and through which Certificates may be delivered to and received from the Trustee for purposes of transfers and exchanges as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates as herein provided. The Trustee may appoint, by a written instrument delivered to the Servicer, any other bank or trust company to act as Certificate Registrar under such conditions as the Servicer may prescribe. If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

     (b) (1) No transfer of a Class R Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, (i) unless such transfer is made in reliance upon Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require the transferee to execute an investment letter acceptable to and in form and substance reasonably satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Class R Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (2) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificateholders and with respect to ownership and transfers of such Book-Entry Certificates;
(iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificateholders of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificateholders; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificateholders.

          All transfers by Certificateholders of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificateholder. Each Depository Participant shall only transfer Book-Entry Certificates of Certificateholders it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificateholders representing at least 51% of the Voting Rights evidenced by the Certificates advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificateholders, the Trustee shall notify all Certificateholders, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificateholders requesting the same. Upon surrender to the Trustee of such Book-Entry Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Transferor, the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the Trustee shall not by virtue
                              --------
of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          Neither the Trustee nor the Certificate Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Certificate an interest in which is transferable through the facilities of the Depository.

          (3) No Transfer of a Mezzanine Certificate, Class B Certificate or Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such Transfer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60" )) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust, addressed to the Trustee, to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

     (c) Subject to subsection (b) of this Section, upon surrender for registration of transfer of a Certificate of any Class at the office or agency of the Trustee maintained for such purpose pursuant to Section
                                                              -------
6.02(a), the Trustee shall execute, authenticate and deliver, in the name of
-------
the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of the same Percentage Interest.

     (d) At the option of Certificateholders, Certificates of any Class may be exchanged for other Certificates of the same Class and aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (e) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (f) All Certificates surrendered for transfer, exchange or payment shall be disposed of by the Certificate Registrar in accordance with its standard procedures.

     Section 6.03   Mutilated, Destroyed, Lost or Stolen Certificates.  If
                    -------------------------------------------------
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Trustee, or the Certificate Registrar, the Trustee and the Depositor receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Certificate Registrar, the Trustee, the Transferor and the Depositor such security or indemnity as may be required by them to save each of them harmless (which in the case of a Certificateholder that is an institutional investor with a minimum net worth of $250,000,000, will be deemed to be satisfied by a written agreement of indemnity from such Certificateholder), then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute on behalf of the Trust and the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest, as such mutilated, destroyed, lost or stolen Certificate, in each case bearing a number not borne by any then Outstanding Certificate of any Class. Upon the issuance of any new Certificate under this Section 6.03, the
                        ------------
Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any Certificate issued pursuant to this Section 6.03
                                                              ------------
shall constitute complete and indefeasible evidence of the same interest in the Trust, and shall be entitled to the same benefits under this Agreement, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04   Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, the Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered (i) on any Record Date for purposes of making distributions on the following Distribution Date, whether or not any distribution required to be made on such Certificate shall have been made when scheduled, and (ii) on any date for any other purpose, as the owner of such Certificate, and neither the Trustee, the Certificate Registrar nor any agent of the Trustee or the Certificate Registrar shall be affected by notice to the contrary, except, with respect to a Class R Certificate, for notice by the Servicer pursuant to Section 6.06 that the
                                                    ------------
record holder is not a Permitted Transferee, and in such case the provisions of Section 6.06 shall apply.
   ------------

     Section 6.05   Trustee to Make Payments From Trust Only.  All
                    ----------------------------------------
distributions to be made by the Trustee in respect of the Certificates or under this Agreement shall be made only from the Trust Estate. Each Certificateholder, by its acceptance of a Certificate, agrees that it will look solely to the Trust Estate to the extent available for distribution to it as herein provided and that the Trustee is not personally liable to it for any amount distributable in respect of any Certificate or for any other liability in respect of any Certificate. This Section is intended solely to limit the liability of the Trustee and shall have no effect on the obligations of the Depositor, Empire Funding or the Servicer under this Agreement. This Section 6.05 does not limit the liability of the Trustee set
                 ------------
forth elsewhere in this Agreement for violations of its representations, warranties and covenants contained herein.

     Section 6.06   Restrictions on Transfer.  Each Person who has or who
                   ------------------------
acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Trustee or its designee as its attorney-in-fact to direct under clause (iv) below the delivery of payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (v) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

            (i) Only a Permitted Transferee may hold or acquire any Ownership Interest in a Class R Certificate. Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall promptly notify the Trustee and the Servicer of any change or impending change in its status as a Permitted Transferee.

           (ii) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall, as a condition to such consent, require delivery to the Trustee of a properly completed, sworn, executed and acknowledged affidavit from the Transferee (the "Transfer Affidavit") in the form attached hereto as Exhibit H and from the transferor (the "Transferor Representation"), in the form attached hereto as Exhibit I.

          (iii) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (ii) above, if the Responsible Officer or Responsible Officers of the Trustee has or have actual knowledge that the proposed Transferee is not a Permitted Transferee, the Trustee shall not register and, if the Trustee is not the Certificate Registrar, shall direct to the Certificate Registrar not to register a Class R Certificate in the name of the proposed Transferee, no Transfer of an Ownership Interest in the Residual Interest to such proposed Transferee shall be effected and the Trustee, and Certificate Registrar, shall have no liability for failing to effect the proposed registration.

           (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this
     Section 6.06 shall be absolutely null and void and shall vest no rights
     ------------
     in the purported Transferee. If any purported Transferee shall, in violation of the provisions of this Section 6.06, become a Holder of a
     Class R                              ------------
     Certificate, then the prior Holder of such Class R Certificate shall, upon discovery that the registration of Transfer of such Class R Certificate was not in fact permitted by this Section 6.06, notify the
     Trustee and the                               ------------
     Trustee, upon receipt of such notice and upon verification of the facts set forth in such notice or upon discovery by other means that the registration of Transfer of such Class R Certificate was not in fact permitted by this Section 6.06, shall notify the Servicer and the Certificate Registrar of such ------------ improper Transfer (such notice to be accompanied  by an Opinion of Counsel to the effect that such Transfer was improper and the retroactive restoration of the rights of the last preceding Permitted Transferee as described in this clause (iv) shall not be invalid, illegal or unenforceable) and, subject to clause (v) below, shall make payments due on such Class R Certificate to the last preceding Holder that is a Permitted Transferee (as described in such written notice) and the last Holder that is a Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date
     of registration  of Transfer of such Class R Certificate.   The Trustee
     shall be entitled, but shall not be obligated, to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder all payments made on such Class R Certificate. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder that is a Permitted Transferee who was a Holder of such Class R Certificate.



            (v) If any Person that is not a Permitted Transferee acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this Section 6.06, and (A) to the extent that the
                    ------------      retroactive restoration of the rights
     of the last preceding Holder that      is a  Permitted  Transferee as
     described in clause (iv) above shall be invalid, illegal or unenforceable or (B) if the Trustee is unable within a reasonable period to obtain the Opinion of Counsel required by clause (iv) above then the Trustee shall have the right, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to sell such Class R Certificate to a purchaser selected by the
     Trustee on such terms  as the Trustee  may choose.   The proceeds of such
     sale, net of commissions, expenses and taxes due, if any, will be remitted to the Holder of such Class R Certificate by the Trustee, except that in the event that the Trustee determines that the Holder of such
     Class R Certificate may be liable for any amount due under this Section
     6.06 or any other provisions of this             ------------ Agreement,
     the Trustee may withhold a corresponding amount from such remittance security for such claim. The terms and conditions of any sale under this clause (v) shall be determined in the sole discretion of the Trustee, and it shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

           (vi) The Trustee shall make available, upon receipt of written requests, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in Class R Certificates to any Person who is not a Permitted Transferee, and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Code section 1381 that holds an Ownership Interest in a Class R Certificate and having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be charged by the Trustee. The information furnished must be sufficient to compute the present value of the anticipated excess inclusions as required by Treasury Department regulations. The information must be furnished to the requesting party or such later time period as allowed by Treasury Department regulations or the Internal Revenue Service.

          (vii) No undivided interest of the Residual Interest may be transferred to any Person unless the entire interest and rights relating to such undivided interest in the Residual Interest under this Agreement are transferred to such Person.

         (viii)     The provisions of this Section 6.06 set forth prior to
                                           ------------
     this clause (viii) may be eliminated upon execution by the Trustee of a certificate stating that the Trustee has received an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that the absence of such provisions will not cause the REMIC Pool to cease to qualify as a REMIC and will not create a risk that (A) the Trust or the REMIC Pool may be subject to an entity-level tax caused by the Transfer of any Ownership Interest in a Class R Certificate to a Person which is not a Permitted Transferee or (B) a Holder of a Senior Certificate, Mezzanine Certificate, Class B Certificate or another Person will be subject to a REMIC-related tax caused by the Transfer of any Ownership Interest in a Class R Certificate to a Person which is not a Permitted Transferee.


                                 ARTICLE VII

                         GENERAL SERVICING PROCEDURE
                        ---------------------------

     Section 7.01   Due-On-Sale; Due-on-Encumbrance.
                    -------------------------------

     (a) If any Home Loan contains a provision, in the nature of a "due-on-sale" clause, which by its terms:

            (i) provides that such Home Loan shall (or may at the Obligee's option) become due and payable upon the sale or other transfer of an interest in the related Property; or

           (ii) provides that such Home Loan may not be assumed without the consent of the related Obligee in connection with any such sale or other transfer, then, for so long as such Home Loan is included in the Trust, the Servicer, on behalf of the Trustee, shall exercise any right the Trust or the Trustee may have as the Obligee of record with respect to such Home Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with Accepted Servicing Procedures.

     (b) If any Home Loan contains a provision, in the nature of a "due-on-encumbrance" clause, which by its terms:

            (i) provides that such Home Loan shall (or may at the Obligee's option) become due and payable upon the creation of any lien or other encumbrance on the related Property; or

           (ii) requires the consent of the related Obligee to the creation of any such lien or other encumbrance on the related Property, then, for so long as such Home Loan is included in the Trust, the Servicer, on behalf of the Trust or the Trustee, shall exercise any right the Trustee may have as the Obligee of record with respect to such Home Loan (x) to accelerae the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with Accepted Servicing Standards.

     (c)  Nothing in this Section 7.01 shall constitute a waiver of the
                          ------------
     Trustee's right to receive notice of any assumption of a Home Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.


     Section 7.02   Release of Home Loan Files.
                    --------------------------

     (a)  If with respect to any Home Loan:

            (i) the outstanding Principal Balance of such Home Loan plus all interest accrued thereon shall have been paid;

           (ii) the Servicer shall have received, in escrow, payment in full of such Home Loan in a manner customary for such purposes;

          (iii) such Home Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Home Loan has been conveyed to the Trust pursuant to Section 3.06;
                       ------------

           (iv) such Home Loan or the related Foreclosure Property has been sold in connection with the termination of the Trust pursuant to
     Section 12.01;
     -------------

            (v) the FHA has paid a claim with respect to such Home Loan that is an FHA Loan under the Contract of Insurance; or

           (vi) the related Foreclosure Property has been sold pursuant to Section 4.13.
        ------------

In each such case, the Servicer shall deliver a certificate to the effect that the Servicer has complied with all of its obligations under this Agreement with respect to such Home Loan and requesting that the Trustee release to the Servicer the related Home Loan File, then the Trustee shall, within five Business Days or such shorter period as may be required by applicable law, release, or cause the Custodian to release (unless such Home Loan File has previously been released), the related Home Loan File to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Home Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

     (b) From time to time and as appropriate for the servicing or foreclosure of any Home Loan or to effectuate the payment of a claim under the Contract of Insurance, the Trustee shall, upon request of the Servicer, release the related Home Loan File (or any requested portion thereof) to the Servicer. Such receipt shall obligate the Servicer, to return the Home Loan File (or such portion thereof) to the Trustee when the need therefor by the Servicer, no longer exists unless any of the conditions specified in subsection (a) above, is satisfied prior thereto. The Trustee shall release such receipt to the Servicer (i) upon the Servicer's return of the Servicer's Home Loan File (or such portion thereof) to the Trustee or (ii) if any of the conditions specified in subsection (a) has been satisfied, and the Servicer has not yet returned the Servicer's Home Loan File (or such portion thereof) to the Trustee, upon receipt of a certificate certifying that any of such condition has been satisfied.

     Section 7.03   Servicing Compensation.
                    ----------------------

     As compensation for its services hereunder, the Servicer shall be entitled to receive from the Collection Account, the Servicing Fee out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer. Additional servicing compensation in the form of assumption fees, modification fees, and other administrative fees, insufficient funds charges, amounts remitted pursuant to Section 7.01 and late payment charges
                                      ------------
shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to
Section 5.01(b)(1) or if deposited into the Collection Account as part of the
------------------
Servicing Compensation withdrawn from the Certificate Distribution Account pursuant to Section 5.01(c)(i).
            ------------------

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Transferor also agrees to pay (i) all reasonable costs and expenses incurred by any successor servicer or the Trustee in replacing the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement, and (ii) the annual Rating Agency monitoring fees.

     Section 7.04   Statement as to Compliance and Financial Statements.
                    ---------------------------------------------------

     The Servicer will deliver to the Trustee, the Depositor and the Transferor not later than 90 days following the end of each fiscal year (beginning in 1998) of the Servicer, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and what action the Servicer proposes to take with respect thereto.

     Contemporaneously with the submission of the Officers' Certificate required by the preceding paragraph, the Servicer shall deliver to the Trustee a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

     The Servicer agrees to make available on a reasonable basis to the Depositor a knowledgeable officer of the Servicer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor on reasonable notice to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Depositor that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

     The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder,
(ii) its financial condition, (iii) the Home Loans and (iv) the performance of the obligations of any Subservicer under the related Subservicing Agreement, in each case as the Trustee or the Depositor may reasonably request from time to time.

     Section 7.05   Independent Public Accountants' Servicing Report.
                    ------------------------------------------------

     Not later than 90 days following the end of each fiscal year (beginning with fiscal year 1997) of the Servicer, the Servicer at its expense shall cause any of Arthur Andersen & Co., Coopers & Lybrand, Deloitte & Touche, Ernst & Young, KPMG Peat Marwick and Price Waterhouse & Co. or such other nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Home Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Home Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Attestation Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

     Section 7.06   Right to Examine Servicer Records.
                    ---------------------------------

     Each Certificateholder, the Trustee and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer to the extent provided in the related Subservicing Agreement) whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the
terms,  covenants  or conditions  of  this Agreement.    In the  case  of the
supervisory agents and examiners of the Trustee and the Certificateholders, access to the documentation regarding the Home Loans required by applicable state and federal regulations shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. Each Certificateholder and the Trustee agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

     The Servicer also agrees to make available on a reasonable basis to the Certificateholders or any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificateholders and any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificateholders and such prospective Certificateholder that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

     Section 7.07   Reports to the Trustee; Collection Account Statements.
                    -----------------------------------------------------

     If the Collection Account is not maintained with the Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b)(1), the aggregate of withdrawals from
                     ------------------
the Collection Account for each category of withdrawal specified in Section
                                                                    -------
5.01(b)(2) and (3), in each case, for the related Due Period.
------------------

     Section 7.08   Financial Statements.
                    --------------------

     The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to the Certificateholders and to prospective Certificateholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.


                                 ARTICLE VIII

                 CONCERNING THE CONTRACT OF INSURANCE HOLDER
                -------------------------------------------

     Section 8.01   Compliance with Title I and Filing of FHA Claims.
                    ------------------------------------------------

     (a) The Contract of Insurance Holder shall at all times while any Certificates are outstanding have a valid Contract of Insurance with the FHA covering the FHA Loans. To the extent applicable to the duties of the Contract of Insurance Holder hereunder, the Contract of Insurance Holder shall comply with the requirements of Title I and shall take or refrain from taking such actions as are necessary or appropriate to maintain a valid Contract of Insurance for the Trust with the FHA covering the FHA Loans.

     (b) If and for so long as the Contract of Insurance covers any loans other than the FHA Loans, and if HUD shall not have earmarked the coverage of the Contract of Insurance with respect to the FHA Loans, the Contract of Insurance Holder covenants and agrees not to submit any claim to FHA with respect to an FHA Loan if the effect of approval of such claim would result in the amount of claims paid by the FHA in respect of the FHA Loans to exceed the Trust Designated Insurance Amount. Notwithstanding the foregoing, the Claims Administrator shall promptly notify the Trustee and the Servicer if the amount of claims submitted to FHA in respect of the FHA Loans under the Contract of Insurance exceeds the Trust Designated Insurance Amount. As of the Closing Date and at all times thereafter until the termination of this Agreement, the Contract of Insurance Holder covenants and agrees that the Contract of Insurance will only apply to the FHA Loans and Related Series Loans, exclusively. Empire Funding, as Claims Administrator and Servicer, covenants and agrees that it shall not take any action that would result in the Contract of Insurance applying to loans other than the FHA Loans and Related Series Loans, exclusively, unless HUD shall have agreed pursuant to 24 C.F.R. Section201.32(d)(1) to "earmark" the FHA insurance relating to the FHA Loans and Related Series Loans in a manner satisfactory to the Trustee, in its sole and absolute discretion.

     (c) The Trustee hereby appoints Empire Funding as Claims Administrator. Empire Funding, as Claims Administrator, shall perform on behalf of the Contract of Insurance Holder the duties associated with the submission of claims under Title I in connection with the Contract of Insurance, except to the extent that certain documents must be signed by the Contract of Insurance Holder (in which case the Contract of Insurance Holder shall only sign such documents at the direction of the Claims Administrator) and shall not, in its capacity as Claims Administrator, take any action or omit to take any action that would cause the Contract of Insurance Holder to violate this Section
                                                                  -------
8.01 or otherwise fail to maintain a valid Contract of Insurance or cause any
----
denial by FHA of an insurance claim under Title I.

     (d) The Contract of Insurance Holder shall not be deemed to have violated this Section 8.01 and shall otherwise incur no liability hereunder
              ------------
if any failure to maintain a valid Contract of Insurance or to comply with the requirements of Title I or any denial by FHA of an insurance claim under Title I shall have been caused by any act or omission of the Servicer or Claims

Administrator in the performance of its duties hereunder. The Contract of Insurance Holder shall be permitted to replace the Claims Administrator for any failure of the Claims Administrator to perform its duties hereunder.

     (e) The Contract of Insurance Holder hereby represents and warrants to the Depositor, the Servicer, the Transferor and the Trustee that it is an investing lender in good standing with HUD having authority to purchase, hold, and sell loans insured under 24 CFR Part 201, pursuant to a valid Contract of Insurance, Lender Number 72117 0000 5.


     (f) The Transferor shall forward to the Contract of Insurance Holder a fully executed Transfer of Note Report for each FHA Loan within 20 days of the receipt by the Transferor of such FHA Loan's case number under the Contract of Insurance. The Contract of Insurance Holder shall execute each Transfer of Note Report, as investing lender, and submit such Transfer of Note Report to HUD within 31 days of the transfer of the FHA Loans to the Trust.

     Section 8.02   Contract of Insurance Holder.
                    ----------------------------

     (a) The Contract of Insurance Holder shall not resign from the obligations and duties imposed on it by this Agreement as Contract of Insurance Holder except (i) upon a determination that by reason of a change in legal requirements or requirements imposed by the FHA the performance of its duties under this Agreement would cause it to be in violation of such legal requirements or FHA imposed requirements in a manner which would result in a material adverse effect on the Contract of Insurance Holder or cause it to become ineligible to hold the Contract of Insurance and (ii) the Majority Certificateholders do not elect to waive the obligations of the Contract of Insurance Holder to perform the duties which render it legally unable to act or to delegate those duties to another Person or if the circumstances giving rise to such illegality cannot be waived or delegated. Any such determination permitting the resignation of the Contract of Insurance Holder shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trustee. Upon receiving such notice of resignation, the Contract of Insurance shall be transferred to a qualified successor by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Contract of Insurance Holder and one copy to the successor Contract of Insurance Holder. Notwithstanding the foregoing, the Contract of Insurance Holder may resign, with the prior written consent of the Majority Certificateholders, which may be withheld in their sole and absolute discretion, upon transfer of the FHA insurance and related reserves with respect to the FHA Loans and any Related Series Loans to a contract of insurance held by a successor Contract of Insurance Holder provided, however, that any Contract of Insurance held by such successor Contract of Insurance Holder shall satisfy the criteria set forth in Section 8.01(b), and, at the
                                               ---------------
time of succession, shall have an FHA insurance coverage reserve account balance not less than that of the FHA Insurance Coverage Reserve Account at the time of succession.

     (b) If at any time (i) the Contract of Insurance shall be revoked, suspended or otherwise terminated, or (ii) the Contract of Insurance Holder shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Contract of Insurance Holder or of its property shall be appointed, or any public officer shall take charge or control of the Contract of Insurance Holder or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case the Majority Certificateholders may remove the Contract of Insurance Holder and appoint a successor contract of insurance holder by written instrument, in duplicate, one copy of which instrument shall be delivered to the Contract of Insurance Holder so removed and one copy to the successor contract of insurance holder. Upon removal of the Contract of Insurance Holder, the outgoing Contract of Insurance Holder shall take any action required to transfer the benefits of the FHA Insurance Coverage Reserve Account to the successor contract of insurance holder.

     (c) Any resignation or removal of the Contract of Insurance Holder and appointment of a successor contract of insurance holder pursuant to any of the provisions of this Section 8.02 shall become effective upon acceptance
                       ------------
of appointment by the successor contract of insurance holder.

                                  ARTICLE IX


                                 THE SERVICER
                                ------------

     Section 9.01   Indemnification; Third Party Claims.
                    -----------------------------------

     (a) The Servicer shall indemnify the Transferor, the Trust, the Depositor and the Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement; provided, however, that if the Servicer is not liable pursuant to
           --------  -------
the provisions of Section 9.01(d) hereof for its failure to perform its
                  ---------------
duties and service the Home Loans in compliance with the terms of this Agreement, then the provisions of this Section 9.01 shall have no force and effect with respect to such failure.

     (b) The Transferor, the Depositor or the Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify the Trustee and the Depositor of any claim of which it has been notified pursuant to this Section 9.01 by a Person other than the Depositor,
                          ------------
and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

     (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (b) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

     (d) Neither the Transferor, the Depositor or the Servicer nor any of the directors, officers, employees or agents of the Transferor, the Depositor or the Servicer, or members or affiliates of the Depositor shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision
                                      --------  -------
shall not protect the Transferor, the Depositor, the Servicer or any such person against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any specific liability imposed on the Transferor, the Depositor or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Servicer, the Depositor or the Transferor, as the case may be, or by reason of reckless disregard of the obligations and duties of the Servicer, the Depositor or the Transferor, as the case may be, hereunder. The Transferor, the Depositor, the Servicer and any director, officer, employee or agent of the Transferor, the Depositor or the Servicer, or any member or affiliate of the Depositor may rely in good faith on any document of any kind which, prima
                                                                        -----
facie, is properly executed and submitted by any Person respecting any
-----
matters arising hereunder.

     (e) The Servicer, the Transferor and the Depositor and any director, officer, employee or agent of the Servicer, the Transferor or the Depositor shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Home Loan or Home Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, neither of the Transferor, the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however, that, except as otherwise
                             --------  -------
provided herein, any of the Transferor, the Depositor, or the Servicer may, with the prior consent of the Trustee, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust, and the Transferor, the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

     Section 9.02   Merger or Consolidation of the Servicer.
                    ---------------------------------------
     The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement; provided, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Trustee.

     Section 9.03   Limitation on Liability of the Servicer and Others.
                    --------------------------------------------------

     The  Servicer  and any  director,  officer,  employee  or agent  of  the
Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear
         ------------
with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Home Loans in accordance with this Agreement.

     Section 9.04   Servicer Not to Resign; Assignment.
                    ----------------------------------
     The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Trustee. No resignation of the Servicer shall become effective until the Trustee or a successor servicer, appointed pursuant to the provisions of Section 10.02 and satisfying the requirements
                              -------------
of Section 4.08 hereof with respect to the qualifications of a successor
   ------------
Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

     Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder, without the prior written consent of the Trustee, and absent such written consent any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

     The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 9.04,
                                                         ------------
including, without limitation, the transfer to such successor of all relevant records and documents (including any Home Loan Files in the possession of the Servicer) and all amounts received with respect to the Home Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer including all Home Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities, including, without limitation, assisting in obtaining any necessary approval under Title I from the FHA.

     Section 9.05   Relationship of Servicer to the Trustee.
                    ---------------------------------------

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Trustee.

     Section 9.06   Servicer May Own Certificates.
                    -----------------------------
     Each of the Servicer and any affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Servicer or an affiliate thereof except as otherwise specifically provided herein. Certificates so owned by or pledged to the Servicer or such affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates, provided that any Certificates owned by the Servicer or any affiliate thereof, during the time such Certificates are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Servicer shall notify the Trustee promptly after it or any of its affiliates becomes the owner or pledgee of a Certificate.


                                  ARTICLE X

                                   DEFAULT
                                  -------

     Section 10.01  Events of Default.
                    -----------------

     (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) any payments in respect of
                                ---------------
the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Trustee, or (b) to the Servicer or the Trustee by any Majority Certificateholder; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Majority Certificateholders (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer



               a)   has  experienced  a  material   adverse  change  in   its
                    business,  assets,  liabilities,   operations,  condition
                    (financial or otherwise) or prospects,

               b)   has defaulted on any of its material obligations, or

               c) has ceased to conduct its business in the ordinary course.

     (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Majority Certificateholders or the Trustee by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in a successor
                  -------------
servicer, or the Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer, or Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Home Loans.

     Section 10.02  Trustee to Act; Appointment of Successor.
                    ----------------------------------------

     On and after the date the Servicer receives a notice of termination pursuant to Section 10.01, or the Trustee receives the resignation of the
            -------------
Servicer evidenced by an opinion of counsel or accompanied by the consents required by Section 9.04, or the Servicer is removed as servicer pursuant to
            ------------
this Article X, then, subject to Section 4.08, the Trustee shall appoint a
     ---------                   ------------
successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it; provided further, however, that if a successor servicer cannot be retained in a timely manner, the Trustee shall act as successor Servicer. In the event the Trustee assumes the responsibilities of the Servicer pursuant to this Section 10.02,
                                                              -------------
the Trustee will make reasonable efforts consistent with applicable law to become licensed, qualified and in good standing in each Mortgaged Property State the laws of which require licensing or qualification, in order to perform its obligations as Servicer hereunder or, alternatively, shall retain an agent who is so licensed, qualified and in good standing in any such Mortgaged Property State.

     In the case that the Trustee serves as successor servicer, the Trustee in such capacity shall not be liable for any servicing of the Home Loans prior to its date of appointment, and shall not be subject to any obligations to repurchase any Home Loans. The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Home Loans which the Servicer would have been entitled to receive from the Certificate Distribution Account pursuant to
Section 5.01(c) as if the Servicer had continued to act as servicer
---------------
hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections
                                                                  --------
7.01 and 7.03.  The Servicer shall not be entitled to any termination fee if
----     ----
it is terminated pursuant to Section 10.01, but shall be entitled to any
                             -------------
accrued and unpaid Servicing Fee to the date of termination.

     Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the Servicing Fees, together with other Servicing Compensation provided for herein. In the event the Trustee is required to solicit bids to appoint a successor servicer, the Trustee shall solicit, by public announcement, bids from Eligible Servicers. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fee and Servicing Compensation provided for herein. Within thirty days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unpaid Servicing Fees and unreimbursed Servicing Advances made by the Trustee. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Trustee, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in any Account maintained by the Servicer or which are thereafter received with respect to the Home Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder and the Depositor and, except in the case of the appointment of the Trustee as successor to the Servicer (when no consent shall be required), the Depositor and the Majority Certificateholders shall have consented thereto.


     Pending appointment of a successor to the Servicer hereunder, the Trustee shall act as servicer hereunder as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor servicer out of payments on the Home Loans as it and such successor servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03, together with other Servicing Compensation
                     ------------
in the form of assumption fees, late payment charges or otherwise as provided in this Agreement.

     Section 10.03  Waiver of Defaults.
                    ------------------

     The Majority Certificateholders may waive any events permitting removal of the Servicer as servicer pursuant to this Article X, provided, however,
                                             ---------
that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the related Certificateholder. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

     Section 10.04  Accounting Upon Termination of Servicer.
                    ---------------------------------------

     Upon termination of the Servicer under this Article X, the Servicer
                                                 ---------
shall, at its own expense:

     (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in any Account maintained by the Servicer;

     (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Home Loan Files and related documents and statements held by it hereunder and a Home Loan portfolio computer tape;

     (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Home Loans; and

     (d)  execute  and  deliver   such  instruments  and  perform   all  acts
reasonably requested in order to effect the orderly and efficient transfer of servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.


                                  ARTICLE XI

                            CONCERNING THE TRUSTEE
                           ----------------------

     Section 11.01  Duties of the Trustee and Contract of Insurance Holder.
                    ------------------------------------------------------

          (a) The Trustee, prior to the occurrence of a Servicer Termination Event and after the curing of all Servicer Termination Events which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Servicer Termination Event has occurred and not been cured (the appointment of a successor servicer (including the Trustee) shall for purposes of this Article be deemed such a cure), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. The Trustee shall not, except as otherwise provided in this Agreement, sell or otherwise transfer any of the Trust Estate.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, notices, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee, in its capacity as such, shall not be
--------  -------
responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, notice, order or other instrument furnished to the Trustee pursuant to this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misconduct; provided, however,
                                                           --------  -------
that:

            (i) Prior to the occurrence of a Servicer Termination Event, and after the curing of all such Servicer Termination Events which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith, willful misconduct, or negligence on the part of the Trustee or actual knowledge to the contrary of a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trustee Administration Department, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

           (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction given pursuant to a Class Vote, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, with respect to such Class of Certificates under this Agreement;

           (iv) The Trustee shall not be personally liable for any failure to ascertain whether a Certificateholder is an affiliate of the Servicer or the Depositor for purposes of obtaining Certificateholder consent pursuant to the terms of this Agreement;

            (v) For all purposes of this Agreement, the Trustee shall not be deemed to have knowledge of any Servicer Termination Event unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trustee Administration Department shall have actual knowledge thereof or if written notice thereof is received by the Trustee in accordance herewith, and in the absence of such knowledge no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Servicer Termination Event shall be effective as to the Trustee; and

           (vi) None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or to be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement or to supervise or monitor the performance of such obligations (other than to determine that any notices, reports or statements required to be delivered to it by the Servicer hereunder comply with the provisions of this Agreement), except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of the Servicer in accordance with the provisions of this Agreement.

          (d) If the Trustee receives any funds from the FHA or any other Person with respect to the Home Loans or any other assets of the Trust, the provisions of Section 4.12(e) shall apply.
              ---------------

          (e) In the event that any conservator or receiver shall be appointed for the Transferor, the Trustee shall cause the Servicer to notify the Obligors of the sale of the Home Loans to the Trust.

     Section 11.02  Certain Matters Affecting the Trustee.  Except as
                    -------------------------------------
otherwise provided in Section 11.01:

            (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, expend or use its own funds or otherwise incur any financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers as such, unless either (A) payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in taking such action is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, or (B) such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (which, in the case of a Certificateholder which is an institutional investor, will be deemed satisfied by a written agreement of indemnity from such Certificateholder); the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Termination Event which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (iv) The Trustee may consult with counsel and any Opinion of Counsel or written advice of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel or written advice;

            (v) Prior to the occurrence of a Servicer Termination Event hereunder and after the curing of all such Servicer Termination Events which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so pursuant to a Class Vote; provided,
                                                             --------
     however, that if the payment within a reasonable time to the Trustee of the ------- costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity from the Certificateholders, as the case may be, giving such direction against such expense or liability as a condition to so proceeding
     (which, in the case of a Certificateholder which is an institutional investor, will be deemed satisfied by a written agreement of indemnity from such Certificateholder), except that, if a Servicer Termination Event has occurred and is continuing, the expenses of any such investigation shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand, and the Trustee shall not have any lien, claim or demand upon the Trust for the payment thereof;

           (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys; and

          (vii) The Trustee shall not be required to give any bond or surety in respect of the trust created hereby or the powers created hereunder.

     Section 11.03  Trustee Not Liable for Certificates or Home Loans.  The
                    -------------------------------------------------
recitals contained herein and in the Certificates (other than the countersignature of the Trustee on such Certificates) shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as to the execution and delivery of this Agreement by the Trustee) or of the Certificates (other than the countersignature of the Trustee on such Certificates) or of any Home Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer (unless the Trustee is acting as such) in respect of the Home Loans or deposited in or withdrawn by the Servicer from the Collection Account, other than funds so withdrawn and thereafter deposited in the Certificate Distribution Account. Except as otherwise expressly provided herein, the Trustee shall have no obligation to inspect, insure or pay taxes on any Property, to investigate the state of title with respect to any Property, to ensure the priority or perfection of any Mortgage or security interest or to file or record any assignment, lien, financing statement, continuation statement or security interest in relation to any Home Loan or Property or to ensure the priority or perfection of any security referred to in this Agreement or to prepare, file or record any assignment, lien, financing statement or continuation statement with respect thereto or to prepare or file any Securities and Exchange Commission filings for the Trust or to record this Agreement.

     Section 11.04  Trustee May Own Certificates.  The Trustee in its
                    ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates of any Class with the same rights as it would have if it were not Trustee, except that no determination, vote or request as Holder of such Certificates shall be included in the determination of a Class Vote. The Trustee, in its individual capacity, may deal with either the Depositor and the Servicer, each in their individual capacities, with the same rights it would have if it were not Trustee.

     Section 11.05  Trustee's Fees and Expenses; Indemnification.
                    --------------------------------------------
          (a)  The Trustee will disburse to itself pursuant to Section
                                                               -------
5.01(c)(i), to the extent funds are available therefor, the Trustee Fee for
----------
all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee.

          (b) Empire Funding shall indemnify the Trustee and its agent for, and hold them harmless against, any loss, liability or expense (including reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ and the fees and expenses of any co-trustee appointed hereunder)) incurred by the Trustee or such agent without negligence, willful misfeasance or bad faith on the part of the Trustee or any such agent and arising out of or in connection with the acceptance or administration of the trusts created hereby, including without limitation the costs and expenses of defending the Trustee or any such agent against any claim or liability incurred by them in connection with the exercise or performance of any of their powers or duties hereunder, including the signing of any document pursuant to this Agreement, and including without limitation any liability incurred by the Trustee arising from the Depositor's bad faith, willful misfeasance or negligence. The obligations set forth in this Section 11.05(b) shall survive the termination of this Agreement.
     ----------------

     Section 11.06  Eligibility Requirements for Trustee.  The Trustee
                    ------------------------------------
hereunder shall at all times be a corporation or national banking association organized and doing business under the laws of the United States or of any state, authorized under such laws to exercise corporate trust powers, subject to supervision or examination by federal or state authority and either
(i) having  a  combined  capital  and  surplus of  at  least  $50,000,000  or
(ii) being the wholly-owned subsidiary of a bank holding company having such a capital and surplus. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06 the combined capital and surplus of such
                    -------------
corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. By executing and delivering this Agreement, the Trustee represents and warrants that it meets such requirements as of the date hereof. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall
                                       -------------
resign immediately in the manner and with the effect specified in Section
                                                                  -------
11.07.  Neither the Servicer nor any affiliate thereof shall be eligible to
-----
serve as Trustee at any time, except that the Trustee may serve as successor servicer pursuant to Section 10.02.
                     -------------

     Section 11.07  Resignation and Removal of the Trustee.
                    --------------------------------------

          (a) The Trustee may resign and be discharged from the trust hereby created by giving not less than 60 days' written notice thereof to the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06, or if the Trustee has failed
                                  -------------
to perform any obligation hereunder and such failure materially and adversely affects Certificateholders of any Class, and, in either such case, the Trustee shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver or other conservator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07
                                                              -------------
shall become effective upon acceptance of appointment by the successor trustee as provided in Section 11.08.
                       -------------

     Section 11.08  Successor Trustee.
                    -----------------

          (a)  Any successor trustee appointed as provided in Section 11.07
                                                              -------------
shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and the acceptance of such successor trustee shall become effective, and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor trustee shall upon payment of any unpaid Trustee Fees deliver to the successor trustee all Files, related documents, statements and funds held by it hereunder, including, without limitation, the monies held in the Accounts and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required more fully and certainly to vest and confirm in the successor trustee all such rights, powers, duties and obligations, provided, however, that the Trust shall remain liable to the
             --------  -------
predecessor trustee for any unpaid outstanding fees and expenses of such predecessor trustee.

          (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor
     -------------
trustee shall be eligible under the provisions of Section 11.06.
                                                  -------------
          (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08, the Servicer shall mail notice of the
                 -------------
succession of such trustee hereunder to all Certifcateholders at their respective addresses appearing in the Certificate Register and be entitled to reimbursement of expenses for such mailing from Empire Funding.

     Section 11.09  Merger or Consolidation of the Trustee.  Any corporation
                    --------------------------------------
or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such corporation or national banking
                 --------
association shall be eligible under the provisions of Section 11.06.  The
                                                      -------------
Trustee or its successor hereunder shall provide the Depositor with prompt notice of any such transaction.

     Section 11.10  Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------

          (a) Notwithstanding any other provisions hereof at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this
Section 11.10, such powers, duties, obligations, rights and trusts as
     -------------
the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 11.06, and no notice to Certificateholders of the appointment of co
-------------
trustee(s) or separate trustee(s) shall be required under Section 11.08.
                                                          -------------
          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.10, all rights, powers, duties and
                         -------------
obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument of appointment of any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee, and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          (e) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder.

          (f) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (g) Notwithstanding any provision in this section to the contrary and in order to comply with regulations promulgated by HUD, the Depositor and the Trustee shall execute and deliver the Agreement of Appointment and Acceptance of Separate Trustee in the form of Exhibit J hereto to appoint EFC Securitized Assets, L.C., as separate trustee solely for the purpose of holding record ownership of each FHA Loan for which an Assignment of Mortgage is required to be recorded pursuant to Section 2.05. Beneficial ownership
                                       ------------
shall remain with the Trustee of any FHA Loan for which an Assignment of Mortgage is recorded in the name of EFC Securitized Assets, L.C..

     Section 11.11  Appointment of Custodians.
                    -------------------------
          (a) Any provision of this Agreement notwithstanding, the Trustee may, with the consent of the Servicer, appoint, as agents for the Trustee, one or more Custodians to hold all or a portion of the Files, and to take such other action with respect thereto as shall be consistent with the terms of this Agreement, by entering into a Custodial Agreement, provided that none
                                                           --------
of the provisions of this Section 11.11 relating to agreements or
                          -------------
arrangements between the Trustee and any Custodian or to actions taken through any such Custodian or otherwise shall be deemed to relieve the Trustee of any of its duties and obligations hereunder, and the Trustee shall be obligated with respect thereto to the same extent and under the same terms and conditions as if it alone were performing all such duties and obligations. Any Custodian shall have a combined capital and surplus of at least $10,000,000. The Trustee shall be entitled to enter into any agreement with any Custodian performing services on behalf of the Trustee related to its duties and obligations hereunder for indemnification of the Trustee by such Custodian, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          (b) The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates of any Class with the same rights it would have if it were not Custodian.

          (c) Subject to the provisions of this Article XI, the Trustee agrees to comply with the terms of each such Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of Certificateholders. The Trustee shall be solely liable for all fees owed by it to any Custodian performing services on behalf of the Trustee, irrespective of whether the Trustee's compensation pursuant to this Agreement is sufficient to pay such fees. Any Custodial Agreement shall require that the Custodian thereunder maintain continuous custody of each Home Loan File in the State of Minnesota, unless the Trustee shall obtain an Opinion of Counsel from a firm of attorneys licensed to practice law in the State in which custody of the Home Loan Files will be maintained to the effect that, in the event that the intended transfer and sale to the Trustee by the Depositor of the Home Loans is deemed to be the grant of a security interest in the Trust rather than a sale, the Trustee will have a perfected first priority security interest in the related notes despite the fact that custody of the Home Loan Files no longer is maintained in the State of Minnesota.

     Section 11.12  Certain Tax Matters.
                    -------------------

          (a) The Trustee is hereby authorized and directed by Empire Funding to elect to treat the REMIC Pool, including the Collection Account, the Certificate Distribution Account and the FHA Premium Account, as a REMIC in accordance with the REMIC Provisions. In connection with such election,
(i) the Class R Certificates are hereby designated as the sole class of "residual interests" in the REMIC Pool, (ii) the Certificates (other than the Class R Certificates) are hereby designated as classes of "regular interests" in the REMIC Pool, (iii) the latest possible maturity date of the Certificates (other than the Class R Certificates) is the Final Scheduled Distribution Date, and (iv) the Closing Date is hereby designated as the "Start-Up Day" of the REMIC Pool, all within the meaning of the REMIC
Provisions. The taxable year of the REMIC Pool shall be the calendar year and the first taxable year shall begin on the Closing Date. The books of the REMIC Pool shall be maintained on an accrual basis for federal income tax purposes.

          (b) The Trustee as agent for Empire Funding, so long as it shall be a Holder of a Class R Certificate, and otherwise the Residual Holder appointed in accordance with the provisions of the Code, shall:

            (i) in a timely manner, prepare, file with the Internal Revenue Service or other appropriate authorities, and cause the Trustee to mail to Certificateholders, as required, any Tax Returns, and any other federal, state or local tax or information returns or reports that are required to be so filed, or provided to Certificateholders, with respect to the REMIC Pool;

           (ii) in the first Tax Return, elect to treat the REMIC Pool, as a REMIC;

          (iii) in the Tax Return for each taxable year of the REMIC Pool, designate as the tax matters person for the REMIC Pool (x) Empire Funding or an affiliate thereof, if Empire Funding or such affiliate, as the case may be, owned a Class R Certificate at any time during such taxable year, or (y) if neither Empire Funding nor an affiliate thereof owned a Class R Certificate at any time during such taxable year,
     (A) the Holder of a Class R Certificate designated in a notice delivered to the Trustee prior to the date of completion of such Tax Return by Holders of Class R Certificates representing a majority of the Residual Interests, or (B) if no such notice is received, the Person holding, at the end of such taxable year, Class R Certificates representing, in the aggregate, a greater percentage of the Residual Interests than Class R Certificates then held by any other Person;

           (iv) maintain or instruct the Trustee to maintain records as to investments and other assets of the REMIC Pool sufficient to show compliance with the REMIC Provisions during each taxable year of the REMIC Pool; and

            (v) take all actions necessary to ensure that the Tax Return and such other returns or reports are signed by a Person that is both authorized to sign such returns or reports hereunder and is an appropriate Person to sign such returns or reports under the law applicable to such returns or reports (including in the case of the Tax Return, the Code, Treasury Regulations, and any official pronouncements of the Internal Revenue Service).

The Trustee is hereby authorized under this Agreement to sign on behalf of the REMIC Pool the Tax Return and any such other returns and reports. Each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any such returns and reports. The Trustee shall (i) give notice to the Internal Revenue Service on Internal Revenue Service Form 56 that it is acting in a fiduciary capacity on behalf of the REMIC Pool in accordance with Treasury Regulation Section 1.860F-4(c), and (ii) sign such return or report, provided
                                                                    --------
that the Trustee shall be protected in signing such return or report to the extent provided in Section 11.05(b). The Trustee shall cause the REMIC Pool
                   ----------------
accountants to include in the first federal income tax return the information required by Treasury Regulation Section 1.860D-1(d)(2) and Treasury Regulation Section 1.860F-4(b)(2).

          (c) This Agreement shall be construed so as to carry out the intention of the parties that the REMIC Pool be a REMIC at all times from the Start-up Day to the Termination Date. Neither the Servicer nor the Trustee shall knowingly or intentionally take any action or omit to take any action that would cause the imposition of a tax on the REMIC Pool or Trust under the REMIC Provisions or cause the REMIC Pool to fail to qualify as a REMIC at any time that any Certificate is outstanding. Without limiting the generality of the foregoing, after the Start-up Day the Trustee shall not accept any contribution of assets to the REMIC Pool unless the Trustee shall have received an Opinion of Counsel to the effect that such contribution will not cause the imposition of a tax on the REMIC Pool under the REMIC Provisions or cause the REMIC Pool to fail to qualify as a REMIC at any time that any Certificate is outstanding. There is no requirement for any holder of a Residual Interest to contribute any amount to the Trust.

          (d) The Trustee is hereby authorized and directed to make information available to the Internal Revenue Service and to any Holder or transferor of a Class R Certificate necessary for compliance with Section 860E(e) of the Code. The Servicer shall maintain records and information related to the Home Loans and Monthly Payments sufficient to make any calculations that may be required pursuant to such section and shall provide such information to the Trustee; provided, however, that any calculations
                                 --------  -------
necessary to provide such information to any Holder or the Internal Revenue Service shall be performed by the accountants for the REMIC Pool. The provisions of Section 11.02(vi) shall also apply.
              -----------------

          (e) The Trustee shall apply promptly to the Internal Revenue Service for a Taxpayer Identification Number for the REMIC Pool and, promptly upon receipt thereof, shall forward to the Servicer a copy of the "Notice of New Employer Identification Number Assigned."

          (f) In connection with assisting Empire Funding (or such other Residual Holder as is referred to in Section 11.12(a) above) in the
                                     ----------------
preparation of, and in filing of, any Tax Returns or other returns or reports pursuant to this Section, the Trustee may rely on information provided by Empire Funding and the Servicer and Empire Funding or the Servicer, as appropriate, shall indemnify and hold harmless the Trustee for any loss, liability or expense incurred in connection with such preparation and filing arising by reason of such person's bad faith, willful misfeasance or negligence in providing or failing to provide such information. The Trustee shall be entitled to reimbursement from Empire Funding for its reasonable out-of-pocket expenses and disbursements except any such expenses or disbursements as may arise from its negligence, willful misfeasance or bad faith and except as provided in the following sentence.

          (g)  The  Trustee  shall  file  IRS  Form  8811  within   the  time
prescribed by law and make available on a timely basis all information required to be provided pursuant to Temporary Treasury Regulation Section 1.6049-7T(e) (or any successor provision) to persons entitled to receive information pursuant thereto.

     Section 11.13  Representations and Warranties of the Trustee.
                    ---------------------------------------------

          The Trustee represents and warrants to, and agrees with, the parties hereto and Certificateholders that:

          (a) The Trustee is duly organized as a national banking association under the laws of the United States of America, is validly existing and in good standing in such state and has the corporate power and authority under United States law to conduct its corporate trust business as now conducted.

          (b) The Trustee has full corporate power and authority under United States law to enter into and perform all transactions contemplated herein and no consent, approval, authorization or order of any federal court or governmental agency or body governing or having jurisdiction with respect to the Trustee's trust powers is required for the Trustee to enter into this Agreement and to perform its obligations hereunder.

          (c) The Certificates when countersigned by the Trustee shall have been duly and validly countersigned in accordance with this Agreement.

          (d) The execution, delivery and performance by it of this Agreement (a) do not violate any provision of any law or regulation governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets, (b) do not violate any provision of its corporate charter or by-laws, (c) do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, any mortgage, indenture, contract, agreement or other undertaking other than this Agreement to which it is a party and (d) have been duly authorized by the Trustee.

          (e) This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) The Trustee has taken actual possession of the Debt Instruments, Mortgages and any other related documents delivered pursuant to
Section 2.03 in good faith, and without notice or knowledge: (i) of any
------------
adverse claims, lien, or encumbrance against any of the same; (ii) that any Debt Instrument was overdue (except for those Home Loans that are delinquent as of the Closing Date) or had been dishonored or subject to the circumstances described in Section 3.304 of the Uniform Commercial Code as in effect in the State of New York; or, (iii) of any other defense against or claim to the Debt Instruments by any other person or entity. For purposes of this subsection (f), the Trustee shall not be deemed to have had notice or knowledge of the foregoing matters unless a Responsible Officer assigned to and working in the Trustee's Corporate Trustee Administration Department shall have actual knowledge thereof or written notice thereof is received by the Trustee in accordance herewith.

          (g)  The   Trustee  has  taken   actual  possession  of   the  Debt
Instruments, Mortgages and other items in the Home Loan Files in the ordinary course of its business.

     Section 11.14  Streit Act.  Any provisions required to be contained in
                    ----------
this Agreement by Section 126 Article 4-A of the New York Real Property law are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent
                                        --------  -------
that such Section 126 shall not apply to this Agreement, said Section 126 shall not have any effect, and if said Section 126 should at any time be repealed or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, said Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this
                   --------
Agreement,  should  at  any time  be  repealed,  or cease  to  apply  to this
Agreement, or be construed by judicial decision to be inapplicable, such mandatory provision of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement; provided, however, that the
                                              --------  -------
Trustee agrees to act in good faith in the exercise of its rights and powers hereunder.

     Section 11.15  Rights to Direct Trustee.  Subject to Section 11.02(ii),
                    ------------------------              -----------------
the Certificateholders pursuant to a Class Vote shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that subject to Section 11.01, the Trustee shall
         --------  -------                  -------------
have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be in violation of this Agreement or would subject it to personal liability against which it has not been provided reasonable indemnity (which, in the case of a Certificateholder which is an institutional investor, will be deemed satisfied by a written agreement of indemnity from such Certificateholder) or (in the case of directions provided by a Class Vote) be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders.

     Section 11.16  Reports to the Securities and Exchange Commission.  The
                    -------------------------------------------------
Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Transferor, the Depositor and the Servicer shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonable request in connection with the performance of its duties and obligations under this Section.

                                 ARTICLE XII

                                 TERMINATION
                                -----------

     Section 12.01  Termination.
                    -----------

          (a) The respective obligations and responsibilities of Empire Funding, the Servicer, the Depositor and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to this Article XII on the Termination Date; provided, however, that in no event shall the trust
                      --------  -------
created hereby, i.e., the Trust, continue beyond the expiration of twenty-one
                ----
years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the Closing Date.

          (b) The REMIC Pool shall be terminated and the assets of the REMIC Pool shall be sold or otherwise disposed of in connection therewith, only pursuant to a Plan of Complete Liquidation adopted by the Trustee at the direction of the Depositor and having the terms set forth in Section
                                                             -------
12.01(c).  Each Holder of a Certificate hereby irrevocably approves and
--------
appoints the Trustee, acting at the direction of the Depositor as its attorney-in-fact for the purposes of the adoption of the Plan of Complete Liquidation. The Trustee, acting at the direction of the Depositor, shall adopt a Plan of Complete Liquidation promptly following the Trustee's receipt of a Notice of Termination.

          (c) The Plan of Complete Liquidation shall be adopted on the earliest practicable date occurring not more than 90 days prior to the Anticipated Termination Date specified in the Notice of Termination, and shall provide:

            (i) for the actions contemplated by the provisions hereof pursuant to which the applicable Notice of Termination is given;

           (ii) that the REMIC Pool shall terminate as a REMIC as required by Section 860F(a)(4) of the Code on a Distribution Date


     occurring not more than 90 days following the date of adoption of the Plan of Complete Liquidation; and

          (iii) that all assets of the REMIC Pool required to be sold pursuant to the Plan of Complete Liquidation shall be sold after the date of adoption thereof, such sale to be conducted by the Servicer on behalf of the Trustee; provided that the Plan of Complete Liquidation may be adopted prior to the -------- ninetieth day prior to the Anticipated Termination Date and, to the extent consistent with the actions contem plated by the provisions hereof pursuant to which the applicable Notice of Termination is given, may provide for actions different from those set forth in clauses (ii) or (iii) if an Opinion of Counsel shall have been previously delivered to the Trustee to the effect that the adoption of a Plan of Complete Liquidation that provides for such alternative actions as are set forth in such Opinion of Counsel will not result in the imposition of a tax on the REMIC Pool or pursuant to the REMIC Provisions cause the REMIC Pool to fail to qualify as a REMIC at any time that any Certificate is Outstanding. The Trustee shall deliver to the Servicer a copy of the Plan of Complete Liquidation promptly following its adoption.

          (d) Subject to the provisions of the following sentence, the holder or holders of Class R Certificates representing more than 50% of the Residual Interests of the Class R Certificates may, at their option, upon not less than thirty days' prior notice given to the Trustee at any time on or after the Distribution Date on which the Pool Principal Balance declines to 10% or less of the Original Pool Principal Balance, purchase on the Monthly Cut-Off Date specified in such notice, all, but not less than all, the Home Loans, all claims made under the Contract of Insurance with respect to FHA Loans that are pending with FHA ("FHA Pending Claims") and Foreclosed Properties then included in the Trust, at a purchase price, payable in cash, equal to the greater of the Termination Price or the sum of:

            (i) the Principal Balance of each Home Loan included in the Trust as of such Monthly Cut-Off Date;

           (ii) all unpaid interest accrued on the Principal Balance of each such Loan at the related Net Loan Rate to such Monthly Cut-Off Date;

          (iii) the aggregate fair market value of the FHA Pending Claims for which a claim has been filed with the FHA included in the Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Trustee as of a date not more than thirty days prior to such Monthly Cut-Off Date; and

           (iv)     the  aggregate  fair  market  value  of each  Foreclosure
     Property included in the Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Trustee as of a date not more than thirty days prior to such Monthly Cut-Off Date.

Any amount received from such sale with respect to FHA Pending Claims shall be considered FHA Insurance Payment Amounts. The expense of any Independent appraiser required under this Section 12.01(d) shall be a nonreimbursable
                              ----------------
expense of Empire Funding.   Empire Funding or the Servicer  shall effect the
purchase referred to in this Section 12.01(d) by deposit of the purchase
                             ----------------
price into the Certificate Distribution Account.

          (e) If the Trust has not been previously terminated pursuant to subsection (d) of this Section 12.01 the Servicer shall give the Trustee
                       -------------
notice as soon as practicable (at least 45 days before the Distribution Date) of the Distribution Date which is the earlier of (i) the Final Scheduled Distribution Date and (ii) the Distribution Date on which the Servicer anticipates the latest of the maturity or other liquidation of the last Home Loan.

          (f)  Notice of  any  termination  of  the Trust  pursuant  to  this
Section 12.01 shall be mailed, via first class mail, postage prepaid, by the
-------------
Trustee to affected Certificateholders at their addresses shown in the Certificate Register as soon as practicable after the Trustee shall have received a Notice of Termination, but in any event, not more than thirty days, and not less than five days, prior to the Anticipated Termination Date except that notice to Holders of Class R Certificates shall be made within two Business Days after the Trustee shall have received a Notice of Termination. The notice mailed by the Trustee to affected Certificateholders shall:

            (i) specify the Anticipated Termination Date on which the final distribution is anticipated to be made to Holders of Certificates of the Classes specified therein; and

           (ii) specify the amount of any such final distribution, if known.

If the Trust is not terminated on any Anticipated Termination Date for any reason, the Trustee shall promptly mail, via first class mail, postage prepaid, notice thereof to each affected Certificateholder.

          (g) On the Termination Date, amounts on deposit in the Certificate Distribution Account will be withdrawn and applied in the manner set forth in
Section 5.01.
   ------------


                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS
                          ------------------------

     Section 13.01  Acts of Certificateholders.
                    --------------------------

     Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all
Certificateholders if the Majority Certificateholders agree to take such action or give such consent or approval.

     Section 13.02  Amendment.
                    ---------

     (a) This Agreement may be amended from time to time by the Depositor, the Servicer and the Transferor by written agreement with notice thereof to the Certificateholders, without the consent of any of the Certificateholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Certificateholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Certificateholders if either (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Certificates then outstanding.

     (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Transferor by written agreement, with the prior written consent of the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Certificate, without the consent of the holders of 100% of each Class of Certificates affected thereby, (ii) adversely affect in any material respect the interests of the holders of any Class of Certificates in any manner other than as described in (i), without the consent of the holders of 100% of such Class of Certificates, or (iii) reduce the percentage of any Class of Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of such Class of Certificates.
     (c) It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     Section 13.03  Recordation of Agreement.
                    ------------------------

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Majority Certificateholders but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Home Loans.

     Section 13.04  Duration of Agreement.
                    ---------------------

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 13.05  Governing Law.
                    -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.


     Section 13.06  Notices.
                    -------
     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830 Attention: Peter McMullin, or such other addresses as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Depositor, (ii) in the case of the Transferor, Servicer and Claims Administrator, Empire Funding Corp., 9737 Great Hills Trail, Austin, Texas 78759 Attention: Richard N. Steed, or such other address as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Transferor, Servicer or Claims Administrator, (iii) in the case of the Contract of Insurance Holder, EFC Securitized Assets, L.C., 9737 Great Hills Trail, Austin, Texas 78759
Attention: Richard N. Steed, or such other address as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Contract of Insurance Holder, (iv) in the case of the Trustee, First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Empire Funding 1997-A, and (v) in the case of the Certificateholders, as set forth in the applicable Certificate
Register  and Certificate Register.   Any such notices shall be deemed to be
effective with respect to any party hereto upon the receipt of such noticeby such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

     Section 13.07  Severability of Provisions.
                    --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 13.08  No Partnership.
                    --------------

     Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

     Section 13.09  Counterparts.
                    ------------
     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

     Section 13.10  Successors and Assigns.
                    ----------------------
     This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Depositor, the Claims Administrator, the
Contract of Insurance Holder, the Trustee and the Certificateholders and their respective successors and permitted assigns.

     Section 13.11   Headings.
                     --------
     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 13.12  Actions of Certificateholders.
                    -----------------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor and the Servicer if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Depositor or the Servicer deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Depositor or the Servicer may require additional proof of any matter referred to in this Section 13.12 as it shall deem necessary.
                           -------------

     Section 13.13  Reports to Rating Agencies.
                    --------------------------

     (a)  The  Trustee  shall  provide  to   each  Rating  Agency  copies  of
statements, reports and notices, to the extent received or prepared in connection herewith, as follows:

          (i)  copies of amendments to this Agreement;

          (ii) notice of any substitution or repurchase of any Home Loans;

          (iii)     notice  of  any   termination,  replacement,  succession,
     merger or consolidation of either the Servicer or any Custodian;

          (iv) notice of final payment on the Certificates;

          (v)  notice of any Event of Default;

          (vi) copies of the annual independent auditor s report delivered pursuant to Section 7.05, and copies of any compliance reports delivered
                 ------------
by the Servicer hereunder including Section 7.04; and
                                    ------------

          (vii)     copies of any Distribution Date Statement pursuant to
Section 5.05(b); and

     ---------------
     (b) With respect to the requirement of the Trustee to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Asset-Backed Monitoring Department and (ii) if to Duff & Phelps, 55 East Monroe Street, 35th Floor, Chicago, Illinois 60603, Attention: MBS Monitoring.
                           *          *          *

     IN WITNESS WHEREOF, the Depositor, the Transferor, the Servicer, the Contract of Insurance Holder and the Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this amended and restated Pooling and Servicing Agreement .

                              FINANCIAL ASSET SECURITIES CORP., as
                              Depositor



                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:


                              EMPIRE FUNDING CORP., as
                                Transferor, Servicer and Claims Administrator


                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:


                              EFC SECURITIZED ASSETS, L.C., as
                                Contract of Insurance Holder


                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:


                              FIRST BANK NATIONAL ASSOCIATION, as
                                Trustee


                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:

THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINANCIAL ASSET SECURITIES CORP., as the Depositor, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.


     GIVEN UNDER MY HAND AND SEAL OF FINANCIAL ASSET SECURITIES CORP., this the ____ day of April, 1997.



                              --------------------------------------------
                              Notary Public, State of ________



THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said EMPIRE FUNDING CORP., as the Transferor, Servicer and Claims Administrator, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF EMPIRE FUNDING CORP., this the ____ day of April, 1997.



                              ------------------------------
                              Notary Public, State of ________





THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said EFC SECURITIZED ASSETS, L.C., as the Contract of Insurance Holder, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF EFC SECURITIZED ASSETS, L.C., this the ____ day of April, 1997.



                              ------------------------------
                              Notary Public, State of ________



THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST BANK NATIONAL ASSOCIATION, a national banking association, as the Trustee, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF FIRST BANK NATIONAL ASSOCIATION, this the ____ day of April, 1997.



                              ------------------------------
                              Notary Public, State of ________


                                                                    EXHIBIT A


                              HOME LOAN SCHEDULE

                                                                    EXHIBIT B


                    FORM OF SERVICER'S MONTHLY REMITTANCE

                                                                    EXHIBIT C


                                  (Reserved)

                                                                    EXHIBIT D


                          FORM OF SENIOR CERTIFICATE

                                                                    EXHIBIT E


                        FORM OF MEZZANINE CERTIFICATE

                                                                    EXHIBIT F


                         FORM OF CLASS B CERTIFICATE

                                                                    EXHIBIT G


                         FORM OF CLASS R CERTIFICATE


                                                                    EXHIBIT H



                     FORM OF AGREEMENT OF APPOINTMENT AND
                        ACCEPTANCE OF SEPARATE TRUSTEE

     This AGREEMENT OF APPOINTMENT AND ACCEPTANCE OF SEPARATE TRUSTEE (the Agreement) dated as of March 1, 1997, among FINANCIAL ASSET SECURITIES CORP., as Depositor (the "Company"), FIRST BANK NATIONAL ASSOCIATION, as Trustee (the "Trustee"), and EFC SECURITIZED ASSETS, L.C., as Separate Trustee (the "Separate Trustee").

                                   RECITALS
                                  --------

     A. The Company and the Trustee have entered into a certain pooling and servicing agreement (the "Pooling Agreement") dated as of March 1, 1997 with


Empire Funding Corp., as transferor, servicer and claims administrator, and EFC Securitized Assets, L.C., as contract of insurance holder relating to the Empire Funding Home Loan REMIC Trust 1997-A (the "Trust").

     B. Pursuant to the terms and conditions of the Pooling Agreement, the Company will assign and deliver to the Trustee certain loans and the mortgages related thereto comprising part of the Trust.

     C. Pursuant to the terms and conditions of the Pooling Agreement, the Trustee shall act as trustee for, and on behalf and for the benefit of, the Certificateholders (as defined in the Pooling Agreement).

     D. Regulations promulgated by the United States Department of Housing and Urban Development ("HUD") prohibit the transfer of mortgage loans insured by the Federal Housing Administration of HUD except to certain transferees, which transferees would not include the Trustee but would include a HUD approved contract of insurance holder, such as the Separate Trustee.

     E. In order to permit the Company to transfer to the Trust certain FHA Loans secured by Mortgages, the parties hereto intend to appoint, pursuant to
Section 11.10 of the Pooling Agreement, the Separate Trustee who, as a separate trustee with and on behalf of the Trustee under the Pooling Agreement, will be the assignee of the mortgage assignments in connection with the formation of the Trust (the "Assignments"), and the Separate Trustee is so named in the Pooling Agreement and in the Assignments, for the limited purpose of holding record ownership of the FHA Loans secured by Mortgages and consequently exercising such duties and functions as may be prescribed herein and under the Pooling Agreement.



     NOW, THEREFORE, the Company, the Trustee and the Separate Trustee do hereby agree as follows:

     1.   Appointment of the Separate Trustee: Acceptance of Appointment.
          --------------------------------------------------------------
To the extent that the Trust consists of FHA Loans secured by Mortgages, the Company and the Trustee hereby appoint the Separate Trustee, as of the date hereof, as separate trustee under the Pooling Agreement, of that part of the Trust consisting of such FHA Loans and the Separate Trustee is hereby vested with legal title to such FHA Loans, as of such date, the power of the Separate Trustee to be exercised subject to the provisions of this Agreement and Section 11.10 of the Pooling Agreement.

     The Separate Trustee hereby accepts the foregoing appointment and agrees to act as separate trustee with the Trustee, its successors and assigns under the Pooling Agreement and the Assignments, and to exercise its duties as separate trustee, in and only in the event of a written request by the Trustee.

     2.   Limited Scope of Appointment and Duties.  The Separate Trustee
          ---------------------------------------
shall act as separate trustee under the Pooling Agreement and the Assignments only upon, and to the extent of, written instructions from the Trustee and no other party. The Separate Trustee shall not be required to take, nor shall it be responsible for taking, any action as separate trustee under the Pooling Agreement or the Assignments unless it has received such written instructions from the Trustee. The Separate Trustee shall hold only the record, and not the beneficial, ownership of the FHA Loans secured by Mortgages.

     The Separate Trustee shall owe no duty as separate trustee under the Pooling Agreement and the Assignments to any party other than the Trustee and the Certificateholders. The Trustee shall consult with the Separate Trustee with respect to decisions deemed by the Trustee to be significant to be made with respect to the exercise of any powers to be exercised by the Separate Trustee and, upon request of the Separate Trustee, will provide the Separate Trustee with copies of all notices and other documents pursuant to which it exercises its duties as the Trustee.

     Any provision of this Agreement or the Pooling Agreement or the Assignments to the contrary notwithstanding, the Separate Trustee shall have no power to act in any manner inconsistent with the terms of the Pooling Agreement with respect to, or to vary the investment in, the trust created hereby.

     3.   Appointment of the Trustee as Attorney-in-Fact.  Wherever and to
          ----------------------------------------------
the fullest extent permitted by law, the Separate Trustee hereby irrevocably appoints the Trustee as its agent and Attorney-in-Fact for the purpose of executing any and all documents which the Separate Trustee may be required, as separate trustee under the Pooling Agreement and the Assignments, to execute; provided, however, that nothing in this Agreement shall be deemed an admission that the Separate Trustee is required to execute any of such documents in its capacity as separate trustee under the Pooling Agreement and the Assignments.

     4.   Notices.  Notices and instructions under this Agreement shall be
          -------
deemed given under this Agreement when sent by overnight courier or when mailed by Certified Mail, Return Receipt Requested, to the parties at their addresses provided below or at such other addresses as the parties may direct:

     If to the Trustee:
     -----------------

          First Bank National Association
          First Trust Center
          180 East Fifth Street
          St. Paul, Minnesota 55101
          Attention:  _______________
          ---------

     If to the Separate Trustee:
     --------------------------

          EFC Securitized Assets, L.C.
          9737 Great Hills Trail
          Austin, Texas 78759
          Attention:  ____________
          ---------

     (with copy to the Trustee)

     If to the Company:
     -----------------

          Financial Asset Securities Corp.
          600 Steamboat Road
          Greenwich, Connecticut 06830
          Attention: _______________

     5.   Choice of Law.  This Agreement shall be governed by, and construed
          -------------
in accordance with, the laws of the State of New York.

     6.   Counterparts.  This Agreement may be executed in one or more
          ------------



counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                           *          *          *



     IN WITNESS WHEREOF, the Company and the Trustee and the Separate Trustee hereby execute this Agreement as of the date first set forth above.

                         COMPANY:

                              FINANCIAL ASSET SECURITIES CORP..


                              By:
                                   ---------------------------------------
                              Name:
                              Title:

                         TRUSTEE:

                              FIRST BANK NATIONAL ASSOCIATION,
                              as Trustee


                              By:
                                   ---------------------------------------
                              Name:
                              Title:

                         SEPARATE TRUSTEE:

                              EFC SECURITIZED ASSETS, L.C.,


                              By:
                                   ---------------------------------------
                              Name:
                              Title: